UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-22865

Forethought Variable Insurance Trust

(Exact name of registrant as specified in charter)

10 West Market Street, Suite 2300

Indianapolis, Indiana 46204

(Address of principal executive offices) (Zip code)

The Corporation Trust Company
1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 877-355-1820

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Annual Report

December 31, 2021

Global Atlantic Portfolios

Global Atlantic BlackRock Allocation Portfolio

Global Atlantic BlackRock Disciplined Core Portfolio

Global Atlantic BlackRock Disciplined Growth Portfolio

Global Atlantic BlackRock Disciplined International Core Portfolio

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Global Atlantic BlackRock Disciplined Value Portfolio

Global Atlantic BlackRock High Yield Portfolio

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Class I and Class II shares

Each a separate series of the Forethought Variable Insurance Trust

Distributed by Global Atlantic Distributors, LLC
Member FINRA

Dear Shareholders/Contract Owners:

We think it goes without saying that the past two years have been truly historic. While the COVID-19 pandemic (the "Pandemic") has deservedly been front and center, and is a topic we will touch on shortly, buried beneath all the hardships and loss have been two strong years of U.S. equity returns. The S&P 500 and S&P MidCap 400 led major global equity indices, rising 28.71% and 24.76% respectively in 2021, which were meaningful improvements over 2020's strong returns that were recorded despite a historic selloff in March of that year. The Russell 2000 also performed well in 2021, up 14.82%, yet somewhat below its leading return of 19.96% in 2020. International developed large capitalization stocks, as represented by the MSCI EAFE, rose 11.26%, and while that was an improvement over its return of 7.82% in 2020, it meaningfully lagged U.S. equities. Similarly lagging were investment grade fixed income markets. Domestically, U.S. Treasury yields rose sharply while corporate spreads remained flat, resulting in a -1.54% return on the Bbg US Agg. Domestic high yield fixed income (as represented by the ICE BofAML US HY index), fared better given the strength in equity markets and meaningful spread tightening, returning 5.36%. Given these differing returns, a portfolio's exposure to equity versus fixed income, domestic versus international equity, and/or investment grade versus high yield fixed income were key determinants of performance over the past two years.

While the financial markets did not experience the historic decline and recovery of 2020 during 2021, it was a volatile year nonetheless given the continued impact of the Pandemic. Despite the development and availability of vaccines, vaccination rates remain low in many parts of the world. Together with the emergence of new variants, COVID-19 continues to negatively impact many areas of the economy, causing inconsistent and regionally disparate economic data, as well as overall financial market volatility. Since the historic bear market and recovery of 2020, financial markets have experienced spikes in volatility about every 4-6 weeks over the past 18 months, typically lasting several days before subsiding. As a result, while the performance figures shown in the graph illustrate generally strong annual returns, the intra-period path to get to these numbers was somewhat turbulent. As a result, for asset allocation funds, not only was the degree of exposure to certain asset classes an important driver of performance, but also important was the timing of those exposures.

As the U.S. economy continues to struggle with the impact of the Pandemic, we expect economic data to be directionally positive but potentially inconsistent given the emergence of new COVID-19 variants and differing vaccination rates throughout the country. Furthermore, heightened concern regarding inflation has led the U.S. Federal Reserve (the Fed) to state it will likely quicken the reduction (tapering) of its balance sheet (bond holdings) and increase interest rates in 2022. Globally, we believe the outlook is similar given the rapid spread of the Omicron variant and differing approaches by country with respect to how to best contain the virus. Consequently, there are concerns that economic growth globally could slow until these issues improve.

Given the hardships endured over the past two years, we hope this shareholder letter finds you healthy and wish you all the best for 2022 and beyond.

Thank you for investing in the Global Atlantic Portfolios.

Sincerely,

Eric D. Todd, CFA	Cameron Jeffreys, CFA
President	Senior Vice President
Global Atlantic Investment Advisors, LLC	Global Atlantic Investment Advisors, LLC

Portfolio	Benchmark
Global Atlantic BlackRock Allocation Portfolio	S&P Target Risk® Growth Index
Global Atlantic BlackRock Disciplined Core Portfolio	S&P 500® Index
Global Atlantic BlackRock Disciplined Growth Portfolio	Russell 1000® Growth Index
Global Atlantic BlackRock Disciplined International Core Portfolio	MSCI ACWI ex-USA Index
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	Russell Midcap® Growth Index
Global Atlantic BlackRock Disciplined Value Portfolio	Russell 1000® Value Index
Global Atlantic BlackRock High Yield Portfolio	ICE BofAML BB-B U.S. High Yield Constrained Index
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Bloomberg U.S. Aggregate Bond Index

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest directly in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

This report contains the current opinions of Global Atlantic Investment Advisors, LLC and/or sub-advisers at the time of its publication and should not be considered investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, a Portfolio's portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

Index Definitions:

Bloomberg U.S. Aggregate Bond Index ("Bbg US Agg").1 An index weighted according to market capitalization and includes, among other categories, Treasury securities, mortgage-backed securities, government agency bonds and corporate bonds. To be included in the index, bonds must be rated investment grade by Moody's and Standard & Poor's.

ICE BofAML BB-B U.S. High Yield Constrained Index. An index that contains all securities in the ICE BofAML U.S. High Yield Index rated BB1 through B3, based on an average of Moody's, S&P, and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

ICE BofAML High Yield Cash Pay MV USI Index ("ICE BofAML US HY"). An index that tracks the performance of US dollar denominated, below investment grade corporate debt, currently in a coupon paying period, which is publicly issued in the US domestic market.

MSCI ACWI ex-USA Index. A free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

MSCI EAFE Total Return Index ("MSCI EAFE"). An index created by Morgan Stanley Capital International (MSCI) that serves as a benchmark of the performance in major developed international equity markets as represented by 21 major MSCI indexes from Europe, Australasia and the Far East.

Russell 1000® Growth Index. An unmanaged index of common stock prices that measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index. An index that measures the performance of large- and mid-capitalization value sectors of the U.S. equity market. It is a subset of the Russell 1000® Index, which measures the performance of the large-capitalization sector of the U.S. equity market.

1  Formerly known as the Bloomberg Barclays U.S. Aggregate Bond Index.

Russell 2000® Index ("Russell 2000"). An index measuring the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

Russell Midcap® Growth Index. An unmanaged index that consists of the bottom 800 securities of the Russell 1000® Index with greater-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

S&P MidCap 400 Total Return Index ("S&P MidCap 400"). A capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market.

S&P Target Risk® Growth Index. An index that increases exposure to equities, while also providing limited fixed income exposure to diversify risk.

S&P 500 Index ("S&P 500"). A market capitalization weighted price index composed of 500 widely held U.S. common stocks. Frequently used as a measure of U.S. stock market performance.

Table of Contents

Page
•	Global Atlantic Portfolio Review and Portfolio of Investments
	Global Atlantic BlackRock Allocation Portfolio	5 – 7
	Global Atlantic BlackRock Disciplined Core Portfolio	8 – 13
	Global Atlantic BlackRock Disciplined Growth Portfolio	14 – 20
	Global Atlantic BlackRock Disciplined International Core Portfolio	21 – 35
	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	36 – 43
	Global Atlantic BlackRock Disciplined Value Portfolio	44 – 51
	Global Atlantic BlackRock High Yield Portfolio	52 – 65
	Global Atlantic Goldman Sachs Core Fixed Income Portfolio	66 – 79
•	Financial Statements:
	Statements of Assets and Liabilities	80 – 81
	Statements of Operations	82 – 83
	Statements of Changes in Net Assets	84 – 87
	Financial Highlights	88 – 102
•	Notes to Financial Statements	103 – 128
•	Report of Independent Registered Accounting Firm	129
•	Expense Examples	130 – 131
•	Supplemental Information	132
•	Trustee and Officer Table	133 – 136
•	Privacy Notice	137 – 138
•	Proxy Voting Policy	Back Cover
•	Portfolio Holdings	Back Cover

Global Atlantic BlackRock Allocation Portfolio

Portfolio Review

December 31, 2021 (Unaudited)

Investment Objective

The Portfolio seeks to provide total return.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC ("BlackRock").

How did the Portfolio perform during the period?

During 2021, the Class I shares of Global Atlantic BlackRock Allocation Portfolio slightly underperformed its reference benchmark, the S&P Target Risk® Growth Index. The Portfolio posted a return of 11.33% compared to a benchmark return of 11.37%, a difference of -4 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

The multi-asset Portfolio's overweight to equities was the largest driver of its returns, as stocks outperformed bonds overall and domestic stocks broadly outperformed their international counterparts. Within equities, the Portfolio's strategic allocation to, and rotation among, factors – along with its strategic overweight to financial stocks – were largely detractors to performance, as were international stocks.

On the fixed income side, longer-duration U.S. Treasuries sold off and the curve bear steepened to start the year, then rallied considerably as COVID-19's Delta variant reversed trends, only for inflation to force the U.S. Federal Reserve's (the "Fed") hand by the end of the year. While returns were negative across all fixed income asset classes, shifts in duration and the spread tightening in lower-quality credit bonds were sources of outperformance for the Portfolio.

How was the Portfolio positioned at period end?

At year-end, the Portfolio was 4% overweight equities relative to fixed income, as BlackRock's investment team believed the risk-reward in fixed income was diminished and challenged given interest rates at currently low levels and the persistent threat of inflation. The portfolio investment team believes that despite the concerns over the Omicron variant and the Fed's tapering-then-hike plans, expectations surrounding growth and earnings remain strong, which should lead to more equity outperformance in 2022. BlackRock believes that the case for cyclical assets like equities and commodities remains intact for 2022, with key drivers being continued supply constraints, higher wages, and the cautiously slow removal of some policy and fiscal support by non-US central banks. As the holidays led to COVID-19 case surges, some caution has returned in the U.S. and with international markets continuing to lag from slower global demand, BlackRock's investment view is to position the Portfolio for the ongoing post-COVID-19 "restart" and the maturing cycle as interest rate hikes begin amidst strong economic growth.

Within fixed income, the portfolio investment team favors a shorter duration bias, particularly within investment grade and high yield credit. This was partially offset with longer duration holdings in treasury inflation-protected securities ("TIPS") at the end of the period, which was present to not only balance inflation risks, but to also benefit sector positions should inflation run above expectations.

Global Atlantic BlackRock Allocation Portfolio

Portfolio Review (Continued)

December 31, 2021 (Unaudited)

The Portfolio's performance figures for the periods ended December 31, 2021 as compared to its benchmark:

			Annualized	Operating Expense**
	Inception Date*	One Year	Since Inception	Gross Ratio	Net Ratio
Global Atlantic BlackRock Allocation Portfolio
Class I	November 1, 2017	11.33%	10.08%	0.47%	0.47%
Class II	November 1, 2017	11.04%	9.79%	0.72%	0.72%
S&P Target Risk® Growth Index^		11.37%	8.96%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I and Class II shares, as disclosed in the most recent prospectus dated May 1, 2021. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. Gross operating expense ratio reflects the ratio of expenses absent waivers and/or reimbursements by the Adviser. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The S&P Target Risk® Growth Index (Total Return) provides increased exposure to equities, while also using some fixed income exposure to dampen risk. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Funds	99.5%
Short-Term Investments	1.0%
Other Assets Less Liabilities - Net	(0.5)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2021.

Global Atlantic BlackRock Allocation Portfolio

Portfolio of Investments

December 31, 2021

	Shares/ Principal	Fair Value
EXCHANGE TRADED FUNDS - 99.5%
DEBT FUNDS - 34.7%
iShares 1-5 Year Investment Grade Corporate Bond ETF	37,545	$2,022,925
iShares Core Total USD Bond Market ETF	188,768	9,991,490
iShares Fallen Angels USD Bond ETF	126,130	3,780,116
iShares TIPS Bond ETF	32,656	4,219,155
iShares U.S. Treasury Bond ETF	261,158	6,967,695
TOTAL DEBT FUNDS		26,981,381
EQUITY FUNDS - 64.8%
iShares Core S&P 500 ETF	20,920	9,978,631
iShares Core S&P Small-Cap ETF	24,594	2,816,259
iShares ESG Aware MSCI USA ETF	117,302	12,656,886
iShares Global Financials ETF	19,620	1,570,777
iShares Global Tech ETF	33,322	2,145,604
iShares MSCI EAFE Growth ETF	51,350	5,663,391
iShares MSCI EAFE Value ETF	121,338	6,114,222
iShares MSCI USA Min Vol Factor ETF	15,020	1,215,118
iShares MSCI USA Value Factor ETF	22,920	2,509,052
iShares U.S. Energy ETF	124,652	3,752,025
	Shares/ Principal	Fair Value
EQUITY FUNDS - 64.8% (Continued)
iShares, Inc., iShares ESG Aware MSCI EM ETF	46,842	$1,861,970
TOTAL EQUITY FUNDS		50,283,935
TOTAL EXCHANGE TRADED FUNDS (Cost - $63,381,806)		77,265,316
SHORT-TERM INVESTMENTS - 1.0%
MONEY MARKET FUNDS - 1.0%
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 0.01% (a) (Cost - $744,104)	744,104	744,104
TOTAL INVESTMENTS - 100.5% (Cost - $64,125,910)		$78,009,420
OTHER ASSETS LESS LIABILITIES - NET (0.5)%		(357,211)
TOTAL NET ASSETS - 100.0%		$77,652,209

(a)  The rate shown is the annualized seven-day yield at period end.

TIPS - Treasury Inflation Protected Security

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio

Portfolio Review

December 31, 2021 (Unaudited)

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC ("BlackRock").

How did the Portfolio perform during the period?

During 2021, the Class I shares of Global Atlantic BlackRock Disciplined Core Portfolio slightly underperformed its reference benchmark, the S&P 500® Index. The Portfolio posted a return of 28.67% compared to a benchmark return of 28.71%, a difference of -4 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

BlackRock's Scientific Active Equity ("SAE") process systematically tracks and ranks the characteristics of companies in order to seek to construct a portfolio that has the best trade-off between returns, risk and costs. The SAE investment model groups the universe of securities based on an analysis of a wide range of factors, such as relative value ("Value"), earnings quality ("Quality"), market sentiment ("Sentiment"), and thematic insights. Value insights seek to incorporate, where appropriate, asset value, sales, earnings and cash flow forecasts over short and long periods. Quality measures aim to assess the sustainability of earnings and the quality of corporate management by investigating company financials as well as other company statements. Sentiment criteria seek to infer information about a company's value from changes in analysts' forecasts, linkages between companies, management decisions and the behavior of other market participants in equities and other securities markets. And lastly, thematic insights seek to identify and exploit commonalities among groups of stocks that are believed to drive prices but that currently appear to be less obvious to the market.

Portfolio outperformance was driven by strength in the second and fourth quarters of the year, primarily driven by Sentiment and fundamental measures. Within Sentiment insights, trend-based measures drove gains as these were able to correctly position the Portfolio around the volatile market backdrop that included several market style preference shifts and rising rates. Capturing Sentiment from market participants, such as identifying bond investor views as well as text analyses across executive commentaries was additive. Faster moving alternative data measures, such as insights designed to track search trends also benefitted performance. The real time nature of these types of measures were helpful in evaluating the quickly evolving marketplace. Macro thematic insights evaluating business to business invoicing, hiring activity, and sensitivity to the economic cycle were also additive through an overweight position to industrials.

Nontraditional measures of Quality, such as environmental, social, and governance ("ESG") related insights, were mixed in the period. Insights designed to capture investor flows into preferred ESG positions were top contributors, benefitting from the broader sustainability market trend. However, other insights that track company controversies and tax levels struggled. This measure penalizes companies that pay lower levels of taxes versus peers, typically growth-oriented technology companies, and favors those with higher relative tax levels. The signal struggled to keep up amid the preference shift to growth styles. Elsewhere, more traditional quality signals, such as a preference for lower-risk securities, performed well against rising market volatility.

The positive performance of fundamental Value insights in the first part of the year faded in the second half, detracting in aggregate for the year. Traditional measures, such as insights designed to track sales across valuations and research expenditures across price, detracted from performance, particularly in oil companies where the Portfolio was underweight.

How was the Portfolio positioned at period end?

At year-end, from a sector positioning perspective, the Portfolio remained largely sector neutral. The Portfolio had slight overweight positions in the information technology and financial sectors and slight underweight positions in the communication services and materials sectors at the end of the year. The SAE team seeks to maintain a style neutral approach, so the Portfolio did not have any outsized active exposures to any particular style or factor.

Global Atlantic BlackRock Disciplined Core Portfolio

Portfolio Review (Continued)

December 31, 2021 (Unaudited)

The Portfolio's performance figures for the periods ended December 31, 2021 as compared to its benchmark:

			Annualized	Operating Expense**
	Inception Date*	One Year	Since Inception	Gross Ratio	Net Ratio
Global Atlantic BlackRock Disciplined Core Portfolio
Class I	November 1, 2017	28.67%	17.64%	0.50%	0.50%
Class II	November 1, 2017	28.35%	17.33%	0.75%	0.75%
S&P 500® Index^		28.71%	18.02%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I and Class II shares, as disclosed in the most recent prospectus dated May 1, 2021. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The S&P 500® Index (Total Return) is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees, and other expenses. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	98.6%
Short-Term Investments	1.4%
Other Assets less Liabilities - Net	0.0%^
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2021.

Derivative exposure is included in "Other Assets Les Liabilities - Net"

^  Represents less than 0.05%.

Global Atlantic BlackRock Disciplined Core Portfolio

Portfolio of Investments

December 31, 2021

	Shares/ Principal	Fair Value
COMMON STOCKS - 98.6%
AEROSPACE & DEFENSE - 0.9%
Axon Enterprise, Inc.*	1,339	$210,223
Lockheed Martin Corp.	12,564	4,465,371
Northrop Grumman Corp.	3,567	1,380,679
		6,056,273
AIR FREIGHT & LOGISTICS - 1.2%
C.H. Robinson Worldwide, Inc.	36,560	3,934,953
Expeditors International of Washington, Inc.	14,467	1,942,774
United Parcel Service, Inc., Class B	14,139	3,030,553
		8,908,280
AIRLINES - 0.1%
Alaska Air Group, Inc.*	13,398	698,036
AUTO COMPONENTS - 0.6%
BorgWarner, Inc.	101,394	4,569,828
AUTOMOBILES - 2.0%
Rivian Automotive, Inc., Class A*	9,921	1,028,708
Tesla, Inc.*	12,793	13,519,387
		14,548,095
BANKS - 3.5%
Bank of America Corp.	96,968	4,314,106
Bank of Montreal	8,121	874,794
Bank of Nova Scotia (The)	7,360	527,638
Citigroup, Inc.	67,646	4,085,142
First Republic Bank	29,791	6,152,140
Huntington Bancshares, Inc.	10,851	167,323
JPMorgan Chase & Co.	35,741	5,659,587
Pinnacle Financial Partners, Inc.	3,952	377,416
PNC Financial Services Group, Inc. (The)	5,440	1,090,829
Regions Financial Corp.	60,609	1,321,276
Wells Fargo & Co.	4,244	203,627
Western Alliance Bancorp	5,256	565,808
		25,339,686
BEVERAGES - 1.0%
Coca-Cola Europacific Partners PLC	4,589	256,663
Diageo PLC, ADR	10,635	2,341,189
Keurig Dr Pepper, Inc.	26,617	981,102
Molson Coors Beverage Co., Class B	32,988	1,528,994
PepsiCo, Inc.	10,890	1,891,702
		6,999,650
BIOTECHNOLOGY - 1.4%
AbbVie, Inc.	29,512	3,995,925
Amgen, Inc.	21,183	4,765,539
Biogen, Inc.*	1,197	287,184
Moderna, Inc.*	1,952	495,769
Regeneron Pharmaceuticals, Inc.*	1,086	685,831
		10,230,248
	Shares/ Principal	Fair Value
BUILDING PRODUCTS - 0.8%
Builders FirstSource, Inc.*	6,560	$562,258
Masco Corp.	14,946	1,049,508
Owens Corning	5,896	533,588
Trane Technologies PLC	18,494	3,736,343
		5,881,697
CAPITAL MARKETS - 1.9%
FactSet Research Systems, Inc.	2,906	1,412,345
Goldman Sachs Group, Inc. (The)	4,205	1,608,623
Intercontinental Exchange, Inc.	5,696	779,042
Moody's Corp.	1,878	733,509
Morgan Stanley	18,880	1,853,261
S&P Global, Inc.	12,264	5,787,749
Stifel Financial Corp.	22,904	1,612,900
		13,787,429
CHEMICALS - 1.0%
Corteva, Inc.	11,157	527,503
Ecolab, Inc.	16,197	3,799,654
Mosaic Co. (The)	11,668	458,436
Sherwin-Williams Co. (The)	6,564	2,311,578
Valvoline, Inc.	2,412	89,944
		7,187,115
COMMERCIAL SERVICES & SUPPLIES - 0.2%
Republic Services, Inc.	943	131,501
Waste Connections, Inc.	9,352	1,274,397
		1,405,898
COMMUNICATIONS EQUIPMENT - 0.2%
Juniper Networks, Inc.	45,441	1,622,698
CONSTRUCTION MATERIALS - 0.5%
Vulcan Materials Co.	15,945	3,309,863
CONSUMER FINANCE - 1.2%
Ally Financial, Inc.	84,804	4,037,518
American Express Co.	19,260	3,150,936
Capital One Financial Corp.	11,919	1,729,328
		8,917,782
CONTAINERS & PACKAGING - 0.3%
Avery Dennison Corp.	2,843	615,708
Westrock Co.	31,833	1,412,112
		2,027,820
DIVERSIFIED CONSUMER SERVICES - 0.4%
H&R Block, Inc.	71,078	1,674,597
Service Corp. International	20,520	1,456,715
		3,131,312

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
DIVERSIFIED FINANCIAL SERVICES - 1.3%
Apollo Global Management, Inc.	8,995	$651,508
Berkshire Hathaway, Inc., Class B*	5,901	1,764,399
Voya Financial, Inc.	99,071	6,569,398
		8,985,305
DIVERSIFIED TELECOMMUNICATION - 0.4%
BCE, Inc.	33,004	1,717,528
TELUS Corp.	16,417	386,949
Verizon Communications, Inc.	18,517	962,143
		3,066,620
ELECTRIC UTILITIES - 1.0%
NextEra Energy, Inc.	26,729	2,495,419
OGE Energy Corp.	88,244	3,386,805
Pinnacle West Capital Corp.	3,276	231,253
Southern Co. (The)	19,057	1,306,929
		7,420,406
ELECTRICAL EQUIPMENT - 0.1%
AMETEK, Inc.	6,744	991,638
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.3%
Keysight Technologies, Inc.*	8,612	1,778,464
ENERGY EQUIPMENT & SERVICES - 0.9%
Halliburton Co.	29,393	672,218
Schlumberger NV	179,506	5,376,205
		6,048,423
ENTERTAINMENT - 0.8%
Roku, Inc.*	2,136	487,435
Sea Ltd., ADR*	377	84,339
Walt Disney Co. (The)*	31,589	4,892,820
		5,464,594
EQUITY REAL ESTATE INVESTMENT - 2.0%
American Homes 4 Rent, Class A	6,214	270,992
CubeSmart	39,679	2,258,132
Extra Space Storage, Inc.	2,230	505,608
Life Storage, Inc.	12,668	1,940,484
Prologis, Inc.	56,355	9,487,928
		14,463,144
FOOD & STAPLES RETAILING - 2.1%
Costco Wholesale Corp.	15,001	8,516,068
Walmart, Inc.	45,177	6,536,660
		15,052,728
FOOD PRODUCTS - 0.0%†
McCormick & Co., Inc.	393	37,968
HEALTH CARE EQUIPMENT & SUPPLIES - 1.7%
Abbott Laboratories	18,683	2,629,445
Align Technology, Inc.*	1,016	667,695
	Shares/ Principal	Fair Value
HEALTH CARE EQUIPMENT & SUPPLIES - 1.7% (Continued)
Boston Scientific Corp.*	3,660	$155,477
Dexcom, Inc.*	1,120	601,384
Hologic, Inc.*	5,156	394,743
IDEXX Laboratories, Inc.*	11,172	7,356,315
Medtronic PLC	6,590	681,736
		12,486,795
HEALTH CARE PROVIDERS & SERVICES - 2.5%
Anthem, Inc.	11,297	5,236,611
Cigna Corp.	7,555	1,734,855
CVS Health Corp.	14,977	1,545,027
McKesson Corp.	17,073	4,243,836
UnitedHealth Group, Inc.	9,887	4,964,658
		17,724,987
HOTELS, RESTAURANTS & LEISURE - 1.4%
Booking Holdings, Inc.*	1,568	3,761,993
Choice Hotels International, Inc.	1	156
McDonald's Corp.	19,535	5,236,747
Travel + Leisure Co.	18,648	1,030,675
		10,029,571
HOUSEHOLD DURABLES - 0.9%
DR Horton, Inc.	28,215	3,059,917
PulteGroup, Inc.	1,539	87,969
Whirlpool Corp.	13,478	3,162,747
		6,310,633
HOUSEHOLD PRODUCTS - 2.0%
Colgate-Palmolive Co.	96,496	8,234,969
Procter & Gamble Co. (The)	36,986	6,050,170
		14,285,139
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.0%†
Sunnova Energy International, Inc.*	2,907	81,163
INDUSTRIAL CONGLOMERATES - 0.7%
General Electric Co.	4,057	383,265
Honeywell International, Inc.	17,597	3,669,150
Roper Technologies, Inc.	1,332	655,158
		4,707,573
INSURANCE - 3.4%
Allstate Corp. (The)	5,054	594,603
Aon PLC, Class A	1,175	353,158
Brighthouse Financial, Inc.*	2,778	143,900
Manulife Financial Corp.	4,118	78,530
Marsh & McLennan Cos., Inc.	52,528	9,130,417
MetLife, Inc.	128,134	8,007,094
Reinsurance Group of America, Inc.	2,008	219,856
Travelers Cos., Inc. (The)	25,668	4,015,245
Willis Towers Watson PLC	8,324	1,976,867
		24,519,670

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
INTERACTIVE MEDIA & SERVICES - 6.6%
Alphabet, Inc., Class A*	7,699	$22,304,311
Alphabet, Inc., Class C*	4,898	14,172,804
Meta Platforms, Inc., Class A*	32,119	10,803,226
Twitter, Inc.*	5,152	222,669
		47,503,010
INTERNET & DIRECT MARKETING RETAIL - 3.9%
Amazon.com, Inc.*	8,308	27,701,697
Qurate Retail, Inc., Series A	14,260	108,376
Vipshop Holdings Ltd., ADR*	22,485	188,874
		27,998,947
IT SERVICES - 4.7%
Accenture PLC, Class A	6,707	2,780,387
Automatic Data Processing, Inc.	18,047	4,450,029
EPAM Systems, Inc.*	297	198,530
Fidelity National Information Services, Inc.	30,747	3,356,035
Global Payments, Inc.	1,296	175,193
Mastercard, Inc., Class A	14,731	5,293,143
Okta, Inc.*	530	118,810
PayPal Holdings, Inc.*	16,069	3,030,292
Visa, Inc., Class A	65,125	14,113,239
		33,515,658
LIFE SCIENCES TOOLS & SERVICES - 2.1%
Agilent Technologies, Inc.	31,113	4,967,190
Bruker Corp.	2,903	243,591
Danaher Corp.	19,815	6,519,333
Illumina, Inc.*	1,281	487,344
Thermo Fisher Scientific, Inc.	4,208	2,807,746
		15,025,204
MACHINERY - 2.4%
Caterpillar, Inc.	10,418	2,153,817
Deere & Co.	879	301,400
Fortive Corp.	14,893	1,136,187
Illinois Tool Works, Inc.	36,781	9,077,551
Otis Worldwide Corp.	55,349	4,819,238
		17,488,193
MEDIA - 1.1%
Altice USA, Inc., Class A*	8,672	140,313
Comcast Corp., Class A	83,190	4,186,953
Discovery, Inc., Class C*	6,329	144,934
Fox Corp., Class A	41,134	1,517,845
Fox Corp., Class B	2,791	95,647
Nexstar Media Group, Inc., Class A	470	70,961
Sirius XM Holdings, Inc.	289,214	1,836,509
TEGNA, Inc.	4,076	75,650
		8,068,812
	Shares/ Principal	Fair Value
MULTILINE RETAIL - 1.3%
Kohl's Corp.	3,853	$190,300
Nordstrom, Inc.*	38,676	874,851
Target Corp.	34,468	7,977,274
		9,042,425
MULTI-UTILITIES - 1.7%
CMS Energy Corp.	12,474	811,434
Consolidated Edison, Inc.	56,123	4,788,414
DTE Energy Co.	38,733	4,630,143
NiSource, Inc.	73,602	2,032,151
		12,262,142
OIL, GAS & CONSUMABLE FUELS - 1.7%
BP PLC, ADR	43,274	1,152,386
Chevron Corp.	1,060	124,391
Devon Energy Corp.	14,253	627,845
EOG Resources, Inc.	90,878	8,072,693
Equinor ASA, ADR	12,645	332,943
Kinder Morgan, Inc.	26,193	415,421
Phillips 66	4,267	309,187
Royal Dutch Shell PLC, Class A, ADR	6,727	291,952
Williams Cos., Inc. (The)	44,163	1,150,004
		12,476,822
PERSONAL PRODUCTS - 0.6%
Estee Lauder Cos, Inc. (The), Class A	12,091	4,476,088
PHARMACEUTICALS - 5.2%
Bristol-Myers Squibb Co.	41,963	2,616,393
Eli Lilly & Co.	16,638	4,595,748
Johnson & Johnson	90,879	15,546,671
Merck & Co., Inc.	40,554	3,108,059
Pfizer, Inc.	64,169	3,789,179
Zoetis, Inc.	29,777	7,266,481
		36,922,531
PROFESSIONAL SERVICES - 0.7%
Equifax, Inc.	13,126	3,843,161
IHS Markit Ltd.	6,843	909,572
		4,752,733
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.2%
CBRE Group, Inc., Class A*	13,187	1,430,921
ROAD & RAIL - 1.1%
Landstar System, Inc.	17,124	3,065,539
Old Dominion Freight Line, Inc.	3,622	1,298,052
Ryder System, Inc.	32,708	2,696,120
Schneider National, Inc., Class B	27,535	740,967
		7,800,678

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.7%
Advanced Micro Devices, Inc.*	32,536	$4,681,930
Analog Devices, Inc.	6,003	1,055,147
Applied Materials, Inc.	21,202	3,336,347
Cirrus Logic, Inc.*	13,754	1,265,643
CMC Materials, Inc.	1	192
Intel Corp.	138,312	7,123,068
KLA Corp.	1,705	733,338
Lam Research Corp.	4,451	3,200,937
NVIDIA Corp.	42,325	12,448,206
QUALCOMM, Inc.	18,081	3,306,472
Silicon Laboratories, Inc.*	2,483	512,541
Texas Instruments, Inc.	11,575	2,181,540
Xilinx, Inc.	4,343	920,846
		40,766,207
SOFTWARE - 10.0%
Adobe, Inc.*	17,041	9,663,270
Cadence Design Systems, Inc.*	3,246	604,892
HashiCorp, Inc., Class A*	7,697	700,735
Intuit, Inc.	12,568	8,083,989
Microsoft Corp.	115,775	38,937,448
salesforce.com, Inc.*	12,466	3,167,985
ServiceNow, Inc.*	11,584	7,519,290
Workday, Inc., Class A*	11,924	3,257,398
		71,935,007
SPECIALTY RETAIL - 1.5%
Advance Auto Parts, Inc.	1,306	313,283
American Eagle Outfitters, Inc.	23,819	603,097
Dick's Sporting Goods, Inc.	1,904	218,941
Foot Locker, Inc.	7,948	346,771
Home Depot, Inc. (The)	10,869	4,510,744
Lithia Motors, Inc.	962	285,666
Lowe's Cos., Inc.	6,083	1,572,334
Penske Automotive Group, Inc.	8,379	898,397
Tractor Supply Co.	5,453	1,301,086
Ulta Beauty, Inc.*	1,607	662,630
		10,712,949
	Shares/ Principal	Fair Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 8.9%
Apple, Inc.	277,317	$49,243,180
Dell Technologies, Inc., Class C*	118,626	6,663,222
Hewlett Packard Enterprise Co.	276,393	4,358,718
NetApp, Inc.	19,447	1,788,929
Pure Storage, Inc., Class A*	6,205	201,973
Western Digital Corp.*	19,796	1,290,897
		63,546,919
TEXTILES, APPAREL & LUXURY GOODS - 0.2%
Levi Strauss & Co., Class A	11,186	279,985
Ralph Lauren Corp.	6,966	827,979
Under Armour, Inc., Class C*	146	2,634
		1,110,598
TRADING COMPANIES & DISTRIBUTORS - 0.2%
SiteOne Landscape Supply, Inc.*	5,733	1,388,991
WIRELESS TELECOMMUNICATION SERVICES - 0.1%
United States Cellular Corp.*	19,885	626,775
Vodafone Group PLC, ADR	5,484	81,876
		708,651
TOTAL COMMON STOCKS (Cost - $498,316,341)		707,010,017
SHORT-TERM INVESTMENTS - 1.4%
MONEY MARKET FUNDS - 1.4%
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 0.01% (a) (Cost - $10,339,947)	10,339,947	10,339,947
TOTAL INVESTMENTS - 100.0% (Cost - $508,656,288)		$717,349,964
OTHER ASSETS LESS LIABILITIES - NET 0.0%†		181,174
TOTAL NET ASSETS - 100.0%		$717,531,138

*  Non-income producing security.

†  Represents less than 0.05%.

(a)  The rate shown is the annualized seven-day yield at period end.

ADR - American Depositary Receipt

PLC - Public Limited Company

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Number of Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Future	Goldman Sachs & Co.	47	3/18/2022	$11,182,475	$127,608

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Growth Portfolio

Portfolio Review

December 31, 2021 (Unaudited)

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC ("BlackRock").

How did the Portfolio perform during the period?

During 2021, the Class II shares of Global Atlantic BlackRock Disciplined Growth Portfolio underperformed its reference benchmark, the Russell 1000® Growth Index. The Portfolio posted a return of 27.29% compared to a benchmark return of 27.60%, a difference of -31 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

BlackRock's Scientific Active Equity ("SAE") process systematically tracks and ranks the characteristics of companies in order to seek to construct a portfolio that has the best trade-off between returns, risk and costs. The SAE investment model groups the universe of securities based on an analysis of a wide range of factors, such as relative value ("Value"), earnings quality ("Quality"), market sentiment ("Sentiment"), and thematic insights. Value insights seek to incorporate, where appropriate, asset value, sales, earnings and cash flow forecasts over short and long periods. Quality measures aim to assess the sustainability of earnings and the quality of corporate management by investigating company financials as well as other company statements. Sentiment criteria seek to infer information about a company's value from changes in analysts' forecasts, linkages between companies, management decisions and the behavior of other market participants in equities and other securities markets. And lastly, thematic insights seek to identify and exploit commonalities among groups of stocks that are believed to drive prices but that currently appear to be less obvious to the market.

The Portfolio performed well amid the changeable market backdrop, with outperformance primarily driven by the Portfolio's Sentiment and fundamental measures. Within Sentiment insights, trend-based measures drove gains as these were able to correctly position the Portfolio around the volatile market backdrop that included several market style preference shifts and rising rates. Capturing Sentiment from market participants, such as identifying bond investor views as well as text analyses across executive commentaries was additive. Faster moving alternative data measures, such as insights designed to track search trends also benefitted performance. The real time nature of these types of measures were helpful in evaluating the quickly evolving marketplace.

Nontraditional measures of Quality, such as environmental, social, and governance ("ESG") related insights, were mixed in the period. Insights designed to capture investor flows into preferred ESG positions were top contributors, benefitting from the broader sustainability market trend. However, other risk mitigation related ESG insights that track company tax levels struggled. This measure penalizes companies that pay lower levels of taxes versus peers, typically growth-oriented technology companies, and favors those with higher relative tax levels. The signal struggled to keep up amid the preference shift to growth styles. Elsewhere, more traditional quality signals, such as a preference for lower-risk securities, performed well later in the year against rising market volatility.

A more dynamic macro thematic insight designed to evaluate macro views, the economic environment, and technical conditions proved wrong footed and was a top detractor in the period. This motivated an underweight to capital markets stocks, detracting from performance amid rate volatility.

How was the Portfolio positioned at period end?

From a sector positioning perspective, the Portfolio remained largely sector neutral at the end of the period. The Portfolio had slight overweight positions in information technology and financials companies and maintains slight underweights in communication services and consumer discretionary stocks. The SAE Team seeks to maintain a style neutral approach, so the Portfolio did not have any outsized active exposures to any particular style or factor.

Global Atlantic BlackRock Disciplined Growth Portfolio

Portfolio Review (Continued)

December 31, 2021 (Unaudited)

The Portfolio's performance figures for the periods ended December 31, 2021 as compared to its benchmark:

			Annualized	Operating Expense**
	Inception Date*	One Year	Since Inception	Gross Ratio	Net Ratio
Global Atlantic BlackRock Disciplined Growth Portfolio
Class I	August 20, 2021	-	9.12%	0.63%	0.57%
Class II	November 1, 2017	27.29%	22.01%	0.88%	0.82%
Russell 1000® Growth Index^		27.60%	24.20%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Class II commencement of operations is November 6, 2017. Class I commenced operations on August 20, 2021 as a result of the reorganization. See Note 13 in the Notes to the Financial Statements.

**  The estimated operating expense ratios for Class II shares, as disclosed in the most recent prospectus dated May 1, 2021. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The Russell 1000® Growth Index (Total Return) is an unmanaged index of common stock prices that measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment*

*  Since the inception date for Class I Shares is August 20, 2021, the performance comparison of the change in value of a $10,000 investment is not shown.

Global Atlantic BlackRock Disciplined Growth Portfolio

Portfolio Review (Continued)

December 31, 2021 (Unaudited)

Holdings by Asset Class	% of Net Assets
Common Stocks	99.2%
Short-Term Investments	0.9%
Other Assets less Liabilities - Net	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2021.

Derivative exposure is included in "Other Assets Less Liabilities - Net".

Global Atlantic BlackRock Disciplined Growth Portfolio

Portfolio of Investments

December 31, 2021

	Shares/ Principal	Fair Value
COMMON STOCKS - 99.2%
AEROSPACE & DEFENSE - 0.1%
Axon Enterprise, Inc.*	608	$95,456
AIR FREIGHT & LOGISTICS - 1.4%
C.H. Robinson Worldwide, Inc.	4,006	431,166
Expeditors International of Washington, Inc.	2,335	313,567
United Parcel Service, Inc., Class B	4,827	1,034,619
		1,779,352
AUTO COMPONENTS - 0.2%
BorgWarner, Inc.	5,518	248,696
AUTOMOBILES - 3.6%
Rivian Automotive, Inc., Class A*	2,207	228,844
Tesla, Inc.*	4,041	4,270,448
		4,499,292
BEVERAGES - 0.8%
Brown-Forman Corp., Class B	3,494	254,573
Coca-Cola Co. (The)	333	19,717
Coca-Cola Europacific Partners PLC	6,771	378,702
Keurig Dr Pepper, Inc.	6,449	237,710
PepsiCo, Inc.	738	128,198
		1,018,900
BIOTECHNOLOGY - 1.2%
AbbVie, Inc.	6,318	855,457
Amgen, Inc.	1,720	386,948
Moderna, Inc.*	910	231,122
		1,473,527
BUILDING PRODUCTS - 0.5%
Builders FirstSource, Inc.*	252	21,599
Masco Corp.	1,286	90,303
Trane Technologies PLC	2,403	485,478
		597,380
CAPITAL MARKETS - 1.7%
FactSet Research Systems, Inc.	340	165,243
Moody's Corp.	146	57,025
MSCI, Inc.	65	39,825
S&P Global, Inc.	3,671	1,732,455
Stifel Financial Corp.	1,543	108,658
		2,103,206
CHEMICALS - 0.5%
Ecolab, Inc.	2,693	631,751
COMMERCIAL SERVICES & SUPPLIES - 0.1%
Waste Connections, Inc.	1,067	145,400
COMMUNICATIONS EQUIPMENT - 0.0%†
Juniper Networks, Inc.	1,027	36,674
	Shares/ Principal	Fair Value
CONSTRUCTION MATERIALS - 0.0%†
Vulcan Materials Co.	72	$14,946
CONSUMER FINANCE - 0.4%
American Express Co.	2,871	469,696
DIVERSIFIED CONSUMER SERVICES - 0.5%
H&R Block, Inc.	14,429	339,947
Service Corp. International	3,527	250,382
		590,329
DIVERSIFIED FINANCIAL SERVICES - 0.5%
Apollo Global Management, Inc.	1,164	84,308
Voya Financial, Inc.	8,541	566,354
		650,662
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.8%
Keysight Technologies, Inc.*	2,813	580,913
National Instruments Corp.	553	24,150
Zebra Technologies Corp., Class A*	587	349,382
		954,445
ENERGY EQUIPMENT & SERVICES - 0.1%
Schlumberger NV	5,868	175,747
ENTERTAINMENT - 1.0%
Roku, Inc.*	1,656	377,899
Spotify Technology SA*	1,672	391,298
Walt Disney Co. (The)*	2,751	426,102
Zynga, Inc., Class A*	15,209	97,338
		1,292,637
EQUITY REAL ESTATE INVESTMENT - 1.6%
American Homes 4 Rent, Class A	6,413	279,671
CubeSmart	10,192	580,027
Equinix, Inc.	76	64,284
Extra Space Storage, Inc.	624	141,479
Invitation Homes, Inc.	1,454	65,924
Life Storage, Inc.	481	73,680
Prologis, Inc.	4,329	728,830
		1,933,895
FOOD & STAPLES RETAILING - 1.3%
Costco Wholesale Corp.	2,882	1,636,111
HEALTH CARE EQUIPMENT & SUPPLIES - 2.3%
Abbott Laboratories	433	60,940
Align Technology, Inc.*	596	391,679
Dexcom, Inc.*	646	346,870
Edwards Lifesciences Corp.*	3,167	410,285
IDEXX Laboratories, Inc.*	2,447	1,611,252
Insulet Corp.*	315	83,812
		2,904,838

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Growth Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
HEALTH CARE PROVIDERS & SERVICES - 0.5%
McKesson Corp.	2,649	$658,462
HEALTH CARE TECHNOLOGY - 0.0%†
Teladoc Health, Inc.*	527	48,389
HOTELS, RESTAURANTS & LEISURE - 1.6%
Booking Holdings, Inc.*	239	573,416
Darden Restaurants, Inc.	261	39,317
Domino's Pizza, Inc.	126	71,106
McDonald's Corp.	2,893	775,526
Starbucks Corp.	308	36,027
Travel + Leisure Co.	7,965	440,225
		1,935,617
HOUSEHOLD DURABLES - 0.6%
DR Horton, Inc.	2,866	310,818
Whirlpool Corp.	2,072	486,215
		797,033
HOUSEHOLD PRODUCTS - 0.7%
Colgate-Palmolive Co.	10,250	874,735
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.1%
Sunnova Energy International, Inc.*	2,621	73,178
INDUSTRIAL CONGLOMERATES - 0.1%
Honeywell International, Inc.	184	38,366
Roper Technologies, Inc.	53	26,069
		64,435
INSURANCE - 0.5%
Aon PLC, Class A	137	41,177
Marsh & McLennan Cos., Inc.	1,949	338,775
MetLife, Inc.	4,374	273,331
Willis Towers Watson PLC	67	15,912
		669,195
INTERACTIVE MEDIA & SERVICES - 8.5%
Alphabet, Inc., Class A*	855	2,476,969
Alphabet, Inc., Class C*	1,265	3,660,391
Meta Platforms, Inc., Class A*	11,971	4,026,446
Pinterest, Inc., Class A*	285	10,360
Snap, Inc., Class A*	1,365	64,196
Twitter, Inc.*	4,852	209,704
ZoomInfo Technologies, Inc.*	2,435	156,327
		10,604,393
INTERNET & DIRECT MARKETING RETAIL - 5.9%
Amazon.com, Inc.*	2,156	7,188,837
DoorDash, Inc., Class A*	258	38,416
Etsy, Inc.*	755	165,300
Overstock.com, Inc.*	224	13,218
		7,405,771
	Shares/ Principal	Fair Value
IT SERVICES - 8.0%
Accenture PLC, Class A	838	$347,393
Automatic Data Processing, Inc.	3,692	910,373
Block, Inc.*	482	77,848
Broadridge Financial Solutions, Inc.	1,101	201,285
Cloudflare, Inc., Class A*	1,461	192,121
EPAM Systems, Inc.*	1,095	731,953
Fidelity National Information Services, Inc.	3,853	420,555
Gartner, Inc.*	924	308,912
Global Payments, Inc.	340	45,961
Marqeta, Inc., Class A*	710	12,191
Mastercard, Inc., Class A	3,875	1,392,365
MongoDB, Inc.*	256	135,514
Okta, Inc.*	1,756	393,643
PayPal Holdings, Inc.*	6,749	1,272,726
Snowflake, Inc., Class A*	710	240,512
Visa, Inc., Class A	15,223	3,298,976
		9,982,328
LEISURE PRODUCTS - 0.0%†
Peloton Interactive, Inc., Class A*	1,346	48,133
LIFE SCIENCES TOOLS & SERVICES - 2.7%
Agilent Technologies, Inc.	8,886	1,418,650
Bruker Corp.	1,715	143,906
Danaher Corp.	1,353	445,150
Illumina, Inc.*	459	174,622
Mettler-Toledo International, Inc.*	649	1,101,489
West Pharmaceutical Services, Inc.	187	87,705
		3,371,522
MACHINERY - 1.7%
Caterpillar, Inc.	1,692	349,804
Fortive Corp.	582	44,401
Illinois Tool Works, Inc.	5,472	1,350,490
Otis Worldwide Corp.	3,719	323,813
		2,068,508
MEDIA - 1.0%
Altice USA, Inc., Class A*	9,518	154,001
Charter Communications, Inc., Class A*	447	291,430
Comcast Corp., Class A	8,090	407,170
Fox Corp., Class A	5,956	219,776
Interpublic Group of Cos., Inc. (The)	997	37,338
Nexstar Media Group, Inc., Class A	851	128,484
Sirius XM Holdings, Inc.	3,159	20,060
		1,258,259
MULTILINE RETAIL - 1.2%
Nordstrom, Inc.*	10,615	240,111
Target Corp.	5,495	1,271,763
		1,511,874

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Growth Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
MULTI-UTILITIES - 0.2%
DTE Energy Co.	2,461	$294,188
OIL, GAS & CONSUMABLE FUELS - 0.2%
EOG Resources, Inc.	3,094	274,840
PERSONAL PRODUCTS - 1.0%
Estee Lauder Cos, Inc. (The), Class A	3,416	1,264,603
PHARMACEUTICALS - 2.2%
Eli Lilly and Co.	3,553	981,410
Johnson & Johnson	1,345	230,089
Zoetis, Inc.	6,537	1,595,224
		2,806,723
PROFESSIONAL SERVICES - 0.7%
Equifax, Inc.	2,353	688,935
Robert Half International, Inc.	1,328	148,099
TransUnion	266	31,542
		868,576
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.0%†
Zillow Group, Inc., Class A*	200	12,444
ROAD & RAIL - 1.3%
Landstar System, Inc.	3,402	609,026
Lyft, Inc., Class A*	1,496	63,924
Old Dominion Freight Line, Inc.	2,596	930,354
Ryder System, Inc.	660	54,404
		1,657,708
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 8.0%
Advanced Micro Devices, Inc.*	10,435	1,501,597
Analog Devices, Inc.	421	73,999
Applied Materials, Inc.	7,592	1,194,677
Cirrus Logic, Inc.*	1,667	153,397
Intel Corp.	10,906	561,659
KLA Corp.	1,683	723,875
Lam Research Corp.	699	502,686
NVIDIA Corp.	13,212	3,885,781
QUALCOMM, Inc.	5,560	1,016,757
Silicon Laboratories, Inc.*	149	30,757
Texas Instruments, Inc.	1,435	270,455
Xilinx, Inc.	468	99,230
		10,014,870
SOFTWARE - 18.1%
Adobe, Inc.*	3,899	2,210,967
Atlassian Corp. PLC, Class A*	915	348,880
Autodesk, Inc.*	444	124,848
Bill.com Holdings, Inc.*	162	40,362
Cadence Design Systems, Inc.*	4,198	782,297
Crowdstrike Holdings, Inc., Class A*	1,539	315,110
	Shares/ Principal	Fair Value
SOFTWARE - 18.1% (Continued)
Datadog, Inc., Class A*	502	$89,411
Dynatrace, Inc.*	350	21,123
Fortinet, Inc.*	858	308,365
HashiCorp, Inc., Class A*	1,697	154,495
HubSpot, Inc.*	631	415,924
Intuit, Inc.	3,346	2,152,214
Manhattan Associates, Inc.*	1,600	248,784
Microsoft Corp.	33,759	11,353,827
Nutanix, Inc., Class A*	483	15,388
Palantir Technologies, Inc., Class A*	2,169	39,498
Paycom Software, Inc.*	437	181,438
Paylocity Holding Corp.*	22	5,196
Rapid7, Inc.*	1,015	119,455
RingCentral, Inc., Class A*	67	12,552
salesforce.com, Inc.*	1,501	381,449
ServiceNow, Inc.*	2,550	1,655,231
Synopsys, Inc.*	297	109,445
VMware, Inc., Class A	1,134	131,408
Workday, Inc., Class A*	5,415	1,479,270
Zoom Video Communications, Inc., Class A*	205	37,702
		22,734,639
SPECIALTY RETAIL - 3.1%
American Eagle Outfitters, Inc.	790	20,003
Dick's Sporting Goods, Inc.	737	84,748
Foot Locker, Inc.	2,067	90,183
Home Depot, Inc. (The)	5,074	2,105,761
Lithia Motors, Inc.	106	31,477
Lowe's Cos., Inc.	3,824	988,427
Penske Automotive Group, Inc.	283	30,343
Ulta Beauty, Inc.*	1,068	440,379
Victoria's Secret & Co.*	790	43,877
Williams-Sonoma, Inc.	81	13,699
		3,848,897
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 11.7%
Apple, Inc.	69,785	12,391,722
Dell Technologies, Inc., Class C*	25,148	1,412,563
Hewlett Packard Enterprise Co.	1,224	19,303
HP, Inc.	1,894	71,347
NetApp, Inc.	4,713	433,549
Pure Storage, Inc., Class A*	7,282	237,029
Western Digital Corp.*	1,295	84,447
		14,649,960
TEXTILES, APPAREL & LUXURY GOODS - 0.6%
Lululemon Athletica, Inc.*	441	172,630
NIKE, Inc., Class B	1,523	253,838
Ralph Lauren Corp.	2,676	318,069
		744,537

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Growth Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
TRADING COMPANIES & DISTRIBUTORS - 0.4%
SiteOne Landscape Supply, Inc.*	2,036	$493,282
TOTAL COMMON STOCKS (Cost - $81,693,302)		124,290,039
SHORT-TERM INVESTMENTS - 0.9%
MONEY MARKET FUNDS - 0.9%
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 0.01% (a) (Cost - $1,135,976)	1,135,976	1,135,976
TOTAL INVESTMENTS - 100.1% (Cost - $82,829,278)		$125,426,015
OTHER ASSETS LESS LIABILITIES - NET (0.1)%		(76,593)
TOTAL NET ASSETS - 100.0%		$125,349,422

*  Non-income producing security.

†  Represents less than 0.05%.

(a)  The rate shown is the annualized seven-day yield at period end.

PLC - Public Limited Company

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Number of Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
NASDAQ 100 E-Mini Future	Goldman Sachs & Co.	3	3/18/2022	$979,245	$12,424

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio Review

December 31, 2021 (Unaudited)

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC ("BlackRock").

How did the Portfolio perform during the period?

During 2021, the Class I shares of Global Atlantic BlackRock Disciplined International Core Portfolio outperformed its reference benchmark, the MSCI ACWI ex USA Index. The Portfolio posted a return of 8.67% compared to a benchmark return of 7.82%, a difference of 85 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

BlackRock's Scientific Active Equity ("SAE") process systematically tracks and ranks the characteristics of companies in order to seek to construct a portfolio that has the best trade-off between returns, risk and costs. The SAE investment model groups the universe of securities based on an analysis of a wide range of factors, such as relative value ("Value"), earnings quality ("Quality"), market sentiment ("Sentiment"), and thematic insights. Value insights seek to incorporate, where appropriate, asset value, sales, earnings and cash flow forecasts over short and long periods. Quality measures aim to assess the sustainability of earnings and the quality of corporate management by investigating company financials as well as other company statements. Sentiment criteria seek to infer information about a company's value from changes in analysts' forecasts, linkages between companies, management decisions and the behavior of other market participants in equities and other securities markets. And lastly, thematic insights seek to identify and exploit commonalities among groups of stocks that are believed to drive prices but that currently appear to be less obvious to the market.

Benefiting from the continued equity rally in the first half of 2021, and quickly recovering from a challenging third quarter during the fourth quarter, the Portfolio posted positive excess returns and outperformed its benchmark in 2021. Portfolio outperformance was primarily driven by the Portfolio's fundamental and Sentiment measures, with some contribution from Macro thematic insights as well.

Within fundamental insights, traditional Value and Quality measures such as insights tracking companies with cheaper multiples and cashflow efficiency contributed to performance. Fundamental environmental, social and governance ("ESG") related measures were mixed overall, with signals favoring firms that track tax levels and high green patent issuance relative to assets amongst the top contributors, particularly in the first quarter. Sentiment based insights, particularly those that measure the news' effects on stock prices changes, mobile app usage, and balance sheet trends all performed strongly throughout the year. Other insights that contributed to performance included broker Sentiment, as well as faster moving alternative data measures, such as those that track search trends. Within macro thematic insights, an overweight to information technology, consumer staples and industrials also help the Portfolio's performance in 2021.

Although there was broad-based positive performance across all signal buckets, select measures struggled during the year. Several ESG fundamental insights struggled as the increase in volatility correlated negatively with ESG signals (i.e. flow buying) in a theme that played out during the year. Within thematic signals, the Portfolio's exposure to companies most exposed to economic stagnation detracted from performance.

How was the Portfolio positioned at period end?

From a sector positioning perspective, the Portfolio remained largely sector neutral at the end of the period. There was a limited overweight exposure to information technology and industrials, and the Portfolio was moderately underweight health care and utilities. The Portfolio also targeted a generally country neutral approach. As of year-end, the portfolio was underweight Saudi Arabia, Russia, and Switzerland, and had small overweight positions in French and Canadian equities.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio Review (Continued)

December 31, 2021 (Unaudited)

The Portfolio's performance figures for the periods ended December 31, 2021 as compared to its benchmark:

			Annualized	Operating Expense**
	Inception Date*	One Year	Since Inception	Gross Ratio	Net Ratio
Global Atlantic BlackRock Disciplined International Core Portfolio
Class I	November 1, 2017	8.67%	5.64%	0.88%	0.78%
Class II	November 1, 2017	8.47%	5.38%	1.13%	1.03%
MSCI ACWI ex-USA Index^		7.82%	6.03%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I and Class II shares, as disclosed in the most recent prospectus dated May 1, 2021. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The MSCI ACWI ex-USA Index is a free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio Review (Continued)

December 31, 2021 (Unaudited)

Holdings by Asset Class	% of Net Assets
Common Stocks	88.9%
Exchange Traded Funds	7.9%
Short-Term Investments	1.7%
Preferred Stocks	0.8%
Rights	0.0%^
Other Assets less Liabilities - Net	0.7%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2021.

Derivative exposure is included in "Other Assets Less Liabilities - Net".

^  Represents less than 0.05%.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments

December 31, 2021

	Shares/ Principal	Fair Value
COMMON STOCKS - 88.9%
AEROSPACE & DEFENSE - 0.4%
Airbus SE*	721	$92,126
BAE Systems PLC	5,478	40,793
Embraer SA*	9,191	40,955
MTU Aero Engines AG	668	136,281
Rolls-Royce Holdings PLC*	39,816	66,268
Saab AB, Class B	8,321	211,659
Safran SA	533	65,256
		653,338
AIR FREIGHT & LOGISTICS - 1.0%
Deutsche Post AG	19,517	1,254,890
DSV A/S	651	152,044
JD Logistics, Inc.*,(a)	4,000	13,571
Mainfreight Ltd.	267	17,165
PostNL NV	27,163	118,215
Royal Mail PLC	8,974	61,503
SG Holdings Co. Ltd.	1,000	23,386
ZTO Express Cayman, Inc., ADR	4,120	116,266
		1,757,040
AIRLINES - 0.1%
Air China Ltd., Class H*	20,000	13,955
AirAsia Group Bhd*	89,900	17,048
China Eastern Airlines Corp. Ltd., Class A*	18,600	15,059
China Eastern Airlines Corp. Ltd., Class H*	128,000	48,433
International Consolidated Airlines Group SA*	36,066	69,601
Jin Air Co. Ltd.*	1,154	16,212
Korean Air Lines Co. Ltd.*	2,447	60,416
		240,724
AUTO COMPONENTS - 0.7%
Bridgestone Corp.	12,300	528,615
Hyundai Mobis Co. Ltd.	743	159,069
JTEKT Corp.	600	5,236
Koito Manufacturing Co. Ltd.	1,000	52,885
Mando Corp.*	497	26,507
NGK Spark Plug Co. Ltd.	3,800	66,097
NOK Corp.	1,500	16,309
Pirelli & C SpA (a)	26,219	182,118
Tokai Rika Co. Ltd.	7,300	98,132
Toyoda Gosei Co. Ltd.	700	15,209
Valeo	1,969	59,517
		1,209,694
AUTOMOBILES - 1.9%
BAIC Motor Corp. Ltd., Class H (a)	40,500	17,403
Bayerische Motoren Werke AG	5,486	552,061
BYD Co. Ltd., Class A	6,200	260,827
BYD Co. Ltd., Class H	6,500	222,272
Daimler AG	1,259	96,771
	Shares/ Principal	Fair Value
AUTOMOBILES - 1.9% (Continued)
Geely Automobile Holdings Ltd.	20,000	$54,641
Great Wall Motor Co. Ltd., Class H	17,000	58,438
Honda Motor Co. Ltd.	13,800	387,078
Hyundai Motor Co.	228	40,086
Isuzu Motors Ltd.	6,600	82,016
Kia Corp.*	907	62,718
Li Auto, Inc., ADR*	3,564	114,404
Mazda Motor Corp.*	2,600	19,982
Mitsubishi Motors Corp.*	8,300	23,137
NIO, Inc., ADR*	8,225	260,568
Nissan Motor Co. Ltd.*	8,200	39,578
Renault SA*	2,222	77,183
Stellantis NV	5,613	106,508
Subaru Corp.	12,700	226,859
Toyota Motor Corp.	15,700	287,060
XPeng, Inc., ADR*	2,771	139,464
XPeng, Inc., Class A*	1,200	28,675
Yamaha Motor Co. Ltd.	8,000	191,672
		3,349,401
BANKS - 9.9%
ABN AMRO Bank NV, CVA (a)	7,759	113,965
Absa Group Ltd.	8,658	82,756
Agricultural Bank of China Ltd., Class A	106,200	48,990
Agricultural Bank of China Ltd., Class H	47,000	16,156
Banco Bilbao Vizcaya Argentaria SA	57,043	340,564
Banco Bradesco SA	13,576	39,461
Banco de Sabadell SA*	87,690	59,015
Banco do Brasil SA	14,852	76,926
Banco Santander Brasil SA	9,764	52,554
Banco Santander SA	83,564	279,433
Bangkok Bank PCL, NVDR	9,900	36,008
Bank Central Asia TBK PT	656,000	335,997
Bank Hapoalim BM	34,745	358,345
Bank Leumi Le-Israel BM	1,702	18,292
Bank Mandiri Persero TBK PT	115,300	56,831
Bank Negara Indonesia Persero Tbk PT	43,900	20,791
Bank of China Ltd., Class H	229,000	82,538
Bank of Communications Co. Ltd., Class A	102,500	74,141
Bank of Montreal	8,057	868,688
Bank of Ningbo Co. Ltd., Class A	3,850	23,124
Bank of Nova Scotia (The)	5,530	392,045
Bank Rakyat Indonesia Persero TBK PT	438,800	126,537
Bankinter SA	9,199	47,169
Banque Cantonale Vaudoise	534	41,494
Barclays PLC	12,426	31,473
BAWAG Group AG*,(a)	2,059	126,909
Bendigo & Adelaide Bank Ltd.	3,891	25,743
BNP Paribas SA	8,511	588,175
BOC Hong Kong Holdings Ltd.	86,500	283,477
BPER Banca	47,344	98,150
See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
BANKS - 9.9% (Continued)
Canadian Imperial Bank of Commerce	2,724	$317,978
Capitec Bank Holdings Ltd.	450	57,513
China CITIC Bank Corp. Ltd., Class H	179,000	77,603
China Construction Bank Corp., Class H	581,000	402,422
China Everbright Bank Co. Ltd., Class A	10,200	5,313
China Merchants Bank Co. Ltd., Class A	14,400	110,056
China Merchants Bank Co. Ltd., Class H	32,500	252,411
CIMB Group Holdings BHD	53,200	69,597
Commonwealth Bank of Australia	7,074	519,458
Credit Agricole SA	17,278	246,589
DBS Group Holdings Ltd.	2,400	58,142
DNB Bank ASA	5,937	135,998
Erste Group Bank AG	9,170	431,203
FinecoBank Banca Fineco SpA	1,273	22,345
Grupo Financiero Banorte SAB de CV, Class O	33,407	217,386
Hana Financial Group, Inc.	697	24,655
Hong Leong Bank BHD	4,200	18,772
HSBC Holdings PLC	91,539	556,259
Industrial & Commercial Bank of China Ltd., Class H	355,000	200,351
Industrial Bank Co. Ltd., Class A	36,800	109,938
Intesa Sanpaolo SpA	130,711	338,018
Israel Discount Bank Ltd., Class A	25,457	171,273
KB Financial Group, Inc.	616	28,501
Lloyds Banking Group PLC	547,300	354,337
Malayan Banking BHD	169,600	337,897
Mediobanca Banca di Credito Finanziario SpA	23,211	266,859
Mizrahi Tefahot Bank Ltd.	2,427	93,574
National Bank of Canada	3,521	268,824
Nedbank Group Ltd.	2,444	26,801
Nordea Bank Abp	57,363	700,101
OTP Bank Nyrt*	4,889	250,410
Oversea-Chinese Banking Corp. Ltd.	21,200	179,268
Ping An Bank Co. Ltd., Class A	19,300	49,905
Postal Savings Bank of China Co. Ltd., Class H (a)	40,000	28,065
Public Bank BHD	211,900	211,595
Raiffeisen Bank International AG	11,939	351,374
RHB Bank BHD	99,400	128,127
Royal Bank of Canada	16,336	1,736,221
Shinhan Financial Group Co. Ltd.	2,179	67,455
Societe Generale SA	11,058	379,833
Standard Bank Group Ltd.	19,329	169,565
Standard Chartered PLC	17,258	104,814
Sumitomo Mitsui Financial Group, Inc.	27,700	948,470
Svenska Handelsbanken AB, Class A	4,650	50,260
Swedbank AB, Class A	1,249	25,121
TMBThanachart Bank PCL, NVDR	488,400	21,492
Toronto-Dominion Bank (The)	14,224	1,092,066
	Shares/ Principal	Fair Value
BANKS - 9.9% (Continued)
UniCredit SpA	7,762	$119,552
United Overseas Bank Ltd.	7,500	149,650
		17,229,164
BEVERAGES - 1.8%
Ambev SA	65,559	181,494
Arca Continental SAB de CV	20,605	130,909
Budweiser Brewing Co. APAC Ltd. (a)	5,700	14,951
Carlsberg A/S, Class B	1,043	180,126
China Resources Beer Holdings Co. Ltd.	4,000	32,759
Coca-Cola Femsa SAB de CV	6,091	33,486
Davide Campari-Milano NV	4,817	70,418
Diageo PLC	23,113	1,263,486
Fomento Economico Mexicano SAB de CV	18,619	145,104
Fraser & Neave Holdings BHD	1,700	10,095
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	1,000	25,847
JiuGui Liquor Co. Ltd., Class A	600	20,005
Kirin Holdings Co. Ltd.	1,700	27,267
Kweichow Moutai Co. Ltd., Class A	300	96,496
Luzhou Laojiao Co., Ltd, Class A	900	35,850
Pernod Ricard SA	1,466	352,599
Remy Cointreau SA	546	132,875
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	1,390	68,870
Suntory Beverage & Food Ltd.	4,200	151,726
Treasury Wine Estates Ltd.	15,923	143,321
Wuliangye Yibin Co. Ltd., Class A	2,400	83,847
		3,201,531
BIOTECHNOLOGY - 0.8%
3SBio, Inc.*,(a)	7,500	6,253
BeiGene Ltd., ADR*	449	121,648
Celltrion, Inc.	729	121,473
CSL Ltd.	3,057	646,152
Galapagos NV*	1,572	87,989
Genmab A/S*	616	247,709
Grifols SA	770	14,776
Innovent Biologics, Inc.*,(a)	7,000	43,322
SK Bioscience Co. Ltd.*	79	14,953
Swedish Orphan Biovitrum AB*	891	18,216
Zai Lab Ltd., ADR*	403	25,329
		1,347,820
BUILDING PRODUCTS - 0.5%
Assa Abloy AB, Class B	3,902	119,036
Cie de Saint-Gobain	1,331	93,647
Daikin Industries Ltd.	2,100	475,785
Kingspan Group PLC	1,598	190,811
Sanwa Holdings Corp.	1,300	13,852
Zhuzhou Kibing Group Co. Ltd., Class A	7,400	19,854
		912,985

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
CAPITAL MARKETS - 1.5%
3i Group PLC	6,584	$129,217
Amundi SA (a)	1,875	154,695
Avanza Bank Holding AB	675	24,767
B3 SA - Brasil Bolsa Balcao	88,416	176,832
Banca Generali SpA	546	24,060
China International Capital Corp. Ltd., Class H (a)	20,000	55,154
CI Financial Corp.	500	10,466
CITIC Securities Co., Ltd., Class A	43,400	179,842
Deutsche Boerse AG	1,622	271,332
DWS Group GmbH & Co. KGaA (a)	1,550	62,539
East Money Information Co. Ltd., Class A	20,448	119,062
Euronext NV (a)	410	42,546
Guotai Junan Securities Co. Ltd., Class A	24,900	69,894
Hithink RoyalFlush Information Network Co. Ltd., Class A	2,800	63,518
Hong Kong Exchanges & Clearing Ltd.	3,400	198,602
Huatai Securities Co. Ltd., Class A	22,000	61,305
IG Group Holdings PLC	5,468	60,212
Insignia Financial Ltd.	19,449	51,188
Macquarie Group Ltd.	2,238	334,214
Partners Group Holding AG	168	278,878
Perpetual Ltd.	1,866	48,800
Reinet Investments SCA	690	12,366
TMX Group Ltd.	1,032	104,781
UBS Group AG	8,163	147,107
		2,681,377
CHEMICALS - 3.2%
Air Liquide SA	2,890	503,887
Air Water, Inc.	1,100	16,965
Arkema SA	139	19,577
Asahi Kasei Corp.	13,300	124,852
Covestro AG (a)	2,525	155,631
Croda International PLC	1,561	213,967
DIC Corp.	1,900	47,782
Dongyue Group Ltd.	6,000	9,358
Evonik Industries AG	14,820	479,814
Givaudan SA	200	1,051,857
Hyosung Advanced Materials Corp.*	30	15,041
Johnson Matthey PLC	1,862	51,600
K+S AG*	1,230	21,240
Kaneka Corp.	300	9,835
Kansai Paint Co. Ltd.	2,900	62,959
Kuraray Co. Ltd.	2,200	19,086
LG Chem Ltd.*	341	176,416
Mitsubishi Chemical Holdings Corp.	2,600	19,237
Nippon Paint Holdings Co. Ltd.	1,600	17,423
Nippon Shokubai Co. Ltd.	1,100	50,818
Nitto Denko Corp.	800	61,760
Novozymes A/S, Class B	1,597	131,174
	Shares/ Principal	Fair Value
CHEMICALS - 3.2% (Continued)
Nutrien Ltd.	77	$5,796
OCI NV*	795	20,812
PhosAgro PJSC, GDR	740	15,969
Shin-Etsu Chemical Co. Ltd.	2,400	415,162
Sika AG	1,393	581,264
Solvay SA	2,179	253,247
Sumitomo Chemical Co. Ltd.	141,300	665,057
Symrise AG	1,425	211,152
Teijin Ltd.	2,400	29,491
Toray Industries, Inc.	6,700	39,669
Tosoh Corp.	1,600	23,704
Wacker Chemie AG	491	73,481
Wanhua Chemical Group Co. Ltd., Class A	2,700	42,788
		5,637,871
COMMERCIAL SERVICES & SUPPLIES - 0.3%
Brambles Ltd.	20,320	157,044
HomeServe PLC	10,413	123,339
Rentokil Initial PLC	9,497	75,121
Secom Co. Ltd.	1,500	104,025
		459,529
COMMUNICATIONS EQUIPMENT - 0.4%
Nokia Oyj*	70,013	443,795
Telefonaktiebolaget LM Ericsson, Class B	22,138	244,001
ZTE Corp., Class A	8,200	43,102
		730,898
CONSTRUCTION & ENGINEERING - 0.1%
COMSYS Holdings Corp.	600	13,344
HOCHTIEF AG	504	40,694
Kandenko Co. Ltd.	3,900	29,024
Metallurgical Corp. of China Ltd., Class H	72,000	18,378
		101,440
CONSTRUCTION MATERIALS - 0.5%
Cemex SAB de CV*	113,453	77,557
CRH PLC	1,866	98,569
Imerys SA	650	27,009
James Hardie Industries PLC	11,668	469,122
Siam Cement PCL (The), NVDR	8,700	100,530
Taiheiyo Cement Corp.	600	11,843
Wienerberger AG	364	13,387
		798,017
CONSUMER FINANCE - 0.0%†
Muangthai Capital PCL, NVDR	8,800	15,477
CONTAINERS & PACKAGING - 0.1%
Klabin SA	10,840	49,938
Orora Ltd.	7,034	17,899
Smurfit Kappa Group PLC	767	42,251

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
CONTAINERS & PACKAGING - 0.1% (Continued)
Yunnan Energy New Material Co. Ltd., Class A	500	$19,644
		129,732
DISTRIBUTORS - 0.0%†
D'ieteren Group	108	21,076
DIVERSIFIED CONSUMER SERVICES - 0.1%
Benesse Holdings, Inc.	2,500	49,043
Cogna Educacao*	29,080	12,843
IDP Education Ltd.	771	19,423
		81,309
DIVERSIFIED FINANCIAL SERVICES - 0.8%
Banca Mediolanum SpA	12,195	120,376
Challenger Ltd.	8,543	40,559
EXOR NV	1,057	94,911
FirstRand Ltd.	37,438	142,621
Groupe Bruxelles Lambert SA	2,182	243,571
Industrivarden AB, Class A	976	31,089
Investor AB, Class A	5,132	135,246
Investor AB, Class B	14,161	356,221
L E Lundbergforetagen AB, Class B	1,692	94,936
M&G PLC	7,398	19,990
Mitsubishi HC Capital, Inc.	28,100	138,847
		1,418,367
DIVERSIFIED TELECOMMUNICATION - 1.4%
BT Group PLC	74,731	171,617
China Tower Corp. Ltd., Class H (a)	112,000	12,355
Deutsche Telekom AG	14,304	265,144
Koninklijke KPN NV	103,786	322,209
KT Corp.	7,588	195,325
Nippon Telegraph & Telephone Corp.	8,100	221,571
Orange SA	12,637	135,272
PCCW Ltd.	129,000	65,358
Singapore Telecommunications Ltd.	432,100	743,591
Spark New Zealand Ltd.	11,045	34,180
Telecom Italia SpA/Milano	138,804	67,114
Telefonica Deutschland Holding AG	20,573	57,109
Telekom Malaysia BHD	38,800	51,224
Telstra Corp. Ltd.	35,752	108,653
United Internet AG	331	13,152
		2,463,874
ELECTRIC UTILITIES - 1.0%
Acciona SA	741	141,652
Chugoku Electric Power Co., Inc. (The)	3,900	31,531
CPFL Energia SA	16,341	78,713
EDP - Energias de Portugal SA	2,535	13,930
Electricite de France SA	28,688	337,006
Emera, Inc.	5,787	289,636
	Shares/ Principal	Fair Value
ELECTRIC UTILITIES - 1.0% (Continued)
Enel SpA	26,452	$211,952
Energisa SA	4,781	38,085
Equatorial Energia SA	4,300	17,455
Iberdrola SA	11,799	139,679
Light SA	4,100	8,649
Origin Energy Ltd.	4,961	18,900
Orsted AS (a)	283	36,139
Shikoku Electric Power Co., Inc.	9,000	63,306
Tenaga Nasional BHD	101,000	226,438
Verbund AG	237	26,655
		1,679,726
ELECTRICAL EQUIPMENT - 1.8%
ABB Ltd.	20,109	770,240
Contemporary Amperex Technology Co. Ltd., Class A	2,624	242,088
Legrand SA	4,397	514,528
Mitsubishi Electric Corp.	3,400	43,063
Schneider Electric SE	7,493	1,469,538
WEG SA	15,148	89,691
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	6,200	12,104
		3,141,252
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.7%
AAC Technologies Holdings, Inc.	3,500	13,827
Alps Alpine Co. Ltd.	3,800	35,804
BOE Technology Group Co. Ltd., Class A	67,700	53,643
Canon Marketing Japan, Inc.	700	13,926
GoerTek, Inc., Class A	2,900	24,616
Halma PLC	4,153	180,001
Hana Microelectronics PCL, NVDR	8,400	22,254
Hexagon AB, Class B	23,017	365,192
Inari Amertron BHD	82,400	79,117
KCE Electronics PCL, NVDR	13,900	36,617
Keyence Corp.	1,500	941,514
LG Innotek Co. Ltd.*	177	54,198
Murata Manufacturing Co. Ltd.	3,500	278,316
Omron Corp.	2,700	268,699
Samsung Electro-Mechanics Co. Ltd.*	893	148,364
Samsung SDI Co. Ltd.	378	208,278
Shimadzu Corp.	1,800	75,889
Sunny Optical Technology Group Co. Ltd.	3,600	113,869
TDK Corp.	1,200	46,789
Wuxi Lead Intelligent Equipment Co. Ltd., Class A	4,160	48,543
		3,009,456

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
ENERGY EQUIPMENT & SERVICES - 0.0%†
Dialog Group BHD	15,700	$9,874
SBM Offshore NV	1,282	19,091
Worley Ltd.	5,399	41,726
		70,691
ENTERTAINMENT - 0.5%
Bilibili, Inc., ADR*	296	13,734
Krafton, Inc.*	54	20,896
NCSoft Corp.*	161	87,086
NetEase, Inc.	23,560	475,956
Netmarble Corp.*,(a)	287	30,179
Nexon Co. Ltd.	2,500	48,283
Sea Ltd., ADR*	514	114,987
Tencent Music Entertainment Group, ADR*	3,441	23,571
		814,692
EQUITY REAL ESTATE INVESTMENT - 0.8%
British Land Co. PLC (The)	2,752	19,793
Canadian Apartment Properties REIT	6,647	315,524
Champion REIT	23,000	11,771
Charter Hall Group	1,883	28,175
First Capital Real Estate Investment Trust	1,897	28,324
Goodman Group	12,347	237,887
GPT Group (The)	14,419	56,820
Klepierre SA*	3,875	91,879
Link REIT	13,300	117,113
Mirvac Group	46,459	98,294
RioCan Real Estate Investment Trust	991	17,997
Scentre Group	132,655	304,772
Stockland	7,275	22,426
Unibail-Rodamco-Westfield*	706	49,472
		1,400,247
FOOD & STAPLES RETAILING - 1.6%
Alimentation Couche-Tard, Inc.	9,534	400,033
Berli Jucker PCL, NVDR	86,400	80,180
Carrefour SA	1,753	32,105
Clicks Group Ltd.	2,219	43,870
Coles Group Ltd.	7,233	94,342
HelloFresh SE*	962	73,888
J Sainsbury PLC	9,947	37,158
Jeronimo Martins SGPS SA	8,321	190,199
Kesko Oyj, Class B	6,526	217,743
Koninklijke Ahold Delhaize NV	27,918	956,737
Lawson, Inc.	1,000	47,328
Magnit PJSC, GDR	2,720	40,800
Metcash Ltd.	9,316	30,479
Sundrug Co. Ltd.	1,200	31,314
Tesco PLC	101,630	399,055
Tsuruha Holdings, Inc.	200	19,174
Wal-Mart de Mexico SAB de CV	21,019	78,283
		2,772,688
	Shares/ Principal	Fair Value
FOOD PRODUCTS - 1.9%
Ajinomoto Co., Inc.	1,000	$30,368
Associated British Foods PLC	1,957	53,225
AVI Ltd.	2,983	13,812
Calbee, Inc.	13,600	315,213
Dali Foods Group Co. Ltd. (a)	66,000	34,540
Foshan Haitian Flavouring & Food Co. Ltd., Class A	1,300	21,440
Fuji Oil Holdings, Inc.	4,200	84,616
Grupo Bimbo SAB de CV, Series A	23,733	73,165
Itoham Yonekyu Holdings, Inc.	2,300	13,142
JBS SA	2,441	16,631
JDE Peet's NV	3,927	121,023
Kerry Group PLC, Class A	559	71,993
Kuala Lumpur Kepong BHD	6,300	32,937
Marfrig Global Foods SA	19,624	77,756
Minerva SA/Brazil	8,446	16,073
Morinaga & Co. Ltd./Japan	2,700	88,159
Nestle SA	14,372	2,010,171
NH Foods Ltd.	1,800	64,713
Nisshin Seifun Group, Inc.	2,400	34,555
Nissin Foods Holdings Co. Ltd.	600	43,715
QL Resources BHD	10,350	11,354
Strauss Group Ltd.	750	23,374
Toyo Suisan Kaisha Ltd.	800	33,867
Uni-President China Holdings Ltd.	21,000	20,364
Yamazaki Baking Co. Ltd.	6,500	86,249
		3,392,455
GAS UTILITIES - 0.5%
AltaGas Ltd.	1,871	40,452
Beijing Enterprises Holdings Ltd.	10,000	34,503
China Resources Gas Group Ltd.	4,000	22,600
ENN Energy Holdings Ltd.	6,200	116,743
Italgas SpA	20,418	140,523
Korea Gas Corp.*	1,943	63,909
Kunlun Energy Co. Ltd.	22,000	20,628
Perusahaan Gas Negara TBK PT*	194,400	18,755
Rubis SCA	8,136	242,964
Tokyo Gas Co. Ltd.	13,000	232,782
Towngas China Co. Ltd.*	14,000	12,175
		946,034
HEALTH CARE EQUIPMENT & SUPPLIES - 1.6%
Coloplast A/S, Class B	2,167	381,364
Demant A/S*	353	18,087
Elekta AB, Class B	17,222	217,894
Fisher & Paykel Healthcare Corp. Ltd.	8,648	193,967
Getinge AB, Class B	443	19,332
Hartalega Holdings BHD	31,600	43,463
Hoya Corp.	3,900	579,471
Kossan Rubber Industries BHD	31,500	14,518

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
HEALTH CARE EQUIPMENT & SUPPLIES - 1.6% (Continued)
Nihon Kohden Corp.	600	$16,439
Olympus Corp.	18,100	416,447
Osstem Implant Co. Ltd.*	129	15,485
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	2,500	149,372
Sonova Holding AG	299	117,414
Straumann Holding AG	45	95,665
Supermax Corp. BHD	17,112	6,038
Sysmex Corp.	700	94,525
Terumo Corp.	10,300	434,701
		2,814,182
HEALTH CARE PROVIDERS & SERVICES - 0.3%
Aier Eye Hospital Group Co., Ltd., Class A	2,300	15,258
Amplifon SpA	3,217	173,590
Celltrion Healthcare Co. Ltd.	400	26,975
Fleury SA	4,972	16,059
Fresenius SE & Co. KGAA	984	39,613
IHH Healthcare BHD	81,600	143,770
Sonic Healthcare Ltd.	1,481	50,209
		465,474
HEALTH CARE TECHNOLOGY - 0.1%
M3, Inc.	2,400	120,735
HOTELS, RESTAURANTS & LEISURE - 0.8%
Aristocrat Leisure Ltd.	14,105	446,812
Compass Group PLC*	9,819	219,572
Entain PLC*	1,432	32,643
Evolution AB (a)	806	114,501
Flight Centre Travel Group Ltd.*	1,212	15,526
Flutter Entertainment PLC*	619	97,846
Greggs PLC	2,961	133,831
Jiumaojiu International Holdings Ltd. (a)	10,000	17,572
Sodexo SA	1,651	144,682
Trip.com Group Ltd., ADR*	1,195	29,421
Whitbread PLC*	4,865	197,353
		1,449,759
HOUSEHOLD DURABLES - 0.6%
Barratt Developments PLC	1,752	17,750
Bellway PLC	1,378	62,264
Casio Computer Co. Ltd.	11,400	146,417
LG Electronics, Inc.	378	43,881
Nikon Corp.	6,900	74,300
Persimmon PLC	981	37,948
Rinnai Corp.	500	45,070
Sekisui House Ltd.	20,200	433,101
Sony Group Corp.	500	62,850
Sumitomo Forestry Co. Ltd.	1,300	25,130
Taylor Wimpey PLC	26,811	63,731
		1,012,442
	Shares/ Principal	Fair Value
HOUSEHOLD PRODUCTS - 0.3%
Lion Corp.	4,300	$57,393
Pigeon Corp.	2,200	41,992
Unicharm Corp.	8,100	351,630
		451,015
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.1%
B Grimm Power PCL	10,800	13,094
China Longyuan Power Group Corp. Ltd., Class H	28,000	65,364
China Yangtze Power Co. Ltd., Class A	7,300	26,001
Energy Absolute PCL, NVDR	8,200	23,565
Gulf Energy Development PCL	13,500	18,489
Gunkul Engineering PCL, NVDR	174,600	29,270
		175,783
INDUSTRIAL CONGLOMERATES - 1.6%
Alfa SAB de CV, Class A	18,300	13,440
CK Hutchison Holdings Ltd.	39,000	251,619
Investment AB Latour, Class B	719	29,280
Jardine Cycle & Carriage Ltd.	25,400	388,117
NWS Holdings Ltd.	9,000	8,439
Samsung C&T Corp.*	646	64,668
Siemens AG	9,620	1,670,298
SM Investments Corp.	920	17,014
Smiths Group PLC	10,696	228,825
Toshiba Corp.	2,400	98,580
		2,770,280
INSURANCE - 4.4%
AIA Group Ltd.	118,400	1,193,674
Allianz SE	2,360	557,289
ASR Nederland NV	8,396	386,691
Aviva PLC	7,238	40,234
AXA SA	14,804	440,827
Baloise Holding AG	525	85,911
China Life Insurance Co. Ltd., Class H	64,000	106,061
Dai-ichi Life Holdings, Inc.	3,800	76,739
Direct Line Insurance Group PLC	4,188	15,826
Fairfax Financial Holdings Ltd.	695	342,364
Great-West Lifeco, Inc.	18,660	560,768
iA Financial Corp., Inc.	276	15,815
Intact Financial Corp.	1,638	213,213
Japan Post Holdings Co. Ltd.*	39,400	306,838
Legal & General Group PLC	15,393	62,026
Manulife Financial Corp.	36,075	688,571
Medibank Pvt Ltd.	158,500	386,045
MS&AD Insurance Group Holdings, Inc.	8,600	265,046
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	433	128,272
NN Group NV	374	20,249
Old Mutual Ltd.	29,187	23,957

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
INSURANCE - 4.4% (Continued)
Phoenix Group Holdings PLC	3,233	$28,603
PICC Property & Casualty Co. Ltd., Class H	8,000	6,536
Ping An Insurance Group Co. of China Ltd., Class H	62,000	446,532
Porto Seguro SA	3,608	13,551
Prudential PLC	11,996	207,080
QBE Insurance Group Ltd.	10,851	89,543
Sampo Oyj, Class A	1,202	60,226
Samsung Fire & Marine Insurance Co. Ltd.*	77	13,084
Samsung Life Insurance Co. Ltd.*	645	34,780
Sanlam Ltd.	25,363	94,333
T&D Holdings, Inc.	6,500	83,088
Tokio Marine Holdings, Inc.	7,800	432,961
Unipol Gruppo SpA	24,721	134,351
Zurich Insurance Group AG	379	166,550
		7,727,634
INTERACTIVE MEDIA & SERVICES - 2.8%
Auto Trader Group PLC (a)	2,300	23,053
Autohome, Inc., ADR	944	27,829
Baidu, Inc., ADR*	2,398	356,798
Baidu, Inc., Class A*	3,250	60,279
Kakao Corp.	2,067	195,615
Kuaishou Technology*,(a)	3,600	33,270
NAVER Corp.*	1,204	383,356
REA Group Ltd.	2,703	329,449
Rightmove PLC	19,927	214,571
Scout24 SE (a)	11,325	791,015
Tencent Holdings Ltd.	41,100	2,408,127
		4,823,362
INTERNET & DIRECT MARKETING RETAIL - 1.8%
Alibaba Group Holding Ltd.*	96,400	1,470,179
JD.com, Inc., Class A*	8,750	307,518
Meituan, Class B*,(a)	23,900	690,977
Naspers Ltd., Class N	3,138	486,036
Pinduoduo, Inc., ADR*	1,753	102,200
Vipshop Holdings Ltd., ADR*	4,960	41,664
ZOZO, Inc.	600	18,705
		3,117,279
IT SERVICES - 1.7%
Adyen NV*,(a)	122	320,694
Atos SE	246	10,460
Capgemini SE	2,098	514,150
CGI, Inc.*	6,374	564,408
Cielo SA	53,228	21,788
GDS Holdings Ltd., Class A*	3,100	18,012
NEC Corp.	5,700	262,837
NET One Systems Co. Ltd.	1,800	48,456
Nomura Research Institute Ltd.	1,400	59,997
Obic Co. Ltd.	900	168,816
	Shares/ Principal	Fair Value
IT SERVICES - 1.7% (Continued)
Reply SpA	100	$20,322
Samsung SDS Co. Ltd.*	746	98,212
Shopify, Inc., Class A*	631	870,052
		2,978,204
LEISURE PRODUCTS - 0.0%†
BRP, Inc.	298	26,140
Games Workshop Group PLC	21	2,836
		28,976
LIFE SCIENCES TOOLS & SERVICES - 0.9%
Eurofins Scientific SE	1,534	189,798
Gerresheimer AG	1,677	161,530
Lonza Group AG	102	85,258
Pharmaron Beijing Co. Ltd., Class A	600	13,299
Pharmaron Beijing Co. Ltd., Class H (a)	3,800	58,636
Samsung Biologics Co. Ltd.*,(a)	93	70,645
Sartorius Stedim Biotech	281	154,152
Tecan Group AG	219	133,518
WuXi AppTec Co. Ltd., Class A	3,720	69,213
WuXi AppTec Co. Ltd., Class H (a)	11,400	197,401
Wuxi Biologics Cayman, Inc.*,(a)	29,000	344,260
		1,477,710
MACHINERY - 2.1%
Amada Co. Ltd.	22,400	221,559
ANDRITZ AG	1,787	92,220
Atlas Copco AB, Class A	8,769	606,111
Atlas Copco AB, Class B	4,007	235,538
Daifuku Co. Ltd.	700	57,140
Daimler Truck Holding AG*	630	23,115
DMG Mori Co. Ltd.	3,100	53,221
Ebara Corp.	1,200	66,589
FANUC Corp.	1,300	275,229
Fluidra SA	1,375	55,040
GEA Group AG	606	33,141
Husqvarna AB, Class B	5,842	93,465
IMI PLC	3,274	76,982
Indutrade AB	1,477	45,221
Komatsu Ltd.	3,400	79,527
Kone Oyj, Class B	9,535	683,555
Mitsubishi Heavy Industries Ltd.	2,900	66,963
Shenzhen Inovance Technology Co. Ltd., Class A	5,300	57,047
SMC Corp.	100	67,379
Spirax-Sarco Engineering PLC	382	83,043
Sumitomo Heavy Industries Ltd.	1,100	26,642
Techtronic Industries Co. Ltd.	25,500	507,625
Trelleborg AB, Class B	2,663	69,944
Valmet OYJ	547	23,464
VAT Group AG (a)	169	84,282

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
MACHINERY - 2.1% (Continued)
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	41,299	$46,461
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	15,200	9,573
		3,740,076
MARINE - 0.5%
AP Moller - Maersk A/S, Class A	12	39,962
AP Moller - Maersk A/S, Class B	77	276,083
COSCO SHIPPING Holdings Co Ltd., Class A*	15,000	43,988
COSCO SHIPPING Holdings Co. Ltd., Class H*	58,550	113,551
HMM Co Ltd.*	1,822	41,230
Kuehne + Nagel International AG	447	144,429
Mitsui OSK Lines Ltd.	500	37,080
Nippon Yusen KK	1,100	83,678
Precious Shipping PCL, NVDR	37,300	18,536
SITC International Holdings Co. Ltd.	4,000	14,468
		813,005
MEDIA - 0.5%
Future PLC	720	37,350
ITV PLC*	119,510	178,948
Megacable Holdings SAB de CV	3,800	12,996
MultiChoice Group	1,493	11,415
Nine Entertainment Co. Holdings Ltd.	12,710	26,891
Nippon Television Holdings, Inc.	3,900	39,557
ProSiebenSat.1 Media SE	343	5,465
Publicis Groupe SA	2,247	151,273
RTL Group SA	3,000	159,049
Telenet Group Holding NV	2,227	81,193
WPP PLC	13,713	207,931
		912,068
METALS & MINING - 3.0%
Agnico Eagle Mines Ltd.	816	43,405
Alumina Ltd.	39,332	53,332
Aluminum Corp. of China Ltd., Class A*	144,200	137,789
Aluminum Corp. of China Ltd., Class H*	146,000	80,713
Angang Steel Co. Ltd., Class H	22,000	9,792
Anglo American Platinum Ltd.	982	111,784
Anglo American PLC	13,476	550,497
Anglo American PLC	6,705	273,796
AngloGold Ashanti Ltd.	5,485	112,965
BHP Group Ltd.	22,901	690,982
BHP Group PLC	2,965	88,331
BlueScope Steel Ltd.	9,275	140,937
China Molybdenum Co. Ltd., Class H	51,000	26,886
Dongkuk Steel Mill Co. Ltd.*	1,506	20,143
Franco-Nevada Corp.	1,687	233,641
Ganfeng Lithium Co. Ltd., Class A	3,700	82,930
	Shares/ Principal	Fair Value
METALS & MINING - 3.0% (Continued)
Ganfeng Lithium Co. Ltd., Class H (a)	4,000	$62,953
Glencore PLC*	41,644	211,489
Gold Fields Ltd.	8,302	90,583
Grupo Mexico SAB de CV, Series B	25,451	111,007
Impala Platinum Holdings Ltd.	6,903	97,317
Korea Zinc Co. Ltd.*	96	41,267
Mineral Resources Ltd.	1,881	76,585
Mitsubishi Materials Corp.	2,000	34,302
Mitsui Mining & Smelting Co. Ltd.	900	24,502
MMG Ltd.*	40,000	12,827
Nippon Steel Corp.	700	11,419
Norsk Hydro ASA	4,922	38,803
Outokumpu Oyj*	4,758	29,759
POSCO	655	151,249
Press Metal Aluminium Holdings BHD	102,200	141,794
Shandong Nanshan Aluminum Co. Ltd., Class A	29,400	21,727
Sibanye Stillwater Ltd.	10,987	33,801
Sims Ltd.	5,303	61,920
South32 Ltd.	77,727	226,611
SSAB AB, Class A*	9,757	56,513
Vale SA	1,316	18,419
Wheaton Precious Metals Corp.	14,572	626,187
Yunnan Aluminium Co. Ltd., Class A*	21,500	37,681
Zhaojin Mining Industry Co. Ltd., Class H	15,000	12,814
Zhejiang Huayou Cobalt Co. Ltd., Class A	4,600	79,617
Zijin Mining Group Co. Ltd., Class A	60,100	91,470
Zijin Mining Group Co. Ltd., Class H	88,000	104,747
		5,165,286
MULTILINE RETAIL - 0.2%
Harvey Norman Holdings Ltd.	8,547	30,698
Lifestyle International Holdings Ltd.*	22,500	12,381
Next PLC	1,132	124,959
Wesfarmers Ltd.	3,554	153,227
Woolworths Holdings Ltd./South Africa	22,801	74,089
		395,354
MULTI-UTILITIES - 0.8%
AGL Energy Ltd.	15,060	67,229
Atco Ltd./Canada, Class I	14,018	473,870
Canadian Utilities Ltd., Class A	4,089	118,771
Centrica PLC*	25,587	24,779
E.ON SE	9,102	126,197
Engie SA	36,581	541,381
Hera SpA	3,875	16,133
National Grid PLC	2,472	35,484
Veolia Environnement SA	595	21,828
		1,425,672

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
OIL, GAS & CONSUMABLE FUELS - 4.7%
Ampol Ltd.	4,656	$100,403
BP PLC	195,212	873,858
Canadian Natural Resources Ltd.	13,321	563,676
Cenovus Energy, Inc.	4,733	58,116
China Petroleum & Chemical Corp., Class A	66,500	44,136
China Petroleum & Chemical Corp., Class H	144,000	67,047
China Suntien Green Energy Corp. Ltd., Class H	31,000	24,176
Crescent Point Energy Corp.	18,352	98,069
Ecopetrol SA	174,971	115,644
Enbridge, Inc.	19,247	752,875
Eni SpA	9,892	137,465
Equinor ASA	32,908	880,328
Galp Energia SGPS SA	14,212	137,699
GS Holdings Corp.*	764	25,129
Imperial Oil Ltd.	2,531	91,410
Inpex Corp.	18,000	156,624
Koninklijke Vopak NV	687	24,063
Lundin Energy AB	3,523	126,268
Neste Oyj	6,478	319,424
Novatek PJSC, GDR	585	137,007
Parex Resources, Inc.	1,344	22,993
Parkland Corp./Canada	4,192	115,391
Pembina Pipeline Corp.	7,850	238,455
PetroChina Co. Ltd., Class A	155,100	119,488
PetroChina Co. Ltd., Class H	362,000	161,120
Petroleo Brasileiro SA	22,563	124,360
Petronas Dagangan BHD	14,500	71,699
PTT Exploration & Production PCL, NVDR	18,400	64,996
PTT PCL, NVDR	146,900	167,107
Repsol SA	26,926	319,553
Royal Dutch Shell PLC, Class A	25,276	555,224
Royal Dutch Shell PLC, Class B	18,764	412,331
SK Innovation Co. Ltd.*	610	122,385
S-Oil Corp.	753	54,286
Star Petroleum Refining PCL, NVDR*	47,400	13,906
Suncor Energy, Inc.	1,540	38,587
TotalEnergies SE	9,762	495,453
Tourmaline Oil Corp.	8,355	270,133
Ultrapar Participacoes SA	30,797	80,393
Woodside Petroleum Ltd.	4,415	70,394
		8,251,671
PERSONAL PRODUCTS - 1.7%
Kao Corp.	2,600	135,899
LG Household & Health Care Ltd.*	67	61,829
L'Oreal SA	3,931	1,863,905
Unilever PLC	9,500	508,354
Unilever PLC	7,661	409,402
		2,979,389
	Shares/ Principal	Fair Value
PHARMACEUTICALS - 4.7%
Aspen Pharmacare Holdings Ltd.	3,918	$55,097
Astellas Pharma, Inc.	9,600	155,936
AstraZeneca PLC	7,944	933,731
Asymchem Laboratories Tianjin Co. Ltd., Class A	276	18,838
Bayer AG	6,543	349,713
CanSino Biologics, Inc., Class H*,(a)	400	9,245
Changchun High & New Technology Industry Group, Inc., Class A	600	25,550
Chugai Pharmaceutical Co. Ltd.	5,300	171,903
CSPC Pharmaceutical Group Ltd.	153,040	166,265
Daiichi Sankyo Co. Ltd.	10,100	256,545
Eisai Co. Ltd.	2,400	136,116
GlaxoSmithKline PLC	16,304	354,785
Hansoh Pharmaceutical Group Co. Ltd. (a)	4,000	9,748
Hisamitsu Pharmaceutical Co., Inc.	500	17,259
Merck KGaA	421	108,679
Novartis AG	19,548	1,722,344
Novo Nordisk A/S, Class B	13,687	1,538,159
Roche Holding AG	3,143	1,309,624
Sanofi	4,034	406,358
Sawai Group Holdings Co. Ltd.	400	15,266
Sino Biopharmaceutical Ltd.	84,000	58,828
Takeda Pharmaceutical Co. Ltd.	5,300	144,380
Teva Pharmaceutical Industries Ltd.*	14,367	124,403
Teva Pharmaceutical Industries Ltd., ADR*	6,768	54,212
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	300	20,577
		8,163,561
PROFESSIONAL SERVICES - 2.0%
Adecco Group AG	2,485	127,093
Experian PLC	9,417	463,256
Intertek Group PLC	776	59,174
Nihon M&A Center Holdings, Inc.	3,200	78,392
Randstad NV	5,425	370,405
Recruit Holdings Co. Ltd.	10,600	641,772
RELX PLC	20,949	681,553
SGS SA	6	20,065
Stantec, Inc.	622	34,996
Teleperformance	483	215,313
Wolters Kluwer NV	7,206	848,967
		3,540,986
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.0%
Castellum AB	801	21,569
China Overseas Land & Investment Ltd.	25,000	59,195
China Resources Land Ltd.	12,000	50,485
CK Asset Holdings Ltd.	17,000	107,173
Country Garden Services Holdings Co. Ltd.	11,000	65,890
Daito Trust Construction Co. Ltd.	1,700	194,425
FirstService Corp.	1,473	289,900

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.0% (Continued)
Hulic Co. Ltd.	2,800	$26,552
Hysan Development Co. Ltd.	9,000	27,821
IWG PLC*	9,543	37,613
KE Holdings, Inc., ADR*	4,688	94,323
Kerry Properties Ltd.	56,000	145,813
KWG Group Holdings Ltd.	15,500	10,139
Logan Group Co. Ltd.	26,000	19,876
Longfor Group Holdings Ltd. (a)	2,500	11,768
Mitsubishi Estate Co. Ltd.	1,400	19,385
New World Development Co. Ltd.	5,000	19,785
Poly Property Services Co. Ltd., Class H	3,000	23,588
PSP Swiss Property AG	174	21,713
Relo Group, Inc.	1,500	27,081
Sagax AB, Class B	426	14,351
Samhallsbyggnadsbolaget i Norden AB	3,441	25,244
Seazen Group Ltd.*	20,000	13,519
Sino Land Co. Ltd.	14,000	17,436
SM Prime Holdings, Inc.	21,800	14,493
Sun Hung Kai Properties Ltd.	4,500	54,603
Sunac China Holdings Ltd.	35,000	52,884
Swire Pacific Ltd., Class A	3,500	19,910
Swire Properties Ltd.	102,200	256,146
Wharf Holdings Ltd. (The)	5,000	15,360
Wharf Real Estate Investment Co. Ltd.	12,000	60,952
		1,818,992
ROAD & RAIL - 0.6%
ALD SA (a)	967	14,230
Aurizon Holdings Ltd.	79,116	200,749
Canadian National Railway Co.	1,323	162,742
Canadian Pacific Railway Ltd.	2,575	185,468
CJ Logistics Corp.*	69	7,313
Localiza Rent a Car SA	8,415	80,071
MTR Corp. Ltd.	27,000	144,934
TFI International, Inc.	2,088	234,513
		1,030,020
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.1%
Advantest Corp.	3,500	331,293
ASM Pacific Technology Ltd.	2,600	28,097
ASML Holding NV	3,212	2,581,353
Daqo New Energy Corp., ADR*	586	23,627
Disco Corp.	800	244,193
JCET Group Co., Ltd., Class A	5,656	27,528
Lasertec Corp.	100	30,646
Nordic Semiconductor ASA*	778	26,256
SCREEN Holdings Co. Ltd.	500	53,710
SG Micro Corp., Class A	500	24,242
SK Hynix, Inc.	4,081	449,725
	Shares/ Principal	Fair Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.1% (Continued)
SK Square Co. Ltd.*	1,321	$73,800
Tokyo Electron Ltd.	2,200	1,266,258
Tokyo Seimitsu Co. Ltd.	2,000	88,576
Tower Semiconductor Ltd.*	1,206	47,854
Unigroup Guoxin Microelectronics Co. Ltd., Class A	800	28,243
Xinyi Solar Holdings Ltd.	12,000	20,348
		5,345,749
SOFTWARE - 2.4%
Constellation Software, Inc.	72	133,776
Dassault Systemes SE	9,057	538,773
Descartes Systems Group, Inc. (The)*	319	26,421
Kingdee International Software Group Co. Ltd.*	25,000	76,960
Micro Focus International PLC	15	85
Nemetschek SE	1,233	158,165
Nice Ltd.*	1,048	320,454
Open Text Corp.	2,669	126,863
Oracle Corp. Japan	600	45,539
Rakus Co. Ltd.	1,600	43,072
Sangfor Technologies, Inc., Class A	500	14,984
SAP SE	14,724	2,091,342
SimCorp. A/S	498	54,428
Temenos AG	816	112,887
TOTVS SA	4,800	24,681
Trend Micro, Inc./Japan	3,400	188,667
WiseTech Global Ltd.	2,065	87,950
Xero Ltd.*	1,726	177,491
		4,222,538
SPECIALTY RETAIL - 0.8%
Fast Retailing Co. Ltd.	300	170,145
Fielmann AG	796	53,543
Foschini Group Ltd. (The)*	1,691	13,127
Hikari Tsushin, Inc.	700	107,655
Industria de Diseno Textil SA	17,085	554,311
JB Hi-Fi Ltd.	5,079	178,431
JD Sports Fashion PLC	51,490	151,895
Pepkor Holdings Ltd.*,(a)	15,484	21,237
Shimamura Co. Ltd.	200	16,777
WH Smith PLC*	1,880	37,686
Yamada Holdings Co. Ltd.	46,400	158,354
		1,463,161
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.8%
Canon, Inc.	11,200	272,426
FUJIFILM Holdings Corp.	2,500	185,098
Konica Minolta, Inc.	10,100	45,959
Lenovo Group Ltd.	120,000	137,911

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.8% (Continued)
Ricoh Co. Ltd.	5,200	$48,363
Samsung Electronics Co. Ltd.	33,658	2,216,969
Seiko Epson Corp.	900	16,186
Xiaomi Corp., Class B*,(a)	88,400	214,302
		3,137,214
TEXTILES, APPAREL & LUXURY GOODS - 2.3%
ANTA Sports Products Ltd.	9,800	146,944
Burberry Group PLC	6,828	168,086
Cie Financiere Richemont SA, Class A	5,093	765,501
Gildan Activewear, Inc.	900	38,212
Hermes International	437	763,325
HUGO BOSS AG	473	28,778
Kering SA	1,012	813,533
Li Ning Co. Ltd.	17,500	191,581
LVMH Moet Hennessy Louis Vuitton SE	1,096	906,112
Moncler SpA	650	47,322
PRADA SpA	2,200	14,081
Shenzhou International Group Holdings Ltd.	1,300	24,995
Swatch Group AG (The)	329	100,742
Xtep International Holdings Ltd.	22,000	36,684
		4,045,896
TOBACCO - 1.7%
British American Tobacco PLC	30,312	1,122,268
Gudang Garam TBK PT	6,500	13,956
Imperial Brands PLC	8,606	188,426
Japan Tobacco, Inc.	50,000	1,008,423
Swedish Match AB	82,163	653,576
		2,986,649
TRADING COMPANIES & DISTRIBUTORS - 1.7%
Ashtead Group PLC	10,651	857,208
Ferguson PLC	1,561	277,078
Finning International, Inc.	809	20,418
IMCD NV	1,373	304,000
ITOCHU Corp.	14,200	433,812
Marubeni Corp.	24,000	233,320
Mitsubishi Corp.	4,400	139,541
Mitsui & Co. Ltd.	500	11,825
MonotaRO Co. Ltd.	1,500	27,003
Rexel SA*	4,470	90,635
Sojitz Corp.	2,920	43,817
Sumitomo Corp.	31,100	459,255
		2,897,912
TRANSPORTATION INFRASTRUCTURE - 0.1%
Atlas Arteria Ltd.	4,123	20,743
Fraport AG Frankfurt Airport Services Worldwide*	1,458	98,123
	Shares/ Principal	Fair Value
TRANSPORTATION INFRASTRUCTURE - 0.1% (Continued)
Grupo Aeroportuario del Centro Norte SAB de CV	1,800	$12,103
Grupo Aeroportuario del Pacifico SAB de CV, Class B*	2,161	29,860
Kamigumi Co. Ltd.	1,100	20,805
		181,634
WATER UTILITIES - 0.0%†
Cia de Saneamento de Minas Gerais-COPASA	6,708	15,307
WIRELESS TELECOMMUNICATION SERVICES - 0.9%
1&1 AG	503	13,740
America Movil SAB de CV, Series L	21,974	23,279
Freenet AG	4,551	120,431
KDDI Corp.	12,800	373,702
Mobile TeleSystems PJSC, ADR	3,291	26,163
MTN Group Ltd.*	10,247	109,603
SK Telecom Co. Ltd.	2,043	99,508
SoftBank Corp.	18,400	232,407
SoftBank Group Corp.	7,700	363,352
Tele2 AB, Class B	9,023	128,660
Vodacom Group Ltd.	2,599	21,922
Vodafone Group PLC	30,951	47,061
		1,559,828
TOTAL COMMON STOCKS (Cost - $137,074,819)		155,172,708
EXCHANGE TRADED FUNDS - 7.9%
EQUITY FUNDS - 7.9%
iShares MSCI India ETF	131,304	6,018,975
iShares MSCI Taiwan ETF	112,725	7,508,612
iShares MSCI Turkey ETF	10,255	190,538
TOTAL EXCHANGE TRADED FUNDS (Cost - $9,385,423)		13,718,125
PREFERRED STOCKS - 0.8%
AIRLINES - 0.1%
Azul SA*	15,995	69,953
Gol Linhas Aereas Inteligentes SA*	9,948	30,415
		100,368
AUTOMOBILES - 0.1%
Bayerische Motoren Werke AG	161	13,421
Volkswagen AG	818	165,097
		178,518
BANKS - 0.3%
Banco Bradesco SA	81,415	280,787
Bancolombia SA	1,950	15,332
Itau Unibanco Holding SA	44,495	167,355
		463,474

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
HEALTH CARE EQUIPMENT & SUPPLIES - 0.2%
Sartorius AG	439	$297,142
HOUSEHOLD PRODUCTS - 0.0%†
Henkel AG & Co. KGaA	431	34,868
INTERNET & DIRECT MARKETING RETAIL - 0.0%†
Lojas Americanas SA	25,527	26,993
METALS & MINING - 0.0%†
Gerdau SA	3,563	17,438
OIL, GAS & CONSUMABLE FUELS - 0.0%†
Petroleo Brasileiro SA	19,157	97,849
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.1%
Samsung Electronics Co. Ltd.	3,956	236,944
TOTAL PREFERRED STOCKS (Cost - $1,594,989)		1,453,594
RIGHTS - 0.0%†
Seazen Group Ltd., expires 1/19/22* (Cost - $0)	952	0
	Shares/ Principal	Fair Value
SHORT-TERM INVESTMENTS - 1.7%
MONEY MARKET FUNDS - 1.7%
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 0.01% (b) (Cost - $2,915,273)	2,915,273	$2,915,273
TOTAL INVESTMENTS - 99.3% (Cost - $150,970,504)		$173,259,700
OTHER ASSETS LESS LIABILITIES - NET 0.7%		1,225,209
TOTAL NET ASSETS - 100.0%		$174,484,909

*  Non-income producing security.

†  Represents less than 0.05%.

(a)  144A - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of December 31, 2021, these securities amounted to $4,220,124 or 2.4% of net assets.

(b)  The rate shown is the annualized seven-day yield at period end.

ADR - American Depositary Receipt

CVA - Certificate Van Aandelen (Bearer)

GDR - Global Depositary Receipt

NVDR - Non-Voting Depositary Receipt

PLC - Public Limited Company

REIT - Real Estate Investment Trust

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Number of Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
MSCI EAFE Future	Goldman Sachs & Co.	19	3/18/2022	$2,205,710	$45,552
MSCI Emerging Market Index Future	Goldman Sachs & Co.	15	3/18/2022	919,725	5,741
S&P/TSX 60 Index Future	Goldman Sachs & Co.	1	3/17/2022	202,810	3,466
TOTAL NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS					$54,759

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Portfolio Review

December 31, 2021 (Unaudited)

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC ("BlackRock").

How did the Portfolio perform during the period?

During 2021, the Class I shares of Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio outperformed its reference benchmark, the Russell Midcap® Growth Index. The Portfolio posted a return of 14.29% compared to a benchmark return of 12.73%, a difference of 156 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

BlackRock's Scientific Active Equity ("SAE") process systematically tracks and ranks the characteristics of companies in order to seek to construct a portfolio that has the best trade-off between returns, risk and costs. The SAE investment model groups the universe of securities based on an analysis of a wide range of factors, such as relative value ("Value"), earnings quality ("Quality"), market sentiment ("Sentiment"), and thematic insights. Value insights seek to incorporate, where appropriate, asset value, sales, earnings and cash flow forecasts over short and long periods. Quality measures aim to assess the sustainability of earnings and the quality of corporate management by investigating company financials as well as other company statements. Sentiment criteria seek to infer information about a company's value from changes in analysts' forecasts, linkages between companies, management decisions and the behavior of other market participants in equities and other securities markets. And lastly, thematic insights seek to identify and exploit commonalities among groups of stocks that are believed to drive prices but that currently appear to be less obvious to the market.

The Portfolio performed well amid the changeable market backdrop, with outperformance primarily driven by the Portfolio's Sentiment and fundamental measures. Within Sentiment insights, trend-based measures drove gains as these were able to correctly position the portfolio around the volatile market backdrop that included several market style preference shifts and rising rates. Capturing Sentiment from market participants, such as identifying bond investor views as well as text analyses across executive commentaries was additive.

Nontraditional measures of quality, such as environmental, social, and governance ("ESG") related insights, were mixed in the period. Insights designed to capture investor flows into preferred ESG positions were top contributors, benefitting from the broader sustainability market trend. However, other risk mitigation related ESG insights that track company controversies and tax levels struggled. This measure penalizes companies that pay lower levels of taxes versus peers, typically growth-oriented technology companies, and favors those with higher relative tax levels. The signal struggled to keep up amid the preference shift to growth styles. Macro thematic related measures that look toward vaccine utilization and job hiring trends motivated an overweight to life sciences companies, which contributed to performance.

How was the Portfolio positioned at period end?

From a sector positioning perspective, the Portfolio remained largely sector neutral at the end of the period. The Portfolio had slight overweight positions in the information technology and industrials sectors and slight underweight positions in the consumer discretionary and materials sectors at the end of the year. The SAE team seeks to maintain a style neutral approach, so the Portfolio did not have any outsized active exposures to any particular style or factor.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Portfolio Review (Continued)

December 31, 2021 (Unaudited)

The Portfolio's performance figures for the periods ended December 31, 2021 as compared to its benchmark:

			Annualized	Operating Expense**
	Inception Date*	One Year	Since Inception	Gross Ratio	Net Ratio
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
Class I	November 1, 2017	14.29%	19.18%	0.67%	0.65%
Class II	November 1, 2017	13.96%	18.89%	0.92%	0.90%
Russell Midcap® Growth Index^		12.73%	18.89%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I and Class II shares, as disclosed in the most recent prospectus dated May 1, 2021. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The Russell Midcap® Growth Index (Total Return) is an unmanaged index that consists of the bottom 800 securities of the Russell 1000® Index with greater-than-average growth orientation as ranked by total market capitalization. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Portfolio Review (Continued)

December 31, 2021 (Unaudited)

Holdings by Asset Class	% of Net Assets
Common Stocks	98.5%
Short-Term Investments	1.5%
Rights	0.0	%^
Warrants	0.0	%^
Other Assets less Liabilities - Net	(0.0	)%^
	100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2021.

Derivative exposure is included in "Other Assets Less Liabilities - Net".

^  Represents less than 0.05%.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Portfolio of Investments

December 31, 2021

	Shares/ Principal	Fair Value
COMMON STOCKS - 98.5%
AEROSPACE & DEFENSE - 0.8%
Axon Enterprise, Inc.*	9,501	$1,491,657
BWX Technologies, Inc.	9,699	464,388
HEICO Corp., Class A	7,084	910,436
Virgin Galactic Holdings, Inc.*	4,833	64,665
		2,931,146
AIR FREIGHT & LOGISTICS - 1.4%
C.H. Robinson Worldwide, Inc.	23,926	2,575,155
Expeditors International of Washington, Inc.	19,561	2,626,847
		5,202,002
AIRLINES - 0.4%
Alaska Air Group, Inc.*	3,376	175,890
Delta Air Lines, Inc.*	30,607	1,196,121
		1,372,011
AUTO COMPONENTS - 0.5%
BorgWarner, Inc.	36,140	1,628,830
QuantumScape Corp.*	10,360	229,888
		1,858,718
AUTOMOBILES - 0.1%
Rivian Automotive, Inc., Class A*	5,332	552,875
BANKS - 0.4%
First Republic Bank	1,405	290,146
Mid Penn Bancorp., Inc.	5	159
Western Alliance Bancorp	10,426	1,122,359
		1,412,664
BEVERAGES - 0.0%†
Brown-Forman Corp., Class B	2,457	179,017
BIOTECHNOLOGY - 2.0%
Alnylam Pharmaceuticals, Inc.*	7,803	1,323,233
Exact Sciences Corp.*	9,208	716,659
Exelixis, Inc.*	36,922	674,934
Incyte Corp.*	22,790	1,672,786
Ionis Pharmaceuticals, Inc.*	7,309	222,413
Natera, Inc.*	3,480	324,997
Novavax, Inc.*	5,078	726,509
Sarepta Therapeutics, Inc.*	3,951	355,788
Seagen, Inc.*	6,873	1,062,566
Ultragenyx Pharmaceutical, Inc.*	2,345	197,191
Verve Therapeutics, Inc.*	568	20,942
		7,298,018
BUILDING PRODUCTS - 2.3%
Allegion PLC	15,363	2,034,676
Builders FirstSource, Inc.*	1,508	129,251
Fortune Brands Home & Security, Inc.	12,218	1,306,104
Lennox International, Inc.	593	192,345
Masco Corp.	626	43,958
	Shares/ Principal	Fair Value
BUILDING PRODUCTS - 2.3% (Continued)
Owens Corning	582	$52,671
Trane Technologies PLC	18,470	3,731,494
Trex Co., Inc.*	5,376	725,921
		8,216,420
CAPITAL MARKETS - 2.6%
Ameriprise Financial, Inc.	1,039	313,425
Ares Management Corp., Class A	1,241	100,856
FactSet Research Systems, Inc.	5,555	2,699,786
MarketAxess Holdings, Inc.	1,339	550,691
Morningstar, Inc.	1,062	363,193
MSCI, Inc.	4,183	2,562,882
Raymond James Financial, Inc.	862	86,545
S&P Global, Inc.	281	132,612
Stifel Financial Corp.	9,057	637,794
T Rowe Price Group, Inc.	8,988	1,767,400
		9,215,184
CHEMICALS - 0.2%
Amyris, Inc.*	11,279	61,019
Ecolab, Inc.	2,392	561,139
PPG Industries, Inc.	1,690	291,424
		913,582
COMMERCIAL SERVICES & SUPPLIES - 1.1%
Cintas Corp.	4,131	1,830,735
Copart, Inc.*	1,741	263,971
IAA, Inc.*	31,976	1,618,625
Rollins, Inc.	4,887	167,184
		3,880,515
COMMUNICATIONS EQUIPMENT - 0.5%
Arista Networks, Inc.*	7,975	1,146,406
CommScope Holding Co., Inc.*	7,727	85,306
Juniper Networks, Inc.	11,592	413,951
		1,645,663
CONSUMER FINANCE - 0.4%
Ally Financial, Inc.	20,990	999,334
Upstart Holdings, Inc.*	4,124	623,961
		1,623,295
CONTAINERS & PACKAGING - 0.6%
Avery Dennison Corp.	9,854	2,134,081
Sealed Air Corp.	748	50,467
		2,184,548
DISTRIBUTORS - 0.5%
Pool Corp.	3,470	1,964,020
DIVERSIFIED CONSUMER SERVICES - 0.9%
2U, Inc.*	2,255	45,258
Bright Horizons Family Solutions, Inc.*	6,079	765,225
Chegg, Inc.*	20,016	614,491

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
DIVERSIFIED CONSUMER SERVICES - 0.9% (Continued)
H&R Block, Inc.	66,106	$1,557,457
Service Corp. International	3,543	251,518
		3,233,949
DIVERSIFIED FINANCIAL SERVICES - 1.0%
Apollo Global Management, Inc., Class A	28,546	2,067,587
Voya Financial, Inc.	23,936	1,587,196
		3,654,783
ELECTRIC UTILITIES - 0.0%†
OGE Energy Corp.	2,623	100,671
ELECTRICAL EQUIPMENT - 1.6%
Generac Holdings, Inc.*	4,931	1,735,317
Plug Power, Inc.*	33,098	934,357
Regal Rexnord Corp.	2,605	443,319
Rockwell Automation, Inc.	7,401	2,581,839
		5,694,832
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.1%
CDW Corp.	1,725	353,246
Cognex Corp.	14,418	1,121,144
Jabil, Inc.	5,744	404,090
Keysight Technologies, Inc.*	23,732	4,900,895
National Instruments Corp.	886	38,692
Vontier Corp.	7,585	233,087
Zebra Technologies Corp., Class A*	6,772	4,030,694
		11,081,848
ENERGY EQUIPMENT & SERVICES - 0.1%
Basic Energy Services, Inc.*	394	0
Halliburton Co.	4,128	94,408
Parker Drilling Co.*	2	9
Schlumberger NV	9,377	280,841
Valaris PLC*	2,253	0
		375,258
ENTERTAINMENT - 2.0%
Roku, Inc.*	12,921	2,948,572
Skillz, Inc.*	22,976	170,942
Spotify Technology SA*	14,043	3,286,483
Zynga, Inc., Class A*	126,523	809,747
		7,215,744
EQUITY REAL ESTATE INVESTMENT - 1.7%
American Homes 4 Rent, Class A	3,590	156,560
CubeSmart	8,141	463,304
Equity LifeStyle Properties, Inc.	9,274	812,959
Extra Space Storage, Inc.	8,856	2,007,921
Simon Property Group, Inc.	16,469	2,631,252
		6,071,996
	Shares/ Principal	Fair Value
FOOD PRODUCTS - 0.3%
Beyond Meat, Inc.*	1,950	$127,062
Hershey Co. (The)	5,242	1,014,170
		1,141,232
HEALTH CARE EQUIPMENT & SUPPLIES - 5.2%
Align Technology, Inc.*	280	184,010
Dexcom, Inc.*	10,895	5,850,070
IDEXX Laboratories, Inc.*	13,231	8,712,084
Insulet Corp.*	8,288	2,205,188
Novocure Ltd.*	4,584	344,167
Penumbra, Inc.*	3,411	980,049
ResMed, Inc.	617	160,716
Tandem Diabetes Care, Inc.*	2,888	434,702
		18,870,986
HEALTH CARE PROVIDERS & SERVICES - 0.8%
Cardinal Health, Inc.	10,334	532,098
McKesson Corp.	9,089	2,259,253
Molina Healthcare, Inc.*	758	241,104
		3,032,455
HEALTH CARE TECHNOLOGY - 1.0%
Teladoc Health, Inc.*	6,458	592,974
Veeva Systems, Inc., Class A*	12,300	3,142,404
		3,735,378
HOTELS, RESTAURANTS & LEISURE - 4.4%
Boyd Gaming Corp.*	5,828	382,142
Caesars Entertainment, Inc.*	4,834	452,124
Chipotle Mexican Grill, Inc.*	1,487	2,599,648
Choice Hotels International, Inc.	986	153,806
Darden Restaurants, Inc.	9,598	1,445,843
Domino's Pizza, Inc.	2,620	1,478,545
DraftKings, Inc., Class A*	32,820	901,565
Expedia Group, Inc.*	13,848	2,502,611
International Game Technology PLC	3,042	87,944
Penn National Gaming, Inc.*	5,961	309,078
Sweetgreen, Inc., Class A*	2,489	79,648
Travel + Leisure Co.	47,352	2,617,145
Wendy's Co. (The)	26,537	632,907
Wyndham Hotels & Resorts, Inc.	7,234	648,528
Wynn Resorts Ltd.*	17,346	1,475,104
		15,766,638
HOUSEHOLD DURABLES - 1.1%
DR Horton, Inc.	31,919	3,461,616
PulteGroup, Inc.	8,008	457,737
Sonos, Inc.*	1,424	42,435
Toll Brothers, Inc.	2,264	163,891
		4,125,679

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
HOUSEHOLD PRODUCTS - 0.6%
Clorox Co. (The)	1,516	$264,330
Colgate-Palmolive Co.	20,915	1,784,886
		2,049,216
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.2%
Brookfield Renewable Corp., Class A	5,788	213,172
Sunnova Energy International, Inc.*	12,784	356,929
		570,101
INSURANCE - 0.4%
Everest Re Group Ltd.	452	123,812
MetLife, Inc.	19,936	1,245,800
		1,369,612
INTERACTIVE MEDIA & SERVICES - 1.1%
Match Group, Inc.*	16,374	2,165,462
Pinterest, Inc., Class A*	36,923	1,342,151
Twitter, Inc.*	11,205	484,280
		3,991,893
INTERNET & DIRECT MARKETING RETAIL - 1.4%
DoorDash, Inc., Class A*	10,900	1,623,010
Etsy, Inc.*	11,458	2,508,614
Stitch Fix, Inc., Class A*	3,968	75,075
Wayfair, Inc., Class A*	3,803	722,456
		4,929,155
IT SERVICES - 7.2%
Broadridge Financial Solutions, Inc.	11,304	2,066,597
Cloudflare, Inc., Class A*	21,484	2,825,146
EPAM Systems, Inc.*	5,174	3,458,560
Euronet Worldwide, Inc.*	2,577	307,101
Fidelity National Information Services, Inc.	8,549	933,123
Gartner, Inc.*	7,185	2,402,089
Genpact Ltd.	12,847	681,919
Global Payments, Inc.	1,369	185,062
Globant SA*	2,591	813,807
GoDaddy, Inc., Class A*	4,471	379,409
Marqeta, Inc., Class A*	1,742	29,910
MongoDB, Inc.*	5,012	2,653,102
Okta, Inc.*	16,314	3,657,109
Paychex, Inc.	15,986	2,182,089
Shift4 Payments, Inc., Class A*	1,660	96,164
StoneCo Ltd., Class A*	27,601	465,353
Visa, Inc., Class A	8,223	1,782,006
Western Union Co. (The)	16,422	292,969
Wix.com Ltd.*	4,221	666,032
		25,877,547
	Shares/ Principal	Fair Value
LEISURE PRODUCTS - 0.4%
Peloton Interactive, Inc., Class A*	27,335	$977,500
YETI Holdings, Inc.*	7,183	594,968
		1,572,468
LIFE SCIENCES TOOLS & SERVICES - 7.3%
10X Genomics, Inc., Class A*	2,557	380,891
Adaptive Biotechnologies Corp.*	4,516	126,719
Agilent Technologies, Inc.	47,774	7,627,119
Avantor, Inc.*	70,729	2,980,520
Bio-Techne Corp.	979	506,476
Bruker Corp.	24,879	2,087,597
Charles River Laboratories International, Inc.*	282	106,252
Maravai LifeSciences Holdings, Inc., Class A*	7,074	296,401
Mettler-Toledo International, Inc.*	2,607	4,424,626
Repligen Corp.*	5,462	1,446,556
Sotera Health Co.*	6,160	145,068
Syneos Health, Inc.*	5,961	612,075
Waters Corp.*	4,746	1,768,360
West Pharmaceutical Services, Inc.	7,938	3,723,001
		26,231,661
MACHINERY - 0.9%
AGCO Corp.	1,937	224,731
Allison Transmission Holdings, Inc.	1,054	38,313
Briggs & Stratton Corp.*	1,081	0
Fortive Corp.	1,377	105,051
Graco, Inc.	7,936	639,800
Illinois Tool Works, Inc.	4,415	1,089,622
Otis Worldwide Corp.	12,464	1,085,241
Snap-on, Inc.	609	131,166
		3,313,924
MEDIA - 0.4%
Altice USA, Inc., Class A*	30,482	493,199
Nexstar Media Group, Inc., Class A	6,726	1,015,491
		1,508,690
METALS & MINING - 0.0%†
Steel Dynamics, Inc.	1,754	108,871
MULTILINE RETAIL - 0.3%
Nordstrom, Inc.*	42,759	967,209
OIL, GAS & CONSUMABLE FUELS - 1.6%
Cheniere Energy, Inc.	20,710	2,100,408
Continental Resources, Inc.	3,276	146,634
Diamondback Energy, Inc.	10,507	1,133,180
EOG Resources, Inc.	10,087	896,028
Pioneer Natural Resources Co.	3,693	671,683
Texas Pacific Land Corp.	550	686,878
		5,634,811

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
PAPER & FOREST PRODUCTS - 0.1%
Louisiana-Pacific Corp.	2,811	$220,242
PERSONAL PRODUCTS - 0.5%
Estee Lauder Cos, Inc. (The), Class A	4,565	1,689,963
PHARMACEUTICALS - 0.3%
Zoetis, Inc.	4,456	1,087,398
PROFESSIONAL SERVICES - 3.1%
Booz Allen Hamilton Holding Corp.	4,133	350,437
CoStar Group, Inc.*	16,062	1,269,380
Equifax, Inc.	12,883	3,772,014
Robert Half International, Inc.	17,005	1,896,398
TransUnion	25,190	2,987,030
Verisk Analytics, Inc.	3,677	841,040
		11,116,299
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.8%
CBRE Group, Inc., Class A*	16,914	1,835,338
Zillow Group, Inc., Class A*	5,050	314,211
Zillow Group, Inc., Class C*	9,913	632,945
		2,782,494
ROAD & RAIL - 2.6%
Landstar System, Inc.	24,406	4,369,162
Lyft, Inc., Class A*	32,974	1,408,979
Old Dominion Freight Line, Inc.	8,033	2,878,866
Ryder System, Inc.	4,099	337,881
XPO Logistics, Inc.*	4,720	365,470
		9,360,358
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.9%
Advanced Micro Devices, Inc.*	3,189	458,897
Azenta, Inc.	4,522	466,264
Cirrus Logic, Inc.*	7,253	667,421
Enphase Energy, Inc.*	10,160	1,858,670
Entegris, Inc.	8,447	1,170,585
Intel Corp.	12,961	667,492
KLA Corp.	288	123,872
Microchip Technology, Inc.	16,999	1,479,933
MKS Instruments, Inc.	6,725	1,171,293
Monolithic Power Systems, Inc.	5,736	2,829,741
Silicon Laboratories, Inc.*	1,860	383,941
Teradyne, Inc.	12,275	2,007,331
Xilinx, Inc.	21,076	4,468,744
		17,754,184
SOFTWARE - 18.1%
Alteryx, Inc., Class A*	5,812	351,626
Anaplan, Inc.*	21,537	987,471
ANSYS, Inc.*	1,405	563,574
Bill.com Holdings, Inc.*	7,841	1,953,585
	Shares/ Principal	Fair Value
SOFTWARE - 18.1% (Continued)
Braze, Inc., Class A*	92	$7,099
C3.ai, Inc., Class A*	12,094	377,937
Cadence Design Systems, Inc.*	34,281	6,388,264
Coupa Software, Inc.*	8,933	1,411,861
Crowdstrike Holdings, Inc., Class A*	18,099	3,705,770
Datadog, Inc., Class A*	17,669	3,147,026
DocuSign, Inc.*	17,154	2,612,726
Dynatrace, Inc.*	21,519	1,298,672
Elastic NV*	6,747	830,488
Everbridge, Inc.*	1,396	93,993
Expensify, Inc., Class A*	4,910	216,040
Five9, Inc.*	3,722	511,105
Fortinet, Inc.*	9,380	3,371,172
Gitlab, Inc., Class A*	1,422	123,714
HashiCorp, Inc., Class A*	3,937	358,424
HubSpot, Inc.*	5,143	3,390,008
Intuit, Inc.	2,760	1,775,287
Manhattan Associates, Inc.*	13,261	2,061,953
Nuance Communications, Inc.*	6,940	383,921
Nutanix, Inc., Class A*	39,463	1,257,291
PagerDuty, Inc.*	12,639	439,205
Palantir Technologies, Inc., Class A*	147,151	2,679,620
Palo Alto Networks, Inc.*	4,059	2,259,889
Paycom Software, Inc.*	5,537	2,298,907
Paylocity Holding Corp.*	6,510	1,537,402
PTC, Inc.*	7,204	872,765
RingCentral, Inc., Class A*	9,624	1,803,056
ServiceNow, Inc.*	3,726	2,418,584
Smartsheet, Inc., Class A*	17,395	1,347,243
Splunk, Inc.*	14,548	1,683,495
Synopsys, Inc.*	8,310	3,062,235
Teradata Corp.*	2,996	127,240
Trade Desk, Inc. (The), Class A*	25,888	2,372,376
Unity Software, Inc.*	8,979	1,283,907
Workday, Inc., Class A*	4,691	1,281,487
Zendesk, Inc.*	11,730	1,223,322
Zscaler, Inc.*	3,915	1,258,007
		65,127,747
SPECIALTY RETAIL - 3.8%
American Eagle Outfitters, Inc.	18,723	474,066
AutoZone, Inc.*	110	230,603
Best Buy Co., Inc.	3,341	339,446
Carvana Co.*	2,763	640,436
Dick's Sporting Goods, Inc.	368	42,316
Five Below, Inc.*	5,071	1,049,139
Floor & Decor Holdings, Inc., Class A*	3,068	398,871
Foot Locker, Inc.	3,270	142,670
GameStop Corp., Class A*	4,761	706,485
Leslie's, Inc.*	11,243	266,009
Lithia Motors, Inc.	3,849	1,142,960

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
SPECIALTY RETAIL - 3.8% (Continued)
O'Reilly Automotive, Inc.*	400	$282,492
Penske Automotive Group, Inc.	2,148	230,309
Petco Health & Wellness Co., Inc.*	20,409	403,894
RH*	621	332,819
Tractor Supply Co.	13,926	3,322,744
Ulta Beauty, Inc.*	5,474	2,257,149
Victoria's Secret & Co.*	7,491	416,050
Williams-Sonoma, Inc.	5,988	1,012,750
		13,691,208
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 2.4%
Dell Technologies, Inc., Class C*	36,513	2,050,935
Hewlett Packard Enterprise Co.	34,154	538,608
HP, Inc.	38,940	1,466,870
NetApp, Inc.	32,174	2,959,686
Pure Storage, Inc., Class A*	46,272	1,506,154
Western Digital Corp.*	2,919	190,348
		8,712,601
TEXTILES, APPAREL & LUXURY GOODS - 1.4%
Lululemon Athletica, Inc.*	9,558	3,741,479
Ralph Lauren Corp.	2,209	262,562
Skechers U.S.A., Inc., Class A*	5,554	241,043
Tapestry, Inc.	19,950	809,970
		5,055,054
TRADING COMPANIES & DISTRIBUTORS - 1.7%
SiteOne Landscape Supply, Inc.*	13,213	3,201,246
United Rentals, Inc.*	2,303	765,264
WW Grainger, Inc.	4,136	2,143,440
		6,109,950
TOTAL COMMON STOCKS (Cost - $302,862,959)		355,383,783
	Shares/ Principal	Fair Value
RIGHTS - 0.0%†
Achillion Pharmaceuticals, Inc., CVR*	1,183	$544
Alder BioPharmaceuticals, CVR*	638	561
Prevail Therapeutics, CVR*	107	54
TOTAL RIGHTS (Cost - $561)		1,159
WARRANTS - 0.0%†
Oasis Petroleum, Inc., expires 12/31/25*	24	1,009
Parker Drilling Co., expires 9/16/24*	20	0
Valaris Ltd., expires 12/31/28*	61	199
TOTAL WARRANTS (Cost - $744)		1,208
SHORT-TERM INVESTMENTS - 1.5%
MONEY MARKET FUNDS - 1.5%
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 0.01% (a) (Cost - $5,327,075)	5,327,075	5,327,075
TOTAL INVESTMENTS - 100.0% (Cost - $308,191,339)		$360,713,225
OTHER ASSETS LESS LIABILITIES - NET (0.0)%†		(91,350)
TOTAL NET ASSETS - 100.0%		$360,621,875

*  Non-income producing security.

†  Represents less than 0.05%.

(a)  The rate shown is the annualized seven-day yield at period end.

CVR - Contingent Value Rights

PLC - Public Limited Company

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Number of Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Future	Goldman Sachs & Co.	23	3/18/2022	$5,472,275	$61,506

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio

Portfolio Review

December 31, 2021 (Unaudited)

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC ("BlackRock").

How did the Portfolio perform during the period?

During 2021, the Class I shares of Global Atlantic BlackRock Disciplined Value Portfolio outperformed its reference benchmark, the Russell 1000® Value Index. The Portfolio posted a return of 26.58% compared to a benchmark return of 25.16%, a difference of 142 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

BlackRock's Scientific Active Equity ("SAE") process systematically tracks and ranks the characteristics of companies in order to seek to construct a portfolio that has the best trade-off between returns, risk and costs. The SAE investment model groups the universe of securities based on an analysis of a wide range of factors, such as relative value ("Value"), earnings quality ("Quality"), market sentiment ("Sentiment"), and thematic insights. Value insights seek to incorporate, where appropriate, asset value, sales, earnings and cash flow forecasts over short and long periods. Quality measures aim to assess the sustainability of earnings and the quality of corporate management by investigating company financials as well as other company statements. Sentiment criteria seek to infer information about a company's value from changes in analysts' forecasts, linkages between companies, management decisions and the behavior of other market participants in equities and other securities markets. And lastly, thematic insights seek to identify and exploit commonalities among groups of stocks that are believed to drive prices but that currently appear to be less obvious to the market.

The Portfolio struggled in the first quarter amid the strong value equity rally, but performed well the remainder of the year, with outperformance primarily driven by the portfolio's Sentiment and fundamental measures. Within Sentiment insights, trend-based measures drove gains as these were able to correctly position the Portfolio around the volatile market backdrop that included several market style preference shifts and rising rates. Capturing Sentiment from market participants, such as identifying bond investor views as well as text analyses across executive commentaries was additive. Faster moving alternative data measures, such as insights designed to track search trends also benefitted performance. The real time nature of these types of measures were helpful in evaluating the quickly evolving marketplace. Macro thematic insights evaluating hiring activity were additive through an overweight to information technology names, while more traditional quality signals, such as a preference for lower risk securities, performed well later in the year against rising market volatility.

Nontraditional measures of quality, such as environmental, social, and governance ("ESG") related insights, were mixed in the period. Insights designed to capture investor flows into preferred ESG positions were top contributors, benefitting from the broader sustainability market trend. However, other insights that track company controversies and tax levels struggled. This measure penalizes companies that pay lower levels of taxes versus peers, typically growth-oriented technology companies, and favors those with higher relative tax levels. The signal struggled to keep up amid the preference shift to growth styles. The positive performance of fundamental value insights in the first part of the year faded in the second half, detracting in aggregate for the year. Traditional measures, such as insights designed to research expenditures across price, struggled.

How was the Portfolio positioned at period end?

From a sector positioning perspective, the Portfolio remained largely sector neutral at the end of the period. The Portfolio had slight overweight positions in the information technology and utilities sectors and slight underweight positions in the communication services and materials sectors at the end of the year. The SAE team seeks to maintain a style neutral approach, so the Portfolio did not have any outsized active exposures to any particular style or factor.

Global Atlantic BlackRock Disciplined Value Portfolio

Portfolio Review (Continued)

December 31, 2021 (Unaudited)

The Portfolio's performance figures for the periods ended December 31, 2021 as compared to its benchmark:

			Annualized	Operating Expense**
	Inception Date*	One Year	Since Inception	Gross Ratio	Net Ratio
Global Atlantic BlackRock Disciplined Value Portfolio
Class I	November 1, 2017	26.58%	11.72%	0.57%	0.56%
Class II	November 1, 2017	26.23%	11.49%	0.82%	0.81%
Russell 1000® Value Index^		25.16%	11.22%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I and Class II shares, as disclosed in the most recent prospectus dated May 1, 2021. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The Russell 1000® Value Index (Total Return) measures the performance of large- and mid-capitalization value sectors of the U.S. equity market. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Global Atlantic BlackRock Disciplined Value Portfolio

Portfolio Review (Continued)

December 31, 2021 (Unaudited)

Holdings by Asset Class	% of Net Assets
Common Stocks	98.5%
Short-Term Investments	1.5%
Other Assets Less Liabilities - Net	(0.0)%^
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2021.

Derivative exposure is included in "Other Assets Less Liabilities - Net".

^  Represents less than 0.05%.

Global Atlantic BlackRock Disciplined Value Portfolio

Portfolio of Investments

December 31, 2021

	Shares/ Principal	Fair Value
COMMON STOCKS - 98.5%
AEROSPACE & DEFENSE - 1.4%
Axon Enterprise, Inc.*	1,180	$185,260
General Dynamics Corp.	1,255	261,630
Lockheed Martin Corp.	7,442	2,644,961
Mercury Systems, Inc.*	1,899	104,559
Northrop Grumman Corp.	2,218	858,521
		4,054,931
AIR FREIGHT & LOGISTICS - 1.1%
C.H. Robinson Worldwide, Inc.	16,438	1,769,222
Expeditors International of Washington, Inc.	8,066	1,083,183
United Parcel Service, Inc., Class B	1,122	240,490
		3,092,895
AIRLINES - 0.3%
Alaska Air Group, Inc.*	16,626	866,215
AUTO COMPONENTS - 0.8%
BorgWarner, Inc.	47,227	2,128,521
AUTOMOBILES - 0.2%
Ford Motor Co.	3,041	63,161
Rivian Automotive, Inc., Class A*	3,868	401,073
		464,234
BANKS - 7.5%
Bank of America Corp.	69,436	3,089,208
Bank of Hawaii Corp.	5,538	463,863
Citigroup, Inc.	52,433	3,166,429
Commerce Bancshares, Inc.	776	53,342
First Republic Bank	13,548	2,797,797
Huntington Bancshares, Inc.	38,933	600,347
JPMorgan Chase & Co.	35,715	5,655,470
Pinnacle Financial Partners, Inc.	6,485	619,317
PNC Financial Services Group, Inc. (The)	4,846	971,720
Regions Financial Corp.	36,646	798,883
Signature Bank	598	193,435
Truist Financial Corp.	14,553	852,078
US Bancorp	2,162	121,440
Wells Fargo & Co.	30,751	1,475,433
Western Alliance Bancorp	2,438	262,451
		21,121,213
BEVERAGES - 1.2%
Coca-Cola Europacific Partners PLC	10,055	562,376
Keurig Dr Pepper, Inc.	34,765	1,281,438
Molson Coors Beverage Co., Class B	30,226	1,400,975
		3,244,789
BIOTECHNOLOGY - 1.2%
Amgen, Inc.	7,520	1,691,774
Biogen, Inc.*	2,725	653,782
Gilead Sciences, Inc.	8,273	600,703
Regeneron Pharmaceuticals, Inc.*	555	350,494
		3,296,753
	Shares/ Principal	Fair Value
BUILDING PRODUCTS - 1.3%
Allegion PLC	1,332	$176,410
Builders FirstSource, Inc.*	3,856	330,498
Lennox International, Inc.	986	319,819
Masco Corp.	9,409	660,700
Owens Corning	7,852	710,606
Trane Technologies PLC	7,607	1,536,842
		3,734,875
CAPITAL MARKETS - 3.6%
Bank of New York Mellon Corp. (The)	2,356	136,836
Charles Schwab Corp. (The)	4,295	361,209
CME Group, Inc.	3,939	899,904
FactSet Research Systems, Inc.	1,230	597,792
Goldman Sachs Group, Inc. (The)	3,146	1,203,502
Intercontinental Exchange, Inc.	5,001	683,987
KKR & Co., Inc.	942	70,179
Moody's Corp.	196	76,554
Morgan Stanley	19,191	1,883,789
S&P Global, Inc.	5,787	2,731,059
Stifel Financial Corp.	19,206	1,352,487
		9,997,298
CHEMICALS - 1.5%
Corteva, Inc.	23,407	1,106,683
Ecolab, Inc.	9,600	2,252,064
Mosaic Co. (The)	17,668	694,176
Sherwin-Williams Co. (The)	499	175,728
		4,228,651
COMMERCIAL SERVICES & SUPPLIES - 0.1%
Waste Connections, Inc.	3,109	423,663
COMMUNICATIONS EQUIPMENT - 1.1%
Cisco Systems, Inc.	16,198	1,026,468
Juniper Networks, Inc.	48,934	1,747,433
Motorola Solutions, Inc.	1,476	401,029
		3,174,930
CONSTRUCTION MATERIALS - 0.5%
Martin Marietta Materials, Inc.	349	153,741
Vulcan Materials Co.	5,663	1,175,526
		1,329,267
CONSUMER FINANCE - 1.7%
Ally Financial, Inc.	53,573	2,550,610
American Express Co.	7,053	1,153,871
Capital One Financial Corp.	7,708	1,118,354
		4,822,835
CONTAINERS & PACKAGING - 0.6%
Amcor PLC	58,302	700,207
Avery Dennison Corp.	939	203,359
Westrock Co.	20,256	898,556
		1,802,122

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
DIVERSIFIED CONSUMER SERVICES - 0.6%
H&R Block, Inc.	32,553	$766,949
Service Corp. International	11,298	802,045
		1,568,994
DIVERSIFIED FINANCIAL SERVICES - 2.7%
Apollo Global Management, Inc.	6,093	441,316
Berkshire Hathaway, Inc., Class B*	15,655	4,680,845
Voya Financial, Inc.	37,691	2,499,290
		7,621,451
DIVERSIFIED TELECOMMUNICATION - 1.1%
AT&T, Inc.	76,539	1,882,859
Verizon Communications, Inc.	21,954	1,140,730
		3,023,589
ELECTRIC UTILITIES - 2.3%
Entergy Corp.	5,804	653,821
NextEra Energy, Inc.	21,159	1,975,404
OGE Energy Corp.	67,138	2,576,756
Pinnacle West Capital Corp.	7,729	545,590
Portland General Electric Co.	2,505	132,565
Southern Co. (The)	6,661	456,811
		6,340,947
ELECTRICAL EQUIPMENT - 0.5%
AMETEK, Inc.	10,047	1,477,311
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.3%
Avnet, Inc.	2,120	87,408
Flex Ltd.*	19,932	365,353
Keysight Technologies, Inc.*	1,829	377,707
		830,468
ENERGY EQUIPMENT & SERVICES - 1.1%
Baker Hughes Co.	2,291	55,122
Halliburton Co.	16,435	375,868
Schlumberger NV	90,303	2,704,575
		3,135,565
ENTERTAINMENT - 1.2%
Roku, Inc.*	1,323	301,909
Spotify Technology SA*	347	81,208
Walt Disney Co. (The)*	18,692	2,895,204
Zynga, Inc., Class A*	18,751	120,006
		3,398,327
EQUITY REAL ESTATE INVESTMENT - 4.0%
American Homes 4 Rent, Class A	29,558	1,289,024
Brixmor Property Group, Inc.	30,477	774,421
CubeSmart	33,065	1,881,729
Equity Residential	6,297	569,879
Extra Space Storage, Inc.	3,015	683,591
Kimco Realty Corp.	4	99
	Shares/ Principal	Fair Value
EQUITY REAL ESTATE INVESTMENT - 4.0% (Continued)
Life Storage, Inc.	12,557	$1,923,481
Prologis, Inc.	24,378	4,104,280
Sun Communities, Inc.	187	39,264
		11,265,768
FOOD & STAPLES RETAILING - 1.7%
Costco Wholesale Corp.	3,277	1,860,353
Walmart, Inc.	19,276	2,789,044
		4,649,397
FOOD PRODUCTS - 0.7%
Conagra Brands, Inc.	7,251	247,622
Kellogg Co.	11,229	723,372
McCormick & Co., Inc.	11,609	1,121,545
		2,092,539
GAS UTILITIES - 0.4%
Atmos Energy Corp.	4,300	450,511
UGI Corp.	13,456	617,765
		1,068,276
HEALTH CARE EQUIPMENT & SUPPLIES - 2.0%
Abbott Laboratories	3,866	544,101
Boston Scientific Corp.*	2,483	105,478
Dexcom, Inc.*	350	187,932
Hologic, Inc.*	6,638	508,205
IDEXX Laboratories, Inc.*	3,741	2,463,299
Medtronic PLC	10,982	1,136,088
Stryker Corp.	1,984	530,561
		5,475,664
HEALTH CARE PROVIDERS & SERVICES - 4.8%
AmerisourceBergen Corp.	5,372	713,885
Anthem, Inc.	7,634	3,538,664
Cigna Corp.	7,021	1,612,232
CVS Health Corp.	17,553	1,810,768
McKesson Corp.	7,355	1,828,232
Molina Healthcare, Inc.*	425	135,184
UnitedHealth Group, Inc.	7,314	3,672,652
		13,311,617
HEALTH CARE TECHNOLOGY - 0.3%
Cerner Corp.	3,856	358,107
Teladoc Health, Inc.*	6,964	639,434
		997,541
HOTELS, RESTAURANTS & LEISURE - 1.1%
Booking Holdings, Inc.*	289	693,377
Hyatt Hotels Corp., Class A*	841	80,652
McDonald's Corp.	5,485	1,470,364
Sweetgreen, Inc., Class A*	1,799	57,568
Travel + Leisure Co.	15,410	851,711
		3,153,672

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
HOUSEHOLD DURABLES - 0.8%
DR Horton, Inc.	4,439	$481,410
PulteGroup, Inc.	1,899	108,547
Whirlpool Corp.	7,008	1,644,497
		2,234,454
HOUSEHOLD PRODUCTS - 2.7%
Colgate-Palmolive Co.	34,660	2,957,884
Procter & Gamble Co. (The)	28,987	4,741,694
		7,699,578
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.1%
Brookfield Renewable Corp., Class A	1,999	73,623
Sunnova Energy International, Inc.*	4,133	115,394
		189,017
INDUSTRIAL CONGLOMERATES - 1.4%
General Electric Co.	8,604	812,820
Honeywell International, Inc.	11,097	2,313,836
Roper Technologies, Inc.	1,784	877,478
		4,004,134
INSURANCE - 4.8%
Allstate Corp. (The)	5,784	680,488
American International Group, Inc.	11,175	635,410
Athene Holding Ltd., Class A*	1,505	125,412
Brighthouse Financial, Inc.*	1,090	56,462
Hanover Insurance Group, Inc. (The)	2,902	380,336
Hartford Financial Services Group, Inc. (The)	980	67,659
Lincoln National Corp.	3,899	266,146
Marsh & McLennan Cos., Inc.	20,020	3,479,876
MetLife, Inc.	49,620	3,100,754
Reinsurance Group of America, Inc.	7,216	790,080
Travelers Cos., Inc. (The)	18,364	2,872,680
Willis Towers Watson PLC	4,224	1,003,158
		13,458,461
INTERACTIVE MEDIA & SERVICES - 2.0%
Alphabet, Inc., Class A*	1,359	3,937,077
Alphabet, Inc., Class C*	516	1,493,092
Twitter, Inc.*	4,603	198,942
		5,629,111
INTERNET & DIRECT MARKETING RETAIL - 0.1%
Amazon.com, Inc.*	48	160,048
Qurate Retail, Inc., Series A	5,100	38,760
		198,808
IT SERVICES - 2.5%
Automatic Data Processing, Inc.	5,528	1,363,094
Fidelity National Information Services, Inc.	21,237	2,318,019
Global Payments, Inc.	4,338	586,411
Okta, Inc.*	1,342	300,836
Visa, Inc., Class A	11,355	2,460,742
		7,029,102
	Shares/ Principal	Fair Value
LIFE SCIENCES TOOLS & SERVICES - 2.7%
Agilent Technologies, Inc.	11,056	$1,765,090
Bruker Corp.	638	53,535
Danaher Corp.	12,173	4,005,039
Thermo Fisher Scientific, Inc.	2,544	1,697,458
		7,521,122
MACHINERY - 3.0%
Caterpillar, Inc.	4,550	940,667
Fortive Corp.	15,534	1,185,089
Illinois Tool Works, Inc.	10,633	2,624,225
Otis Worldwide Corp.	31,600	2,751,412
Snap-on, Inc.	814	175,319
Stanley Black & Decker, Inc.	3,944	743,917
		8,420,629
MEDIA - 1.7%
Altice USA, Inc., Class A*	9,620	155,652
Comcast Corp., Class A	53,148	2,674,939
Discovery, Inc., Class C*	4,394	100,623
Fox Corp., Class A	16,150	595,935
Fox Corp., Class B	1,828	62,645
Liberty Media Corp.-Liberty SiriusXM, Class A*	1,007	51,206
Nexstar Media Group, Inc., Class A	332	50,125
Sirius XM Holdings, Inc.	125,060	794,131
TEGNA, Inc.	7,793	144,638
ViacomCBS, Inc., Class B	3,229	97,451
		4,727,345
METALS & MINING - 0.4%
Reliance Steel & Aluminum Co.	7,159	1,161,333
MULTILINE RETAIL - 1.3%
Kohl's Corp.	5,904	291,598
Nordstrom, Inc.*	19,524	441,633
Target Corp.	12,159	2,814,079
		3,547,310
MULTI-UTILITIES - 3.0%
Ameren Corp.	10,017	891,613
CMS Energy Corp.	15,259	992,598
Consolidated Edison, Inc.	32,960	2,812,147
DTE Energy Co.	17,855	2,134,387
NiSource, Inc.	57,977	1,600,745
		8,431,490
OIL, GAS & CONSUMABLE FUELS - 4.0%
Antero Resources Corp.*	1,398	24,465
Chesapeake Energy Corp.	2,148	138,589
Chevron Corp.	19,666	2,307,805
Continental Resources, Inc.	8,759	392,053
Devon Energy Corp.	18,008	793,252
EOG Resources, Inc.	33,996	3,019,865
EQT Corp.*	3,702	80,741

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
OIL, GAS & CONSUMABLE FUELS - 4.0% (Continued)
Exxon Mobil Corp.	26,070	$1,595,223
Kinder Morgan, Inc.	59,234	939,451
Phillips 66	15,412	1,116,753
Pioneer Natural Resources Co.	1,485	270,092
Targa Resources Corp.	1,756	91,733
Valero Energy Corp.	2,745	206,177
Williams Cos., Inc. (The)	8,765	228,241
		11,204,440
PERSONAL PRODUCTS - 0.6%
Estee Lauder Cos, Inc. (The), Class A	4,459	1,650,722
PHARMACEUTICALS - 7.0%
Bristol-Myers Squibb Co.	34,675	2,161,986
Eli Lilly and Co.	2,523	696,903
Johnson & Johnson	48,640	8,320,845
Merck & Co., Inc.	31,304	2,399,139
Pfizer, Inc.	59,850	3,534,142
Zoetis, Inc.	10,362	2,528,639
		19,641,654
PROFESSIONAL SERVICES - 1.1%
Equifax, Inc.	7,503	2,196,803
IHS Markit Ltd.	4,870	647,321
Robert Half International, Inc.	964	107,505
TransUnion	320	37,946
		2,989,575
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.5%
CBRE Group, Inc., Class A*	12,326	1,337,494
ROAD & RAIL - 1.3%
Landstar System, Inc.	9,052	1,620,489
Ryder System, Inc.	17,479	1,440,794
Schneider National, Inc., Class B	18,811	506,204
		3,567,487
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.4%
Advanced Micro Devices, Inc.*	1,919	276,144
Analog Devices, Inc.	3,222	566,331
Applied Materials, Inc.	691	108,736
Cirrus Logic, Inc.*	10,268	944,861
Intel Corp.	78,967	4,066,800
KLA Corp.	216	92,904
Lam Research Corp.	154	110,749
Silicon Laboratories, Inc.*	999	206,214
Texas Instruments, Inc.	1,697	319,834
		6,692,573
	Shares/ Principal	Fair Value
SOFTWARE - 2.4%
Adobe, Inc.*	669	$379,363
Braze, Inc., Class A*	67	5,170
Cadence Design Systems, Inc.*	451	84,044
Expensify, Inc., Class A*	3,558	156,552
Gitlab, Inc., Class A*	1,066	92,742
HashiCorp, Inc., Class A*	2,953	268,841
Intuit, Inc.	2,237	1,438,883
salesforce.com, Inc.*	7,242	1,840,409
ServiceNow, Inc.*	1,889	1,226,169
VMware, Inc., Class A	479	55,507
Workday, Inc., Class A*	3,878	1,059,392
		6,607,072
SPECIALTY RETAIL - 0.5%
Advance Auto Parts, Inc.	943	226,207
American Eagle Outfitters, Inc.	9,747	246,794
Dick's Sporting Goods, Inc.	214	24,608
Foot Locker, Inc.	1,140	49,738
Lithia Motors, Inc.	561	166,589
Penske Automotive Group, Inc.	4,271	457,937
Tractor Supply Co.	692	165,111
		1,336,984
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 2.3%
Dell Technologies, Inc., Class C*	45,323	2,545,793
Hewlett Packard Enterprise Co.	142,864	2,252,965
NetApp, Inc.	9,665	889,083
Pure Storage, Inc., Class A*	2,243	73,010
Western Digital Corp.*	11,380	742,090
		6,502,941
TEXTILES, APPAREL & LUXURY GOODS - 0.2%
Levi Strauss & Co., Class A	3,792	94,914
Ralph Lauren Corp.	4,043	480,551
Under Armour, Inc., Class C*	2,584	46,615
		622,080
THRIFTS & MORTGAGE FINANCE - 0.2%
New York Community Bancorp, Inc.	34,822	425,177
Radian Group, Inc.	11,030	233,064
		658,241
TRADING COMPANIES & DISTRIBUTORS - 0.3%
SiteOne Landscape Supply, Inc.*	3,194	773,842
WIRELESS TELECOMMUNICATION SERVICES - 0.3%
United States Cellular Corp.*	23,286	733,975
TOTAL COMMON STOCKS (Cost - $232,416,540)		275,765,292

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
SHORT-TERM INVESTMENTS - 1.5%
MONEY MARKET FUNDS - 1.5%
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 0.01% (a) (Cost - $4,077,510)	4,077,510	$4,077,510
TOTAL INVESTMENTS - 100.0% (Cost - $236,494,050)		$279,842,802
OTHER ASSETS LESS LIABILITIES - NET (0.0)%†		(63,416)
TOTAL NET ASSETS - 100.0%		$279,779,386

*  Non-income producing security.

†  Represents less than 0.05%.

(a)  The rate shown is the annualized seven-day yield at period end.

PLC - Public Limited Company

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Number of Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Future	Goldman Sachs & Co.	18	3/18/2022	$4,282,650	$46,353

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Portfolio Review

December 31, 2021 (Unaudited)

Investment Objective

The Portfolio seeks to provide total return.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC ("BlackRock").

How did the Portfolio perform during the period?

During 2021, the Class I shares of Global Atlantic BlackRock High Yield Portfolio underperformed its reference benchmark, the ICE BofAML BB-B U.S. High Yield Constrained Index. The Portfolio posted a return of 4.00% compared to a benchmark return of 4.60%, a difference of -60 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

While the year began with High Yield bond prices rising modestly on optimism for additional fiscal stimulus from the Democratic party sweep in Congress, this was quickly offset by an increase in equity volatility. February saw a continuation of these modest gains after a strong first half of the month was capped off with a widening of credit spreads spurred on by an increase in volatility in the treasury market, and ultimately, a rise in rates. High Yield bond prices increased sharply in the second quarter, as first quarter rate volatility eased and commodity prices climbed. While the hawkish surprise from the U.S. Federal Reserve (the "Fed") in the middle of June served as an obstacle, the subsequent rate volatility was short-lived and high yield credit remained resilient throughout.

The third quarter saw High Yield bond prices increase with higher quality credit outperforming. What was expected to be a relatively quiet period saw spreads decompress between BBs and CCCs, with CCCs lagging BBs, thus breaking the year-to-date-trend of low-quality outperformance. A meaningful drop in commodity prices, particularly oil, and a rise in Delta variant COVID-19 concerns, caused brief selloffs, however these quickly subsided. The fourth quarter was highlighted by increased rate volatility, as represented by the ICE BofA U.S. Bond Market Option Volatility Estimate ("MOVE") Index1, which broke above 80, a level not seen since March 2020. With this higher rate volatility, together with concerns around inflation, a potentially faster rate hiking cycle, and ultimately, the Omicron variant, spreads widened meaningfully in November, only to retrace their steps in early December.

High Yield new issuance rose 9% to $470 billion in 2021, while the default rate of 0.29% (down from 6.76% in 2020) is the lowest since 2007.

The primary contributor to Portfolio performance during the period was an overweight to basic industry, particularly the chemicals sub-sector. Within financial services, overweight positions within lease financing was beneficial, as were overweight positions to the energy and exploration sub-sector. The primary detractor during the period was an overweight to telecommunications, particularly within the satellite sub-sector. Underweights within leisure, particularly the recreation & travel and gaming sub-sectors, as well as security selection within consumer goods, specifically in the wholesale food sub-sector, detracted from performance.

How was the Portfolio positioned at period end?

At period end, the Portfolio was overweight basic industry, energy, and financial services. The largest sector underweights were leisure, healthcare, and media at the end of the period. The Portfolio moved from underweight to overweight the energy sector during the period, primarily driven by increasing the overweight in exploration & production. Within healthcare, the Portfolio increased its underweight during the period, mainly driven by increasing the underweight in the managed care subsector. Over the period, the Portfolio also increased its underweight to leisure, particularly in recreation & travel.

1  The MOVE Index is a yield curve weighted index that measures U.S. bond market yield volatility by tracking a basket of over the counter options on U.S. Treasury notes and bonds.

Global Atlantic BlackRock High Yield Portfolio

Portfolio Review (Continued)

December 31, 2021 (Unaudited)

The Portfolio's performance figures for the periods ended December 31, 2021 as compared to its benchmark:

			Annualized	Operating Expense**
	Inception Date*	One Year	Since Inception	Gross Ratio	Net Ratio
Global Atlantic BlackRock High Yield Portfolio
Class I	November 1, 2017	4.00%	4.51%	0.62%	0.61%
Class II	November 1, 2017	3.74%	4.25%	0.87%	0.86%
ICE BofAML BB-B U.S. High Yield Constrained Index^		4.60%	5.54%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I and Class II shares, as disclosed in the most recent prospectus dated May 1, 2021. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The ICE BofAML BB-B U.S. High Yield Constrained Index contains all securities in the ICE BofAML U.S. High Yield Index rated BB1 through B3, based on an average of Moody's, S&P, and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Global Atlantic BlackRock High Yield Portfolio

Portfolio Review (Continued)

December 31, 2021 (Unaudited)

Holdings by Asset Class	% of Net Assets
Corporate Bonds and Notes	96.7%
Short-Term Investments	2.1%
Other Assets Less Liabilities - Net	1.2%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2021.

Derivative exposure is included in "Other Assets Less Liabilities - Net".

Global Atlantic BlackRock High Yield Portfolio

Portfolio of Investments

December 31, 2021

	Shares/ Principal	Fair Value
CORPORATE BONDS AND NOTES - 96.7%
ADVERTISING - 0.2%
Midas OpCo Holdings LLC, 5.63%, 8/15/29 (a)	$85,000	$87,019
Outfront Media Capital LLC / Outfront Media Capital Corp., 5.00%, 8/15/27 (a)	45,000	46,047
		133,066
AEROSPACE & DEFENSE - 1.7%
BWX Technologies, Inc., 4.13%, 6/30/28 (a)	115,000	116,725
Howmet Aerospace, Inc., 5.90%, 2/1/27	150,000	171,375
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25 (a)	40,000	41,100
Spirit AeroSystems, Inc., 5.50%, 1/15/25 (a)	25,000	25,906
SSL Robotics LLC, 9.75%, 12/31/23 (a)	58,000	62,495
TransDigm, Inc.
6.25%, 3/15/26 (a)	300,000	311,813
6.38%, 6/15/26	50,000	51,366
7.50%, 3/15/27	250,000	261,250
Triumph Group, Inc., 8.88%, 6/1/24 (a)	82,000	89,380
		1,131,410
AGRICULTURE - 0.9%
Turning Point Brands, Inc., 5.63%, 2/15/26 (a)	110,000	110,275
Vector Group Ltd., 5.75%, 2/1/29 (a)	520,000	505,991
		616,266
AIRLINES - 1.3%
American Airlines, Inc., 11.75%, 7/15/25 (a)	125,000	154,219
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
5.50%, 4/20/26 (a)	55,000	57,193
5.75%, 4/20/29 (a)	275,000	293,587
Delta Air Lines, Inc., 7.38%, 1/15/26	150,000	176,574
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd., 8.00%, 9/20/25 (a)	60,000	66,118
United Airlines Holdings, Inc., 4.88%, 1/15/25	25,000	25,719
United Airlines, Inc.
4.38%, 4/15/26 (a)	40,000	41,710
4.63%, 4/15/29 (a)	45,000	46,406
		861,526
APPAREL - 0.6%
Crocs, Inc., 4.13%, 8/15/31 (a)	340,000	332,350
Kontoor Brands, Inc., 4.13%, 11/15/29 (a)	55,000	55,000
		387,350
AUTO MANUFACTURERS - 3.0%
Ford Motor Co.
4.35%, 12/8/26	200,000	218,150
9.63%, 4/22/30	140,000	204,925
4.75%, 1/15/43	150,000	165,562
5.29%, 12/8/46	100,000	117,525
Ford Motor Credit Co. LLC
3.09%, 1/9/23	200,000	203,381
4.06%, 11/1/24	200,000	210,434
5.11%, 5/3/29	200,000	227,250
	Shares/ Principal	Fair Value
AUTO MANUFACTURERS - 3.0% (Continued)
Jaguar Land Rover Automotive PLC
5.63%, 2/1/23 (a)	$150,000	$150,277
5.50%, 7/15/29 (a)	250,000	250,269
JB Poindexter & Co., Inc., 7.13%, 4/15/26 (a)	80,000	83,706
Wabash National Corp., 4.50%, 10/15/28 (a)	90,000	90,900
		1,922,379
AUTO PARTS & EQUIPMENT - 1.1%
Adient US LLC, 9.00%, 4/15/25 (a)	15,000	15,937
Clarios Global LP / Clarios US Finance Co., 6.25%, 5/15/26 (a)	41,000	42,896
Cooper-Standard Automotive, Inc., 13.00%, 6/1/24 (a)	190,000	205,200
Goodyear Tire & Rubber Co. (The), 5.00%, 7/15/29 (a)	75,000	80,565
IHO Verwaltungs GmbH, 4.75% Cash, 9/15/26 (a),(b)	200,000	204,000
Meritor, Inc., 6.25%, 6/1/25 (a)	40,000	41,700
Tenneco, Inc.
7.88%, 1/15/29 (a)	45,000	48,600
5.13%, 4/15/29 (a)	77,000	75,268
		714,166
BANKS - 0.7%
Deutsche Bank AG, 4.30%, (USD 5 Year Swap + 2.25%), 5/24/28 (c)	100,000	102,757
Freedom Mortgage Corp.
8.25%, 4/15/25 (a)	75,000	76,781
7.63%, 5/1/26 (a)	45,000	45,957
6.63%, 1/15/27 (a)	35,000	34,212
UniCredit SpA, 5.46%, (US 5 Year CMT T-Note + 4.75%), 6/30/35 (a),(c)	200,000	218,110
		477,817
BUILDING MATERIALS - 1.8%
Boise Cascade Co., 4.88%, 7/1/30 (a)	50,000	52,750
Builders FirstSource, Inc.
6.75%, 6/1/27 (a)	114,000	120,270
5.00%, 3/1/30 (a)	125,000	134,062
4.25%, 2/1/32 (a)	150,000	156,000
Forterra Finance LLC / FRTA Finance Corp., 6.50%, 7/15/25 (a)	100,000	106,130
Griffon Corp., 5.75%, 3/1/28	25,000	25,954
James Hardie International Finance DAC, 5.00%, 1/15/28 (a)	200,000	208,000
Louisiana-Pacific Corp., 3.63%, 3/15/29 (a)	125,000	127,491
Masonite International Corp., 5.38%, 2/1/28 (a)	100,000	104,875
New Enterprise Stone & Lime Co., Inc., 5.25%, 7/15/28 (a)	25,000	25,350
SRM Escrow Issuer LLC, 6.00%, 11/1/28 (a)	85,000	90,838
Summit Materials LLC / Summit Materials Finance Corp., 6.50%, 3/15/27 (a)	30,000	31,125
		1,182,845

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
CHEMICALS - 3.4%
Ashland LLC, 3.38%, 9/1/31 (a)	$15,000	$14,887
Chemours Co. (The)
5.38%, 5/15/27	125,000	133,750
5.75%, 11/15/28 (a)	93,000	97,185
4.63%, 11/15/29 (a)	50,000	49,612
CVR Partners LP / CVR Nitrogen Finance Corp.
9.25%, 6/15/23 (a)	5,000	5,010
6.13%, 6/15/28 (a)	355,000	374,525
Element Solutions, Inc., 3.88%, 9/1/28 (a)	40,000	40,200
HB Fuller Co., 4.25%, 10/15/28	70,000	72,100
Ingevity Corp., 3.88%, 11/1/28 (a)	50,000	48,687
Kraton Polymers LLC / Kraton Polymers Capital Corp., 4.25%, 12/15/25 (a)	50,000	51,756
Methanex Corp.
5.13%, 10/15/27	35,000	36,750
5.65%, 12/1/44	15,000	15,008
Minerals Technologies, Inc., 5.00%, 7/1/28 (a)	25,000	25,914
NOVA Chemicals Corp., 4.88%, 6/1/24 (a)	350,000	361,375
Nufarm Australia Ltd. / Nufarm Americas, Inc., 5.75%, 4/30/26 (a)	90,000	92,045
Rain CII Carbon LLC / CII Carbon Corp., 7.25%, 4/1/25 (a)	30,000	30,670
Rayonier AM Products, Inc., 7.63%, 1/15/26 (a)	142,000	150,520
SCIH Salt Holdings, Inc., 4.88%, 5/1/28 (a)	50,000	48,000
SPCM SA, 3.13%, 3/15/27 (a)	25,000	24,705
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 5.38%, 9/1/25 (a)	62,000	63,132
Tronox, Inc.
6.50%, 5/1/25 (a)	25,000	26,422
4.63%, 3/15/29 (a)	70,000	69,913
Unifrax Escrow Issuer Corp., 5.25%, 9/30/28 (a)	105,000	106,129
Valvoline, Inc.
4.25%, 2/15/30 (a)	75,000	76,516
3.63%, 6/15/31 (a)	75,000	72,623
WR Grace Holdings LLC, 4.88%, 6/15/27 (a)	150,000	154,070
		2,241,504
COAL - 0.1%
Natural Resource Partners LP / NRP Finance Corp., 9.13%, 6/30/25 (a)	25,000	25,375
SunCoke Energy, Inc., 4.88%, 6/30/29 (a)	20,000	19,900
Warrior Met Coal, Inc., 7.88%, 12/1/28 (a)	45,000	46,125
		91,400
COMMERCIAL SERVICES - 3.6%
Adtalem Global Education, Inc., 5.50%, 3/1/28 (a)	20,000	19,550
Albion Financing 1 SARL / Aggreko Holdings, Inc., 6.13%, 10/15/26 (a)	35,000	35,350
Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.63%, 7/15/26 (a)	30,000	31,449
	Shares/ Principal	Fair Value
COMMERCIAL SERVICES - 3.6% (Continued)
Alta Equipment Group, Inc., 5.63%, 4/15/26 (a)	$128,000	$131,649
AMN Healthcare, Inc., 4.63%, 10/1/27 (a)	15,000	15,547
APi Escrow Corp., 4.75%, 10/15/29 (a)	35,000	35,700
ASGN, Inc., 4.63%, 5/15/28 (a)	142,000	147,013
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.38%, 3/1/29 (a)	120,000	126,578
Carriage Services, Inc., 4.25%, 5/15/29 (a)	25,000	24,875
CPI CG, Inc., 8.63%, 3/15/26 (a)	240,000	253,817
Deluxe Corp., 8.00%, 6/1/29 (a)	373,000	389,785
Gartner, Inc.
4.50%, 7/1/28 (a)	175,000	182,767
3.63%, 6/15/29 (a)	50,000	50,553
3.75%, 10/1/30 (a)	80,000	81,792
Graham Holdings Co., 5.75%, 6/1/26 (a)	125,000	129,844
Korn Ferry, 4.63%, 12/15/27 (a)	200,000	206,000
Legends Hospitality Holding Co. LLC / Legends Hospitality Co.-Issuer, Inc., 5.00%, 2/1/26 (a)	15,000	15,075
NESCO Holdings II, Inc., 5.50%, 4/15/29 (a)	40,000	41,300
Prime Security Services Borrower LLC / Prime Finance, Inc., 5.75%, 4/15/26 (a)	125,000	134,209
Ritchie Bros Auctioneers, Inc., 5.38%, 1/15/25 (a)	50,000	50,506
RR Donnelley & Sons Co., 6.13%, 11/1/26 (a)	35,000	38,325
Service Corp. International
5.13%, 6/1/29	20,000	21,450
3.38%, 8/15/30	25,000	24,566
United Rentals North America, Inc.
5.25%, 1/15/30	70,000	75,775
3.88%, 2/15/31	15,000	15,225
3.75%, 1/15/32	45,000	45,315
WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26 (a)	10,000	10,510
		2,334,525
COMPUTERS - 0.7%
Booz Allen Hamilton, Inc.
3.88%, 9/1/28 (a)	30,000	30,525
4.00%, 7/1/29 (a)	20,000	20,650
Crowdstrike Holdings, Inc., 3.00%, 2/15/29	70,000	69,125
KBR, Inc., 4.75%, 9/30/28 (a)	75,000	76,500
Presidio Holdings, Inc., 4.88%, 2/1/27 (a)	35,000	36,050
Unisys Corp., 6.88%, 11/1/27 (a)	198,000	214,335
		447,185
COSMETICS & PERSONAL CARE - 0.3%
Coty, Inc., 5.00%, 4/15/26 (a)	177,000	182,315
DISTRIBUTION & WHOLESALE - 0.3%
American Builders & Contractors Supply Co., Inc.
4.00%, 1/15/28 (a)	15,000	15,348
3.88%, 11/15/29 (a)	25,000	24,938

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
DISTRIBUTION & WHOLESALE - 0.3% (Continued)
G-III Apparel Group Ltd., 7.88%, 8/15/25 (a)	$100,000	$106,399
Ritchie Bros Holdings, Inc., 4.75%, 12/15/31 (a)	50,000	52,188
		198,873
DIVERSIFIED FINANCIAL SERVICES - 4.9%
AG Issuer LLC, 6.25%, 3/1/28 (a)	35,000	36,312
Brightsphere Investment Group, Inc., 4.80%, 7/27/26	17,000	17,758
Cobra AcquisitionCo. LLC, 6.38%, 11/1/29 (a)	15,000	14,812
Coinbase Global, Inc.
3.38%, 10/1/28 (a)	30,000	28,012
3.63%, 10/1/31 (a)	55,000	50,600
Credit Acceptance Corp., 6.63%, 3/15/26	45,000	46,838
Curo Group Holdings Corp., 7.50%, 8/1/28 (a)	185,000	186,054
Enova International, Inc., 8.50%, 9/15/25 (a)	395,000	407,348
Global Aircraft Leasing Co. Ltd., 6.50% Cash or 7.25% PIK, 9/15/24 (a),(b)	75,000	72,375
goeasy Ltd., 5.38%, 12/1/24 (a)	110,000	113,025
Jefferson Capital Holdings LLC, 6.00%, 8/15/26 (a)	24,000	24,300
LPL Holdings, Inc.
4.63%, 11/15/27 (a)	104,000	107,640
4.00%, 3/15/29 (a)	30,000	30,712
4.38%, 5/15/31 (a)	125,000	127,813
Nationstar Mortgage Holdings, Inc.
6.00%, 1/15/27 (a)	65,000	67,711
5.50%, 8/15/28 (a)	140,000	142,800
5.75%, 11/15/31 (a)	250,000	248,750
Navient Corp.
6.75%, 6/15/26	100,000	110,535
5.00%, 3/15/27	35,000	35,673
4.88%, 3/15/28	25,000	24,937
5.50%, 3/15/29	50,000	49,875
5.63%, 8/1/33	25,000	23,813
NFP Corp., 4.88%, 8/15/28 (a)	20,000	20,200
OneMain Finance Corp.
5.63%, 3/15/23	100,000	104,455
6.13%, 3/15/24	120,000	127,228
7.13%, 3/15/26	100,000	114,000
6.63%, 1/15/28	95,000	106,400
PennyMac Financial Services, Inc., 5.75%, 9/15/31 (a)	25,000	25,250
PHH Mortgage Corp., 7.88%, 3/15/26 (a)	128,000	132,340
PRA Group, Inc., 5.00%, 10/1/29 (a)	65,000	65,163
Provident Funding Associates LP / PFG Finance Corp., 6.38%, 6/15/25 (a)	150,000	152,625
SLM Corp., 4.20%, 10/29/25	25,000	26,125
United Wholesale Mortgage LLC, 5.75%, 6/15/27 (a)	135,000	135,338
World Acceptance Corp., 7.00%, 11/1/26 (a)	234,000	234,585
		3,211,402
	Shares/ Principal	Fair Value
ELECTRIC - 1.4%
Calpine Corp.
5.25%, 6/1/26 (a)	$59,000	$60,534
4.50%, 2/15/28 (a)	100,000	103,500
5.13%, 3/15/28 (a)	70,000	71,061
4.63%, 2/1/29 (a)	25,000	24,656
3.75%, 3/1/31 (a)	25,000	24,250
Clearway Energy Operating LLC, 3.75%, 1/15/32 (a)	130,000	129,025
Drax Finco PLC, 6.63%, 11/1/25 (a)	200,000	206,500
FirstEnergy Corp., 5.35%, 7/15/47	55,000	65,469
Leeward Renewable Energy Operations LLC, 4.25%, 7/1/29 (a)	30,000	30,300
NextEra Energy Operating Partners LP, 4.25%, 7/15/24 (a)	50,000	51,937
Pattern Energy Operations LP / Pattern Energy Operations, Inc., 4.50%, 8/15/28 (a)	40,000	41,500
PG&E Corp., 5.25%, 7/1/30	55,000	57,678
Talen Energy Supply LLC, 6.63%, 1/15/28 (a)	25,000	21,938
Vistra Operations Co. LLC, 5.00%, 7/31/27 (a)	40,000	41,513
		929,861
ELECTRICAL COMPONENTS & EQUIPMENT - 0.2%
WESCO Distribution, Inc.
7.13%, 6/15/25 (a)	90,000	95,400
7.25%, 6/15/28 (a)	45,000	49,331
		144,731
ELECTRONICS - 0.8%
Atkore, Inc., 4.25%, 6/1/31 (a)	374,000	383,350
II-VI, Inc., 5.00%, 12/15/29 (a)	80,000	81,667
Imola Merger Corp., 4.75%, 5/15/29 (a)	50,000	51,231
		516,248
ENERGY-ALTERNATE SOURCES - 0.2%
TerraForm Power Operating LLC, 5.00%, 1/31/28 (a)	100,000	105,920
ENGINEERING & CONSTRUCTION - 1.3%
AECOM, 5.13%, 3/15/27	190,000	206,976
Artera Services LLC, 9.03%, 12/4/25 (a)	60,000	63,476
Brundage-Bone Concrete Pumping Holdings, Inc., 6.00%, 2/1/26 (a)	150,000	156,000
MasTec, Inc., 4.50%, 8/15/28 (a)	90,000	93,487
TopBuild Corp.
3.63%, 3/15/29 (a)	50,000	50,375
4.13%, 2/15/32 (a)	55,000	56,444
Tutor Perini Corp., 6.88%, 5/1/25 (a)	190,000	191,478
Weekley Homes LLC / Weekley Finance Corp., 4.88%, 9/15/28 (a)	15,000	15,450
		833,686
ENTERTAINMENT - 0.9%
Affinity Gaming, 6.88%, 12/15/27 (a)	15,000	15,600
Boyne USA, Inc., 4.75%, 5/15/29 (a)	62,000	63,860

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
ENTERTAINMENT - 0.9% (Continued)
Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op, 5.50%, 5/1/25 (a)	$80,000	$82,800
Everi Holdings, Inc., 5.00%, 7/15/29 (a)	20,000	20,200
International Game Technology PLC, 6.50%, 2/15/25 (a)	100,000	108,500
Jacobs Entertainment, Inc., 7.88%, 2/1/24 (a)	5,000	5,100
Live Nation Entertainment, Inc., 4.88%, 11/1/24 (a)	200,000	202,000
Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp., 4.88%, 5/1/29 (a)	40,000	40,200
Raptor Acquisition Corp. / Raptor Co-Issuer LLC, 4.88%, 11/1/26 (a)	20,000	20,200
Six Flags Theme Parks, Inc., 7.00%, 7/1/25 (a)	15,000	16,019
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp., 7.75%, 4/15/25 (a)	30,000	31,463
		605,942
ENVIRONMENTAL CONTROL - 1.6%
Covanta Holding Corp.
4.88%, 12/1/29 (a)	270,000	274,050
5.00%, 9/1/30	418,000	426,360
GFL Environmental, Inc.
3.75%, 8/1/25 (a)	30,000	30,300
5.13%, 12/15/26 (a)	35,000	36,400
4.00%, 8/1/28 (a)	50,000	49,000
4.75%, 6/15/29 (a)	100,000	100,875
Madison IAQ LLC, 4.13%, 6/30/28 (a)	40,000	40,100
Stericycle, Inc., 3.88%, 1/15/29 (a)	35,000	34,475
Tervita Corp., 11.00%, 12/1/25 (a)	50,000	57,562
		1,049,122
FOOD - 2.7%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC
4.63%, 1/15/27 (a)	50,000	52,472
5.88%, 2/15/28 (a)	30,000	31,800
Del Monte Foods, Inc., 11.88%, 5/15/25 (a)	93,000	103,642
Ingles Markets, Inc., 4.00%, 6/15/31 (a)	38,000	38,285
Kraft Heinz Foods Co.
3.75%, 4/1/30	200,000	216,091
6.88%, 1/26/39	200,000	293,858
5.00%, 6/4/42	250,000	310,876
4.38%, 6/1/46	150,000	175,897
Lamb Weston Holdings, Inc., 4.38%, 1/31/32 (a)	75,000	77,345
Pilgrim's Pride Corp., 5.88%, 9/30/27 (a)	50,000	52,797
Post Holdings, Inc., 5.75%, 3/1/27 (a)	300,000	309,750
SEG Holding LLC / SEG Finance Corp., 5.63%, 10/15/28 (a)	20,000	20,950
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.63%, 3/1/29 (a)	75,000	73,875
		1,757,638
	Shares/ Principal	Fair Value
FOREST PRODUCTS & PAPER - 1.0%
Clearwater Paper Corp., 4.75%, 8/15/28 (a)	$15,000	$15,262
Domtar Corp., 6.75%, 10/1/28 (a)	365,000	375,111
Glatfelter Corp., 4.75%, 11/15/29 (a)	25,000	25,781
Resolute Forest Products, Inc., 4.88%, 3/1/26 (a)	160,000	162,400
Schweitzer-Mauduit International, Inc., 6.88%, 10/1/26 (a)	50,000	52,313
		630,867
GAS - 0.3%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.63%, 5/20/24	150,000	162,175
HEALTHCARE-PRODUCTS - 0.3%
Hologic, Inc., 3.25%, 2/15/29 (a)	75,000	75,000
Mozart Debt Merger Sub, Inc.
3.88%, 4/1/29 (a)	105,000	104,629
5.25%, 10/1/29 (a)	25,000	25,341
Varex Imaging Corp., 7.88%, 10/15/27 (a)	16,000	17,778
		222,748
HEALTHCARE-SERVICES - 5.3%
Acadia Healthcare Co., Inc.
5.50%, 7/1/28 (a)	100,000	105,107
5.00%, 4/15/29 (a)	25,000	25,687
Catalent Pharma Solutions, Inc.
5.00%, 7/15/27 (a)	40,000	41,560
3.13%, 2/15/29 (a)	45,000	44,388
Centene Corp., 4.25%, 12/15/27	30,000	31,275
Charles River Laboratories International, Inc.
4.25%, 5/1/28 (a)	25,000	26,000
4.00%, 3/15/31 (a)	37,000	37,911
CHS/Community Health Systems, Inc.
8.00%, 3/15/26 (a)	175,000	183,968
5.63%, 3/15/27 (a)	45,000	47,625
8.00%, 12/15/27 (a)	50,000	54,000
6.00%, 1/15/29 (a)	15,000	15,994
DaVita, Inc., 4.63%, 6/1/30 (a)	90,000	92,137
Encompass Health Corp., 4.50%, 2/1/28	45,000	46,294
HCA, Inc.
5.88%, 2/15/26	450,000	507,945
5.63%, 9/1/28	115,000	134,376
5.88%, 2/1/29	20,000	23,831
3.50%, 9/1/30	100,000	105,688
IQVIA, Inc.
5.00%, 10/15/26 (a)	200,000	205,250
5.00%, 5/15/27 (a)	200,000	207,060
Legacy LifePoint Health LLC, 4.38%, 2/15/27 (a)	35,000	35,263
MEDNAX, Inc., 6.25%, 1/15/27 (a)	25,000	26,156
ModivCare, Inc., 5.88%, 11/15/25 (a)	290,000	304,500
Molina Healthcare, Inc., 4.38%, 6/15/28 (a)	90,000	92,700
Prime Healthcare Services, Inc., 7.25%, 11/1/25 (a)	45,000	47,700

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
HEALTHCARE-SERVICES - 5.3% (Continued)
RP Escrow Issuer LLC, 5.25%, 12/15/25 (a)	$45,000	$45,394
Select Medical Corp., 6.25%, 8/15/26 (a)	215,000	227,655
Tenet Healthcare Corp.
6.75%, 6/15/23	90,000	96,187
4.63%, 7/15/24	40,000	40,500
7.50%, 4/1/25 (a)	30,000	31,574
5.13%, 11/1/27 (a)	255,000	265,519
6.13%, 10/1/28 (a)	210,000	221,804
US Acute Care Solutions LLC, 6.38%, 3/1/26 (a)	40,000	41,900
		3,412,948
HOME BUILDERS - 1.8%
Ashton Woods USA LLC / Ashton Woods Finance Co., 4.63%, 8/1/29 (a)	35,000	34,562
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp., 4.88%, 2/15/30 (a)	130,000	132,965
Century Communities, Inc.
6.75%, 6/1/27	25,000	26,375
3.88%, 8/15/29 (a)	25,000	25,188
Empire Communities Corp., 7.00%, 12/15/25 (a)	35,000	36,225
Forestar Group, Inc., 3.85%, 5/15/26 (a)	60,000	60,150
Installed Building Products, Inc., 5.75%, 2/1/28 (a)	45,000	46,800
LGI Homes, Inc., 4.00%, 7/15/29 (a)	372,000	370,605
Mattamy Group Corp.
5.25%, 12/15/27 (a)	60,000	63,105
4.63%, 3/1/30 (a)	15,000	15,277
Picasso Finance Sub, Inc., 6.13%, 6/15/25 (a)	42,000	43,890
Shea Homes LP / Shea Homes Funding Corp.
4.75%, 2/15/28 (a)	50,000	51,125
4.75%, 4/1/29 (a)	25,000	25,475
Taylor Morrison Communities, Inc., 5.75%, 1/15/28 (a)	25,000	27,938
Tri Pointe Homes, Inc.
5.25%, 6/1/27	75,000	80,531
5.70%, 6/15/28	15,000	16,500
Williams Scotsman International, Inc., 4.63%, 8/15/28 (a)	45,000	46,463
Winnebago Industries, Inc., 6.25%, 7/15/28 (a)	45,000	48,183
		1,151,357
HOUSEHOLD PRODUCTS & WARES - 0.3%
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc., 5.00%, 12/31/26 (a)	55,000	54,331
Spectrum Brands, Inc.
5.50%, 7/15/30 (a)	100,000	107,250
3.88%, 3/15/31 (a)	15,000	14,812
		176,393
HOUSEWARES - 0.3%
CD&R Smokey Buyer, Inc., 6.75%, 7/15/25 (a)	25,000	26,250
	Shares/ Principal	Fair Value
HOUSEWARES - 0.3% (Continued)
Newell Brands, Inc.
4.70%, 4/1/26	$100,000	$109,025
5.88%, 4/1/36	25,000	30,812
6.00%, 4/1/46	25,000	32,076
		198,163
INSURANCE - 0.3%
Alliant Holdings Intermediate LLC / Alliant Holdings Co.-Issuer, 4.25%, 10/15/27 (a)	45,000	45,000
AmWINS Group, Inc., 4.88%, 6/30/29 (a)	25,000	25,250
MGIC Investment Corp., 5.25%, 8/15/28	8,000	8,400
Radian Group, Inc.
6.63%, 3/15/25	50,000	55,250
4.88%, 3/15/27	40,000	42,922
		176,822
INTERNET - 1.1%
Arches Buyer, Inc., 4.25%, 6/1/28 (a)	55,000	54,950
Match Group Holdings II LLC
5.00%, 12/15/27 (a)	150,000	156,000
4.63%, 6/1/28 (a)	30,000	31,212
5.63%, 2/15/29 (a)	155,000	165,850
4.13%, 8/1/30 (a)	85,000	85,850
3.63%, 10/1/31 (a)	110,000	106,838
Millennium Escrow Corp., 6.63%, 8/1/26 (a)	40,000	40,100
NortonLifeLock, Inc., 5.00%, 4/15/25 (a)	55,000	55,419
		696,219
INVESTMENT COMPANIES - 1.7%
Compass Group Diversified Holdings LLC
5.25%, 4/15/29 (a)	75,000	78,562
5.00%, 1/15/32 (a)	95,000	97,375
Icahn Enterprises LP / Icahn Enterprises Finance Corp.
4.75%, 9/15/24	250,000	259,375
6.38%, 12/15/25	200,000	203,500
6.25%, 5/15/26	190,000	197,838
5.25%, 5/15/27	200,000	205,500
4.38%, 2/1/29	60,000	58,500
		1,100,650
IRON & STEEL - 0.4%
Big River Steel LLC / BRS Finance Corp., 6.63%, 1/31/29 (a)	48,000	51,900
Cleveland-Cliffs, Inc., 4.63%, 3/1/29 (a)	25,000	25,500
Commercial Metals Co., 5.38%, 7/15/27	100,000	104,000
Mineral Resources Ltd., 8.13%, 5/1/27 (a)	75,000	80,863
		262,263
LEISURE TIME - 0.7%
Carnival Corp., 9.88%, 8/1/27 (a)	60,000	68,563
Life Time, Inc., 5.75%, 1/15/26 (a)	10,000	10,350

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
LEISURE TIME - 0.7% (Continued)
Royal Caribbean Cruises Ltd.
10.88%, 6/1/23 (a)	$35,000	$38,237
9.13%, 6/15/23 (a)	10,000	10,575
11.50%, 6/1/25 (a)	148,000	165,760
Vista Outdoor, Inc., 4.50%, 3/15/29 (a)	182,000	183,138
		476,623
LODGING - 1.0%
Hilton Domestic Operating Co., Inc.
5.38%, 5/1/25 (a)	20,000	20,812
4.88%, 1/15/30	45,000	48,094
Hilton Grand Vacations Borrower Escrow LLC
5.00%, 6/1/29 (a)	45,000	46,125
4.88%, 7/1/31 (a)	34,000	34,000
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 4.88%, 4/1/27	200,000	206,000
Marriott Ownership Resorts, Inc., 6.13%, 9/15/25 (a)	36,000	37,530
Travel + Leisure Co.
6.00%, 4/1/27	75,000	81,508
4.63%, 3/1/30 (a)	14,000	14,070
Wyndham Hotels & Resorts, Inc., 4.38%, 8/15/28 (a)	41,000	42,230
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25 (a)	100,000	103,000
		633,369
MACHINERY-CONSTRUCTION & MINING - 0.3%
Terex Corp., 5.00%, 5/15/29 (a)	160,000	164,400
MACHINERY-DIVERSIFIED - 0.5%
ATS Automation Tooling Systems, Inc., 4.13%, 12/15/28 (a)	60,000	60,450
Colfax Corp., 6.38%, 2/15/26 (a)	19,000	19,641
GrafTech Finance, Inc., 4.63%, 12/15/28 (a)	209,000	212,135
Stevens Holding Co., Inc., 6.13%, 10/1/26 (a)	20,000	21,325
		313,551
MEDIA - 6.5%
Altice Financing SA, 5.75%, 8/15/29 (a)	75,000	74,250
Audacy Capital Corp., 6.75%, 3/31/29 (a)	20,000	19,539
Block Communications, Inc., 4.88%, 3/1/28 (a)	25,000	25,000
CCO Holdings LLC / CCO Holdings Capital Corp.
5.00%, 2/1/28 (a)	100,000	104,000
5.38%, 6/1/29 (a)	250,000	269,784
4.75%, 3/1/30 (a)	115,000	119,600
4.50%, 8/15/30 (a)	100,000	102,319
4.25%, 1/15/34 (a)	220,000	216,442
CSC Holdings LLC
5.38%, 2/1/28 (a)	200,000	207,074
6.50%, 2/1/29 (a)	200,000	214,000
Cumulus Media New Holdings, Inc., 6.75%, 7/1/26 (a)	100,000	103,750
	Shares/ Principal	Fair Value
MEDIA - 6.5% (Continued)
Directv Holdings LLC / Directv Financing Co., Inc., 5.88%, 8/15/27 (a)	$245,000	$250,716
DISH DBS Corp.
5.88%, 11/15/24	235,000	241,190
7.75%, 7/1/26	125,000	131,875
5.13%, 6/1/29	100,000	91,000
GCI LLC, 4.75%, 10/15/28 (a)	195,000	200,119
Gray Escrow II, Inc., 5.38%, 11/15/31 (a)	60,000	61,725
Gray Television, Inc., 5.88%, 7/15/26 (a)	121,000	125,009
Houghton Mifflin Harcourt Publishers, Inc., 9.00%, 2/15/25 (a)	12,000	12,540
iHeartCommunications, Inc.
5.25%, 8/15/27 (a)	29,000	30,163
4.75%, 1/15/28 (a)	20,000	20,282
McGraw-Hill Education, Inc., 5.75%, 8/1/28 (a)	25,000	24,750
Nexstar Media, Inc., 5.63%, 7/15/27 (a)	100,000	104,500
Radiate Holdco LLC / Radiate Finance, Inc., 4.50%, 9/15/26 (a)	50,000	50,500
Sirius XM Radio, Inc.
3.13%, 9/1/26 (a)	25,000	25,008
4.00%, 7/15/28 (a)	95,000	95,531
5.50%, 7/1/29 (a)	50,000	53,875
3.88%, 9/1/31 (a)	65,000	63,729
Spanish Broadcasting System, Inc., 9.75%, 3/1/26 (a)	29,000	29,834
TEGNA, Inc.
4.75%, 3/15/26 (a)	80,000	83,200
5.00%, 9/15/29	145,000	148,262
Townsquare Media, Inc., 6.88%, 2/1/26 (a)	270,000	286,537
Virgin Media Finance PLC, 5.00%, 7/15/30 (a)	300,000	298,500
Virgin Media Secured Finance PLC, 5.50%, 5/15/29 (a)	200,000	210,500
Ziggo BV, 5.50%, 1/15/27 (a)	150,000	154,125
		4,249,228
METAL FABRICATE & HARDWARE - 0.3%
Advanced Drainage Systems, Inc., 5.00%, 9/30/27 (a)	145,000	149,894
Roller Bearing Co. of America, Inc., 4.38%, 10/15/29 (a)	26,000	26,520
		176,414
MINING - 2.4%
Arconic Corp., 6.13%, 2/15/28 (a)	76,000	80,879
Eldorado Gold Corp., 6.25%, 9/1/29 (a)	55,000	55,928
FMG Resources August 2006 Pty Ltd., 4.50%, 9/15/27 (a)	85,000	90,525
Freeport-McMoRan, Inc.
4.38%, 8/1/28	155,000	162,556
5.45%, 3/15/43	110,000	138,280
IAMGOLD Corp., 5.75%, 10/15/28 (a)	85,000	83,513
Joseph T Ryerson & Son, Inc., 8.50%, 8/1/28 (a)	389,000	423,038

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
MINING - 2.4% (Continued)
Novelis Corp.
3.25%, 11/15/26 (a)	$25,000	$25,219
4.75%, 1/30/30 (a)	65,000	68,331
3.88%, 8/15/31 (a)	20,000	19,875
Taseko Mines Ltd., 7.00%, 2/15/26 (a)	398,000	413,920
		1,562,064
MISCELLANEOUS MANUFACTURING - 0.1%
LSB Industries, Inc., 6.25%, 10/15/28 (a)	70,000	72,800
OIL & GAS - 10.5%
Aethon United BR LP / Aethon United Finance Corp., 8.25%, 2/15/26 (a)	20,000	21,484
Antero Resources Corp.
5.00%, 3/1/25	25,000	25,401
8.38%, 7/15/26 (a)	17,000	19,356
7.63%, 2/1/29 (a)	92,000	102,120
5.38%, 3/1/30 (a)	35,000	37,415
Apache Corp.
4.63%, 11/15/25	45,000	48,319
4.88%, 11/15/27	25,000	27,250
4.25%, 1/15/30	15,000	16,278
6.00%, 1/15/37	50,000	61,000
5.10%, 9/1/40	147,000	166,110
Ascent Resources Utica Holdings LLC / ARU Finance Corp.
8.25%, 12/31/28 (a)	20,000	20,850
5.88%, 6/30/29 (a)	50,000	48,109
Berry Petroleum Co. LLC, 7.00%, 2/15/26 (a)	80,000	79,200
California Resources Corp., 7.13%, 2/1/26 (a)	85,000	88,305
Callon Petroleum Co.
6.13%, 10/1/24	100,000	98,500
9.00%, 4/1/25 (a)	100,000	108,000
Calumet Specialty Products Partners LP / Calumet Finance Corp., 9.25%, 7/15/24 (a)	40,000	43,200
Centennial Resource Production LLC
5.38%, 1/15/26 (a)	191,000	187,180
6.88%, 4/1/27 (a)	75,000	76,500
Chesapeake Energy Corp., 5.50%, 2/1/26 (a)	10,000	10,525
Civitas Resources, Inc., 5.00%, 10/15/26 (a)	57,000	57,559
CNX Resources Corp., 7.25%, 3/14/27 (a)	75,000	79,555
Colgate Energy Partners III LLC, 5.88%, 7/1/29 (a)	45,000	46,350
Comstock Resources, Inc., 7.50%, 5/15/25 (a)	26,000	26,812
CrownRock LP / CrownRock Finance, Inc., 5.00%, 5/1/29 (a)	20,000	20,750
Encino Acquisition Partners Holdings LLC, 8.50%, 5/1/28 (a)	35,000	36,356
Endeavor Energy Resources LP / EER Finance, Inc., 6.63%, 7/15/25 (a)	75,000	79,352
EQT Corp.
6.63%, 2/1/25	60,000	67,650
3.90%, 10/1/27	75,000	80,532
5.00%, 1/15/29	10,000	11,075
	Shares/ Principal	Fair Value
OIL & GAS - 10.5% (Continued)
Harbour Energy PLC, 5.50%, 10/15/26 (a)	$200,000	$198,500
Hilcorp Energy I LP / Hilcorp Finance Co.
6.25%, 11/1/28 (a)	80,000	84,100
6.00%, 2/1/31 (a)	80,000	82,400
Independence Energy Finance LLC, 7.25%, 5/1/26 (a)	20,000	20,775
Laredo Petroleum, Inc.
9.50%, 1/15/25	100,000	102,000
10.13%, 1/15/28	50,000	52,428
7.75%, 7/31/29 (a)	150,000	146,250
Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.00%, 8/1/26 (a)	50,000	51,250
Matador Resources Co., 5.88%, 9/15/26	115,000	118,450
MEG Energy Corp., 5.88%, 2/1/29 (a)	85,000	89,110
Murphy Oil Corp.
5.75%, 8/15/25	65,000	66,788
5.88%, 12/1/27	73,000	75,281
Nabors Industries, Inc., 7.38%, 5/15/27 (a)	35,000	36,218
Northern Oil and Gas, Inc., 8.13%, 3/1/28 (a)	285,000	300,675
Oasis Petroleum, Inc., 6.38%, 6/1/26 (a)	355,000	371,862
Occidental Petroleum Corp.
2.90%, 8/15/24	425,000	433,818
5.50%, 12/1/25	45,000	49,894
6.38%, 9/1/28	70,000	83,114
3.50%, 8/15/29	250,000	256,487
6.63%, 9/1/30	35,000	43,312
6.13%, 1/1/31	25,000	30,465
6.45%, 9/15/36	145,000	184,875
4.30%, 8/15/39	25,000	24,932
4.40%, 4/15/46	125,000	128,125
4.20%, 3/15/48	59,000	59,000
4.40%, 8/15/49	150,000	151,875
Parkland Corp., 5.88%, 7/15/27 (a)	40,000	42,200
PBF Holding Co. LLC / PBF Finance Corp.
9.25%, 5/15/25 (a)	50,000	47,563
7.25%, 6/15/25	30,000	21,261
6.00%, 2/15/28	45,000	28,912
PDC Energy, Inc., 5.75%, 5/15/26	130,000	134,225
Penn Virginia Holdings LLC, 9.25%, 8/15/26 (a)	80,000	83,000
Precision Drilling Corp., 7.13%, 1/15/26 (a)	50,000	50,875
Range Resources Corp.
5.00%, 3/15/23	100,000	102,250
9.25%, 2/1/26	125,000	134,724
Rockcliff Energy II LLC, 5.50%, 10/15/29 (a)	55,000	56,650
SM Energy Co.
10.00%, 1/15/25 (a)	204,000	224,400
6.50%, 7/15/28	200,000	207,000
Southwestern Energy Co.
6.45%, 1/23/25	26,000	28,574
8.38%, 9/15/28	25,000	27,906
5.38%, 2/1/29	25,000	26,438

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
OIL & GAS - 10.5% (Continued)
Sunoco LP / Sunoco Finance Corp.
6.00%, 4/15/27	$220,000	$229,438
5.88%, 3/15/28	50,000	52,875
4.50%, 5/15/29	75,000	76,165
4.50%, 4/30/30 (a)	80,000	81,993
Talos Production, Inc., 12.00%, 1/15/26	50,000	52,375
Tap Rock Resources LLC, 7.00%, 10/1/26 (a)	5,000	5,200
Viper Energy Partners LP, 5.38%, 11/1/27 (a)	75,000	77,438
		6,824,539
OIL & GAS SERVICES - 0.6%
Bristow Group, Inc., 6.88%, 3/1/28 (a)	45,000	46,810
Oceaneering International, Inc., 4.65%, 11/15/24	37,000	37,185
USA Compression Partners LP / USA Compression Finance Corp.
6.88%, 4/1/26	135,000	140,400
6.88%, 9/1/27	25,000	26,406
Weatherford International Ltd., 6.50%, 9/15/28 (a)	140,000	148,133
		398,934
PACKAGING & CONTAINERS - 1.2%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 5.25%, 8/15/27 (a)	200,000	201,250
Ball Corp.
5.25%, 7/1/25	100,000	110,250
2.88%, 8/15/30	60,000	58,200
Berry Global, Inc., 5.63%, 7/15/27 (a)	50,000	52,312
Greif, Inc., 6.50%, 3/1/27 (a)	55,000	57,062
Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd. Co.-Issuer LLC, 6.00%, 9/15/28 (a)	25,000	25,688
Intertape Polymer Group, Inc., 4.38%, 6/15/29 (a)	50,000	50,000
LABL, Inc., 5.88%, 11/1/28 (a)	25,000	25,766
Mauser Packaging Solutions Holding Co., 5.50%, 4/15/24 (a)	100,000	100,917
Sealed Air Corp., 6.88%, 7/15/33 (a)	70,000	88,988
		770,433
PHARMACEUTICALS - 2.3%
AdaptHealth LLC, 6.13%, 8/1/28 (a)	35,000	37,100
Bausch Health Americas, Inc., 8.50%, 1/31/27 (a)	110,000	115,500
Bausch Health Cos., Inc.
5.50%, 11/1/25 (a)	60,000	60,975
7.00%, 1/15/28 (a)	55,000	54,725
5.00%, 1/30/28 (a)	155,000	142,600
7.25%, 5/30/29 (a)	100,000	99,000
Endo Luxembourg Finance Co. I Sarl / Endo US, Inc., 6.13%, 4/1/29 (a)	175,000	171,500
Herbalife Nutrition Ltd. / HLF Financing, Inc., 7.88%, 9/1/25 (a)	75,000	79,687
	Shares/ Principal	Fair Value
PHARMACEUTICALS - 2.3% (Continued)
Horizon Therapeutics USA, Inc., 5.50%, 8/1/27 (a)	$250,000	$262,687
Option Care Health, Inc., 4.38%, 10/31/29 (a)	65,000	65,163
Owens & Minor, Inc., 4.50%, 3/31/29 (a)	60,000	61,500
P&L Development LLC / PLD Finance Corp., 7.75%, 11/15/25 (a)	40,000	40,050
Par Pharmaceutical, Inc., 7.50%, 4/1/27 (a)	175,000	178,838
PRA Health Sciences, Inc., 2.88%, 7/15/26 (a)	100,000	100,125
Vizient, Inc., 6.25%, 5/15/27 (a)	20,000	20,875
		1,490,325
PIPELINES - 6.3%
Antero Midstream Partners LP / Antero Midstream Finance Corp.
5.75%, 3/1/27 (a)	20,000	20,725
5.75%, 1/15/28 (a)	65,000	68,161
5.38%, 6/15/29 (a)	110,000	114,950
Buckeye Partners LP
4.13%, 3/1/25 (a)	25,000	25,813
5.85%, 11/15/43	50,000	49,062
Cheniere Energy Partners LP, 3.25%, 1/31/32 (a)	50,000	50,500
Cheniere Energy, Inc., 4.63%, 10/15/28	40,000	42,300
CNX Midstream Partners LP, 4.75%, 4/15/30 (a)	20,000	19,925
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.
5.75%, 4/1/25	100,000	102,250
5.63%, 5/1/27 (a)	150,000	152,813
6.00%, 2/1/29 (a)	105,000	109,068
DCP Midstream Operating LP
5.38%, 7/15/25	105,000	114,712
5.60%, 4/1/44	70,000	87,080
Delek Logistics Partners LP / Delek Logistics Finance Corp., 7.13%, 6/1/28 (a)	224,000	232,960
DT Midstream, Inc.
4.13%, 6/15/29 (a)	35,000	35,831
4.38%, 6/15/31 (a)	35,000	36,400
EnLink Midstream LLC
5.63%, 1/15/28 (a)	65,000	67,600
5.38%, 6/1/29	100,000	102,250
EnLink Midstream Partners LP
4.15%, 6/1/25	75,000	77,813
5.05%, 4/1/45	40,000	38,600
5.45%, 6/1/47	75,000	75,667
EQM Midstream Partners LP
6.50%, 7/1/27 (a)	160,000	179,200
5.50%, 7/15/28	22,000	24,035
6.50%, 7/15/48	28,000	34,020
Genesis Energy LP / Genesis Energy Finance Corp.
6.50%, 10/1/25	120,000	118,500
8.00%, 1/15/27	40,000	41,222

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
PIPELINES - 6.3% (Continued)
Global Partners LP / GLP Finance Corp.
7.00%, 8/1/27	$50,000	$51,875
6.88%, 1/15/29	135,000	141,365
Harvest Midstream I LP, 7.50%, 9/1/28 (a)	25,000	26,750
Hess Midstream Operations LP
5.63%, 2/15/26 (a)	95,000	97,850
5.13%, 6/15/28 (a)	50,000	52,062
4.25%, 2/15/30 (a)	160,000	158,800
Holly Energy Partners LP / Holly Energy Finance Corp., 5.00%, 2/1/28 (a)	175,000	174,344
Howard Midstream Energy Partners LLC, 6.75%, 1/15/27 (a)	85,000	87,100
ITT Holdings LLC, 6.50%, 8/1/29 (a)	65,000	64,350
New Fortress Energy, Inc., 6.75%, 9/15/25 (a)	65,000	65,650
Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 8.50%, 10/15/26 (a)	85,000	88,564
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.
5.50%, 1/15/28 (a)	200,000	198,250
6.00%, 12/31/30 (a)	55,000	55,114
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
5.88%, 4/15/26	70,000	73,043
5.00%, 1/15/28	100,000	105,370
6.88%, 1/15/29	50,000	55,939
5.50%, 3/1/30	25,000	27,312
4.88%, 2/1/31	25,000	27,149
4.00%, 1/15/32 (a)	50,000	52,250
Venture Global Calcasieu Pass LLC, 4.13%, 8/15/31 (a)	60,000	63,600
Western Midstream Operating LP
5.30%, 2/1/30	165,000	181,668
5.30%, 3/1/48	120,000	144,600
6.50%, 2/1/50	65,000	76,863
		4,091,325
REAL ESTATE - 0.5%
Five Point Operating Co. LP / Five Point Capital Corp., 7.88%, 11/15/25 (a)	50,000	52,155
Greystar Real Estate Partners LLC, 5.75%, 12/1/25 (a)	35,000	35,620
Howard Hughes Corp. (The), 4.38%, 2/1/31 (a)	40,000	40,400
Hunt Cos., Inc., 5.25%, 4/15/29 (a)	30,000	29,550
Kennedy-Wilson, Inc.
4.75%, 2/1/30	100,000	101,371
5.00%, 3/1/31	35,000	36,050
		295,146
REITS - 4.5%
Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL, 4.50%, 4/1/27 (a)	75,000	73,580
	Shares/ Principal	Fair Value
REITS - 4.5% (Continued)
Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LLC, 5.75%, 5/15/26 (a)	$80,000	$82,800
Iron Mountain Information Management Services, Inc., 5.00%, 7/15/32 (a)	45,000	46,056
Iron Mountain, Inc.
4.88%, 9/15/27 (a)	50,000	51,849
5.25%, 7/15/30 (a)	270,000	284,532
4.50%, 2/15/31 (a)	130,000	131,390
5.63%, 7/15/32 (a)	225,000	240,791
iStar, Inc., 4.25%, 8/1/25	100,000	102,250
Ladder Capital Finance Holdings LLP / Ladder Capital Finance Corp.
5.25%, 10/1/25 (a)	50,000	50,500
4.25%, 2/1/27 (a)	25,000	25,163
4.75%, 6/15/29 (a)	55,000	56,375
MGM Growth Properties Operating Partnership LP / MGP Finance Co.-Issuer, Inc.
5.63%, 5/1/24	500,000	534,360
4.63%, 6/15/25 (a)	40,000	42,600
MPT Operating Partnership LP / MPT Finance Corp., 5.00%, 10/15/27	150,000	156,937
New Residential Investment Corp., 6.25%, 10/15/25 (a)	25,000	25,111
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co.-Issuer, 5.88%, 10/1/28 (a)	185,000	192,400
RHP Hotel Properties LP / RHP Finance Corp., 4.50%, 2/15/29 (a)	30,000	30,000
Service Properties Trust, 4.65%, 3/15/24	50,000	49,375
Starwood Property Trust, Inc.
4.75%, 3/15/25	145,000	150,800
3.63%, 7/15/26 (a)	25,000	24,875
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 7.88%, 2/15/25 (a)	150,000	156,563
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 4.75%, 4/15/28 (a)	100,000	99,173
VICI Properties LP / VICI Note Co., Inc.
4.25%, 12/1/26 (a)	25,000	26,037
3.75%, 2/15/27 (a)	50,000	51,642
4.63%, 12/1/29 (a)	48,000	51,083
4.13%, 8/15/30 (a)	70,000	74,025
XHR LP
6.38%, 8/15/25 (a)	55,000	58,175
4.88%, 6/1/29 (a)	25,000	25,438
		2,893,880
RETAIL - 4.5%
1011778 BC ULC / New Red Finance, Inc.
5.75%, 4/15/25 (a)	40,000	41,500
3.88%, 1/15/28 (a)	50,000	50,638
4.38%, 1/15/28 (a)	40,000	40,800
4.00%, 10/15/30 (a)	123,000	120,848

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
RETAIL - 4.5% (Continued)
Abercrombie & Fitch Management Co., 8.75%, 7/15/25 (a)	$125,000	$134,594
Academy Ltd., 6.00%, 11/15/27 (a)	75,000	79,969
Asbury Automotive Group, Inc.
4.75%, 3/1/30	70,000	71,137
5.00%, 2/15/32 (a)	40,000	41,508
At Home Group, Inc., 4.88%, 7/15/28 (a)	20,000	19,700
Bath & Body Works, Inc.
9.38%, 7/1/25 (a)	9,000	10,980
6.69%, 1/15/27	50,000	57,500
5.25%, 2/1/28	25,000	27,625
7.50%, 6/15/29	100,000	113,834
6.63%, 10/1/30 (a)	55,000	62,288
6.88%, 11/1/35	325,000	403,812
Beacon Roofing Supply, Inc., 4.13%, 5/15/29 (a)	60,000	59,968
BlueLinx Holdings, Inc., 6.00%, 11/15/29 (a)	265,000	263,675
Group 1 Automotive, Inc., 4.00%, 8/15/28 (a)	130,000	129,512
GYP Holdings III Corp., 4.63%, 5/1/29 (a)	25,000	25,062
IRB Holding Corp., 7.00%, 6/15/25 (a)	60,000	63,478
KFC Holding Co./Pizza Hut Holdings LLC/ Taco Bell of America LLC, 4.75%, 6/1/27 (a)	50,000	51,688
LCM Investments Holdings II LLC, 4.88%, 5/1/29 (a)	20,000	20,554
Macy's Retail Holdings LLC
5.88%, 4/1/29 (a)	60,000	63,975
5.13%, 1/15/42	15,000	14,325
4.30%, 2/15/43	30,000	26,325
Michaels Cos., Inc. (The), 5.25%, 5/1/28 (a)	50,000	49,938
Murphy Oil USA, Inc., 4.75%, 9/15/29	100,000	105,250
Nordstrom, Inc., 5.00%, 1/15/44	100,000	93,250
Sally Holdings LLC / Sally Capital, Inc., 5.63%, 12/1/25	100,000	102,250
Sonic Automotive, Inc., 4.88%, 11/15/31 (a)	32,000	32,310
Specialty Building Products Holdings LLC / SBP Finance Corp., 6.38%, 9/30/26 (a)	45,000	47,163
Staples, Inc., 7.50%, 4/15/26 (a)	100,000	102,750
Superior Plus LP / Superior General Partner, Inc., 4.50%, 3/15/29 (a)	20,000	20,557
Victoria's Secret & Co., 4.63%, 7/15/29 (a)	75,000	76,688
Yum! Brands, Inc.
7.75%, 4/1/25 (a)	5,000	5,269
4.75%, 1/15/30 (a)	125,000	135,312
3.63%, 3/15/31	100,000	99,625
6.88%, 11/15/37	25,000	31,625
5.35%, 11/1/43	50,000	55,125
		2,952,407
SEMICONDUCTORS - 0.6%
Amkor Technology, Inc., 6.63%, 9/15/27 (a)	100,000	105,692
Entegris, Inc.
4.38%, 4/15/28 (a)	50,000	51,375
3.63%, 5/1/29 (a)	115,000	115,287
Synaptics, Inc., 4.00%, 6/15/29 (a)	110,000	111,650
		384,004
	Shares/ Principal	Fair Value
SOFTWARE - 2.9%
ACI Worldwide, Inc., 5.75%, 8/15/26 (a)	$25,000	$26,062
Boxer Parent Co., Inc., 7.13%, 10/2/25 (a)	15,000	15,731
Clarivate Science Holdings Corp., 3.88%, 7/1/28 (a)	45,000	45,225
Consensus Cloud Solutions, Inc.
6.00%, 10/15/26 (a)	70,000	72,807
6.50%, 10/15/28 (a)	95,000	99,275
Dun & Bradstreet Corp. (The), 6.88%, 8/15/26 (a)	30,000	31,200
Elastic NV, 4.13%, 7/15/29 (a)	105,000	103,885
Fair Isaac Corp., 4.00%, 6/15/28 (a)	55,000	56,515
MicroStrategy, Inc., 6.13%, 6/15/28 (a)	20,000	20,050
MSCI, Inc.
4.00%, 11/15/29 (a)	110,000	114,950
3.63%, 9/1/30 (a)	105,000	107,363
3.88%, 2/15/31 (a)	95,000	98,919
3.25%, 8/15/33 (a)	45,000	45,506
Nuance Communications, Inc., 5.63%, 12/15/26	100,000	103,166
PTC, Inc.
3.63%, 2/15/25 (a)	75,000	76,031
4.00%, 2/15/28 (a)	45,000	45,788
SS&C Technologies, Inc., 5.50%, 9/30/27 (a)	200,000	209,000
Veritas US, Inc. / Veritas Bermuda Ltd., 7.50%, 9/1/25 (a)	150,000	155,250
Ziff Davis, Inc., 4.63%, 10/15/30 (a)	270,000	276,923
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 2/1/29 (a)	195,000	193,323
		1,896,969
TELECOMMUNICATIONS - 3.4%
Altice France SA, 5.50%, 1/15/28 (a)	200,000	198,254
Avaya, Inc., 6.13%, 9/15/28 (a)	125,000	132,500
CommScope, Inc., 6.00%, 3/1/26 (a)	65,000	66,950
Embarq Corp., 8.00%, 6/1/36	25,000	28,000
Frontier Communications Corp.
5.88%, 10/15/27 (a)	15,000	15,863
5.00%, 5/1/28 (a)	40,000	41,200
Hughes Satellite Systems Corp., 5.25%, 8/1/26	35,000	38,281
LogMeIn, Inc., 5.50%, 9/1/27 (a)	55,000	55,660
Lumen Technologies, Inc.
6.88%, 1/15/28	34,000	37,825
5.38%, 6/15/29 (a)	31,000	31,000
7.60%, 9/15/39	50,000	53,625
7.65%, 3/15/42	140,000	150,653
Nokia Oyj, 4.38%, 6/12/27	100,000	108,000
Sable International Finance Ltd., 5.75%, 9/7/27 (a)	25,000	25,594
Sprint Capital Corp.
6.88%, 11/15/28	100,000	126,500
8.75%, 3/15/32	60,000	90,000
Sprint Corp., 7.63%, 3/1/26	50,000	60,030
Telecom Italia Capital SA
6.38%, 11/15/33	75,000	80,760
6.00%, 9/30/34	50,000	52,883

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
TELECOMMUNICATIONS - 3.4% (Continued)
Telesat Canada / Telesat LLC
5.63%, 12/6/26 (a)	$20,000	$18,782
4.88%, 6/1/27 (a)	75,000	66,375
6.50%, 10/15/27 (a)	305,000	236,680
T-Mobile USA, Inc.
4.75%, 2/1/28	150,000	157,875
2.88%, 2/15/31	45,000	44,442
Viasat, Inc., 5.63%, 4/15/27 (a)	150,000	154,500
Windstream Escrow LLC / Windstream Escrow Finance Corp., 7.75%, 8/15/28 (a)	80,000	84,837
Zayo Group Holdings, Inc., 4.00%, 3/1/27 (a)	80,000	78,800
		2,235,869
TRANSPORTATION - 0.3%
Danaos Corp., 8.50%, 3/1/28 (a)	133,000	145,635
First Student Bidco, Inc. / First Transit Parent, Inc., 4.00%, 7/31/29 (a)	15,000	14,580
XPO Logistics, Inc., 6.25%, 5/1/25 (a)	35,000	36,619
		196,834
TRUCKING & LEASING - 0.8%
Fortress Transportation and Infrastructure Investors LLC
6.50%, 10/1/25 (a)	165,000	170,569
9.75%, 8/1/27 (a)	315,000	352,800
		523,369
	Shares/ Principal	Fair Value
WATER - 0.0%†
Solaris Midstream Holdings LLC, 7.63%, 4/1/26 (a)	$20,000	$21,000
TOTAL CORPORATE BONDS AND NOTES (Cost - $60,735,840)		62,891,265
SHORT-TERM INVESTMENTS - 2.1%
MONEY MARKET FUNDS - 2.1%
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 0.01% (d) (Cost - $1,358,562)	1,358,562	1,358,562
TOTAL INVESTMENTS - 98.8% (Cost - $62,094,402)		$64,249,827
OTHER ASSETS LESS LIABILITIES - NET 1.2%		761,426
TOTAL NET ASSETS - 100.0%		$65,011,253

†  Represents less than 0.05%.

(a)  144A - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of December 31, 2021, these securities amounted to $44,636,393 or 68.7% of net assets.

(b)  PIK - Pay-in-kind security.

(c)  Variable rate security. The rate shown is the rate in effect at period end.

(d)  The rate shown is the annualized seven-day yield at period end.

CMT - Treasury Constant Maturity Rate

PLC - Public Limited Company

REIT - Real Estate Investment Trust

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Number of Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
U.S. 10 Year Note Future	Goldman Sachs & Co	4	3/22/2022	$521,875	$3,104
U.S. 10 Year Ultra Future	Goldman Sachs & Co	4	3/22/2022	585,750	7,736
U.S. 2 Year Note Future	Goldman Sachs & Co	2	3/31/2022	436,344	(391)
U.S. 5 Year Note Future	Goldman Sachs & Co	9	3/31/2022	1,088,789	878
TOTAL NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS					$11,327

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio Review

December 31, 2021 (Unaudited)

Investment Objective

The Portfolio seeks to provide total return consisting of capital appreciation and income.

Management Review

The Portfolio is sub-advised by Goldman Sachs Asset Management, L.P. ("GSAM").

How did the Portfolio perform during the period?

During 2021, the Class I shares of Global Atlantic Goldman Sachs Core Fixed Income Portfolio underperformed its reference benchmark, the Bloomberg U.S. Aggregate Bond Index. The Portfolio posted a return of -1.98% compared to a benchmark return of -1.54%, a difference of -44 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

During 2021, key detractors to performance were the Portfolio's duration, country, and currency positioning, which more than offset contributions from sector and security selection. The Portfolio's duration and yield curve positioning detracted from performance, due to its overweight to Canadian and Australian interest rates and its underweight U.K. interest rates positioning. The Portfolio's overweight to Canadian and Australian interest rates detracted in February 2021, due to a global sell-off in real interest rates and, again, in October 2021, due to rising front-end interest rates. The Portfolio's country strategy also detracted from performance due to an overweight to Australian and Canadian versus other developed market interest rates. Underperformance was caused by global rates selling off in February and October of 2021. The currency strategy did not materially impact performance over the period.

Cross-sector positioning added to returns due to the Portfolio's overweight to investment-grade corporates and collateralized loan obligations, and an underweight to agency mortgage-backed securities. The Portfolio's credit hedge, which combines overweight interest rates and currency with overweight corporate credit, detracted from performance due to a global interest rate sell off in the beginning of 2021.

The Portfolio's security selection contributed to performance, most notably with respect to its government/swaps strategy, the selection of Metropolitan Transit Authority and the State of Illinois bonds. Corporate selection slightly contributed to returns, due to the Portfolio's overweight to intermediate-term corporate bonds and down-in-quality bias, where the Portfolio is overweight lower quality investment-grade bonds. Additionally, the Portfolio's preference for short- and intermediate-maturity versus long-maturity bonds added to performance. However, the securitized selection strategy detracted from performance, as the bias for Ginnie Mae versus Freddie Mac and Fannie Mae mortgage-backed securities was the main detractor from performance within the strategy.

How was the Portfolio positioned at period end?

At the period end, the Portfolio was overweight to front-end Canadian and Australian rates. Across sectors, the Portfolio was underweight U.S. Treasuries and government securities, overweight asset-backed securities (notably high-quality collateralized loan obligations), underweight agency mortgage-backed securities, overweight to corporate credit, and slightly overweight emerging market debt at the end of the period. The Portfolio was underweight U.S. rates (overweight in the strategy due to systematic rates strategies) and underweight to U.K. rates at the end of the period. The Portfolio held an overweight position to corporate credit, with a preference for lower-quality investment-grade corporate bonds and shorter-dated corporate securities at the end of the period. The Portfolio retains this down-in-quality bias, with a preference for BBB-rated bonds.

The Portfolio also increased its underweight exposure to agency mortgage-backed securities over the period and overweight exposure to asset-backed securities. GSAM expects continued underperformance in mortgage-backed securities in the near term. GSAM believes mortgage-backed securities valuations are expensive due to continued purchases under the U.S. Federal

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio Review (Continued)

December 31, 2021 (Unaudited)

Reserve's (the "Fed") quantitative easing program. GSAM expects that the Fed's tapering of mortgage-backed securities purchases will end balance sheet expansion by March 2022, and there is potential for an accelerated rundown of its balance sheet ("quantitative tightening") as early as the third quarter of 2022. GSAM believes that mortgage-backed securities supply will remain elevated given the buoyant housing market, at a time when the Fed is pulling away.

The Portfolio's performance figures for the periods ended December 31, 2021 as compared to its benchmark:

			Annualized	Operating Expense**
	Inception Date*	One Year	Since Inception	Gross Ratio	Net Ratio
Global Atlantic Goldman Sachs Core Fixed Income Portfolio
Class I	November 1, 2017	-1.98%	3.76%	0.51%	0.49%
Bloomberg U.S. Aggregate Bond Index^		-1.54%	3.52%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I shares, as disclosed in the most recent prospectus dated May 1, 2021. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The Bloomberg U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio Review (Continued)

December 31, 2021 (Unaudited)

Holdings by Asset Class	% of Net Assets
Corporate Bonds and Notes	44.1%
U.S. Treasury Securities and Agency Bonds	15.6%
Agency Mortgage Backed Securities	19.6%
Short-Term Investments	14.9%
Asset Backed and Commercial Backed Securities	8.8%
Municipal Bonds	1.4%
Sovereign Debts	1.7%
Other Assets less Liabilities - Net	(6.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2021.

Derivative exposure is included in "Other Assets Less Liabilities - Net".

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments

December 31, 2021

	Shares/ Principal	Fair Value
CORPORATE BONDS AND NOTES - 44.1%
AEROSPACE & DEFENSE - 1.2%
Boeing Co. (The)
2.60%, 10/30/25	$150,000	$154,169
3.45%, 11/1/28	100,000	104,653
Northrop Grumman Corp.
3.25%, 1/15/28	300,000	321,308
4.75%, 6/1/43	50,000	63,072
Raytheon Technologies Corp.
3.95%, 8/16/25	275,000	298,279
4.05%, 5/4/47	50,000	58,053
		999,534
AGRICULTURE - 0.2%
BAT Capital Corp.
2.26%, 3/25/28	150,000	146,285
4.76%, 9/6/49	25,000	26,930
		173,215
AUTO MANUFACTURERS - 0.5%
General Motors Co., 4.00%, 4/1/25	50,000	53,499
General Motors Financial Co., Inc.
4.30%, 7/13/25	75,000	80,877
1.50%, 6/10/26	125,000	123,051
5.65%, 1/17/29	25,000	29,670
2.35%, 1/8/31	125,000	121,802
		408,899
BANKS - 12.1%
Banco Santander SA
2.75%, 5/28/25	200,000	206,806
4.25%, 4/11/27	200,000	220,022
Bank of America Corp.
3.86%, (3 Month US Libor + 0.94%), 7/23/24 (a)	50,000	52,098
4.20%, 8/26/24	165,000	176,899
4.18%, 11/25/27	25,000	27,370
3.42%, (3 Month US Libor + 1.04%), 12/20/28 (a)	108,000	115,390
4.27%, (3 Month US Libor + 1.31%), 7/23/29 (a)	125,000	139,478
2.88%, (3 Month US Libor + 1.19%), 10/22/30 (a)	100,000	103,354
2.50%, (3 Month US Libor + 0.99%), 2/13/31 (a)	25,000	25,089
2.59%, (SOFR + 2.15%), 4/29/31 (a)	375,000	379,204
1.90%, (SOFR + 1.53%), 7/23/31 (a)	100,000	95,811
2.48%, (US 5 Year CMT T-Note + 1.20%), 9/21/36 (a)	75,000	72,736
6.11%, 1/29/37	100,000	134,787
Barclays PLC
4.61%, (3 Month US Libor + 1.40%), 2/15/23 (a)	225,000	225,964
2.85%, (SOFR + 2.71%), 5/7/26 (a)	200,000	206,358
	Shares/ Principal	Fair Value
BANKS - 12.1% (Continued)
BNP Paribas SA
3.38%, 1/9/25 (b)	$252,000	$264,699
1.32%, (SOFR + 1.00%), 1/13/27 (a),(b)	225,000	219,051
BPCE SA
4.00%, 9/12/23(b)	250,000	261,793
3.12%, (SOFR + 1.73%), 10/19/32 (a),(b)	250,000	251,089
Citigroup, Inc.
4.04%, (3 Month US Libor + 1.02%), 6/1/24 (a)	105,000	109,440
4.60%, 3/9/26	75,000	82,748
3.40%, 5/1/26	200,000	214,566
4.45%, 9/29/27	125,000	139,461
3.67%, (3 Month US Libor + 1.39%), 7/24/28 (a)	50,000	53,963
4.13%, 7/25/28	100,000	109,820
2.98%, (SOFR + 1.42%), 11/5/30 (a)	100,000	103,945
Comerica Bank, 2.50%, 7/23/24	300,000	309,796
Credit Suisse Group AG, 4.55%, 4/17/26	255,000	281,089
Deutsche Bank AG
2.22%, (SOFR + 2.16%), 9/18/24 (a)	150,000	151,945
2.13%, (SOFR + 1.87%), 11/24/26 (a)	225,000	224,741
Fifth Third Bancorp, 2.38%, 1/28/25	85,000	87,292
HSBC Holdings PLC, 1.65%, (SOFR + 1.54%), 4/18/26 (a)	225,000	223,229
Huntington Bancshares, Inc., 4.00%, 5/15/25	150,000	161,398
ING Groep NV, 4.63%, 1/6/26 (b)	225,000	250,135
JPMorgan Chase & Co.
3.56%, (3 Month US Libor + 0.73%), 4/23/24 (a)	40,000	41,339
3.80%, (3 Month US Libor + 0.89%), 7/23/24 (a)	50,000	52,114
4.02%, (3 Month US Libor + 1.00%), 12/5/24 (a)	125,000	131,811
2.30%, (SOFR + 1.16%), 10/15/25 (a)	150,000	153,440
3.30%, 4/1/26	225,000	239,944
3.96%, (3 Month US Libor + 1.25%), 1/29/27 (a)	175,000	189,179
3.51%, (3 Month US Libor + 0.95%), 1/23/29 (a)	125,000	134,006
2.96%, (SOFR + 2.52%), 5/13/31 (a)	50,000	51,821
Macquarie Group Ltd., 1.34%, (SOFR + 1.07%), 1/12/27 (a),(b)	75,000	73,008
Mitsubishi UFJ Financial Group, Inc., 3.75%, 7/18/39	225,000	255,735
Morgan Stanley
3.74%, (3 Month US Libor + 0.85%), 4/24/24 (a)	50,000	51,731
3.70%, 10/23/24	275,000	292,924
2.72%, (SOFR + 1.15%), 7/22/25 (a)	75,000	77,303
3.63%, 1/20/27	400,000	433,928
3.95%, 4/23/27	75,000	82,517

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
BANKS - 12.1% (Continued)
4.43%, (3 Month US Libor + 1.63%), 1/23/30 (a)	$50,000	$57,026
1.79%, (SOFR + 1.03%), 2/13/32 (a)	125,000	118,454
2.48%, (SOFR + 1.36%), 9/16/36 (a)	125,000	120,357
NatWest Group PLC, 4.52%, (3 Month US Libor + 1.55%), 6/25/24 (a)	300,000	313,891
Standard Chartered PLC, 4.25%, (3 Month US Libor + 1.15%), 1/20/23 (a),(b)	375,000	375,538
Wells Fargo & Co.
3.75%, 1/24/24	55,000	57,795
3.55%, 9/29/25	125,000	133,258
3.00%, 10/23/26	325,000	341,644
4.30%, 7/22/27	100,000	111,480
4.15%, 1/24/29	25,000	28,008
Westpac Banking Corp., 4.11%, (US 5 Year CMT T-Note + 2.00%), 7/24/34 (a)	75,000	81,012
		9,680,829
BEVERAGES - 1.4%
Anheuser-Busch Cos., LLC / Anheuser-Busch InBev Worldwide, Inc.
4.70%, 2/1/36	200,000	241,708
4.90%, 2/1/46	300,000	380,356
Constellation Brands, Inc.
4.40%, 11/15/25	200,000	219,321
3.60%, 2/15/28	100,000	108,051
3.15%, 8/1/29	125,000	131,957
Keurig Dr Pepper, Inc.
5.09%, 5/25/48	25,000	32,727
3.80%, 5/1/50	25,000	27,701
		1,141,821
BIOTECHNOLOGY - 0.4%
Amgen, Inc., 3.13%, 5/1/25	175,000	184,532
Royalty Pharma PLC, 1.20%, 9/2/25	100,000	97,936
		282,468
BUILDING MATERIALS - 0.4%
Carrier Global Corp.
2.49%, 2/15/27	225,000	231,290
2.72%, 2/15/30	75,000	76,667
Masco Corp., 1.50%, 2/15/28	50,000	48,436
		356,393
CHEMICALS - 0.4%
DuPont de Nemours, Inc., 4.21%, 11/15/23	175,000	185,078
International Flavors & Fragrances, Inc., 1.83%, 10/15/27 (b)	100,000	98,245
		283,323
	Shares/ Principal	Fair Value
COMMERCIAL SERVICES - 0.7%
Emory University, 2.14%, 9/1/30	$160,000	$162,386
Global Payments, Inc., 2.65%, 2/15/25	75,000	77,105
PayPal Holdings, Inc., 1.65%, 6/1/25	225,000	227,847
S&P Global, Inc., 2.95%, 1/22/27	50,000	52,822
		520,160
COMPUTERS - 1.2%
Amdocs Ltd., 2.54%, 6/15/30	75,000	74,406
Apple, Inc., 3.25%, 2/23/26	175,000	187,157
Dell International LLC / EMC Corp.
5.45%, 6/15/23	54,000	56,969
5.85%, 7/15/25	25,000	28,348
6.02%, 6/15/26	200,000	231,285
Hewlett Packard Enterprise Co.
4.45%, 10/2/23	225,000	237,443
4.90%, 10/15/25	50,000	55,480
6.35%, 10/15/45	60,000	80,588
		951,676
DIVERSIFIED FINANCIAL SERVICES - 2.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.88%, 1/16/24	175,000	186,129
2.45%, 10/29/26	225,000	226,994
Air Lease Corp.
2.30%, 2/1/25	175,000	177,465
3.38%, 7/1/25	100,000	104,386
2.88%, 1/15/26	75,000	77,397
3.75%, 6/1/26	175,000	185,620
Ally Financial, Inc., 2.20%, 11/2/28	100,000	99,422
American Express Co.
2.50%, 7/30/24	35,000	36,167
3.63%, 12/5/24	175,000	187,022
Aviation Capital Group LLC, 1.95%, 1/30/26 (b)	75,000	73,191
Avolon Holdings Funding Ltd.
3.95%, 7/1/24 (b)	75,000	78,604
2.88%, 2/15/25 (b)	150,000	153,285
4.25%, 4/15/26 (b)	25,000	26,506
Capital One Financial Corp.
3.50%, 6/15/23	75,000	77,724
3.30%, 10/30/24	65,000	68,425
Intercontinental Exchange, Inc., 3.00%, 6/15/50	50,000	50,660
Nasdaq, Inc., 3.25%, 4/28/50	25,000	25,514
Visa, Inc., 3.15%, 12/14/25	100,000	106,631
		1,941,142

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
ELECTRIC - 3.1%
Alliant Energy Finance LLC, 3.75%, 6/15/23 (b)	$50,000	$51,795
Ameren Corp., 3.50%, 1/15/31	25,000	26,998
American Electric Power Co., Inc., 2.30%, 3/1/30	50,000	48,796
Avangrid, Inc., 3.20%, 4/15/25	50,000	52,566
Berkshire Hathaway Energy Co., 6.13%, 4/1/36	74,000	100,861
Dominion Energy, Inc.
3.07%, 8/15/24 (c)	175,000	181,179
3.38%, 4/1/30	50,000	53,110
Duke Energy Carolinas LLC, 3.95%, 3/15/48	25,000	28,898
Duke Energy Corp., 3.15%, 8/15/27	200,000	210,502
Duquesne Light Holdings, Inc., 2.53%, 10/1/30 (b)	100,000	97,858
Enel Finance International NV, 1.88%, 7/12/28 (b)	200,000	195,163
Entergy Corp., 2.95%, 9/1/26	175,000	182,585
Exelon Corp., 4.05%, 4/15/30	50,000	55,606
FirstEnergy Corp.
2.65%, 3/1/30	150,000	148,125
2.25%, 9/1/30	50,000	48,187
NextEra Energy Capital Holdings, Inc., 1.90%, 6/15/28	80,000	79,225
NRG Energy, Inc., 3.75%, 6/15/24 (b)	150,000	156,537
Pacific Gas and Electric Co.
2.10%, 8/1/27	25,000	24,153
2.50%, 2/1/31	50,000	47,653
3.30%, 8/1/40	25,000	23,239
3.50%, 8/1/50	50,000	46,477
Sempra Energy, 3.40%, 2/1/28	125,000	133,162
Southern California Edison Co., 4.20%, 3/1/29	100,000	111,573
Southern Co. (The), 3.25%, 7/1/26	350,000	370,435
		2,474,683
ENGINEERING & CONSTRUCTION - 0.3%
Mexico City Airport Trust, 3.88%, 4/30/28 (b)	200,000	207,200
ENVIRONMENTAL CONTROL - 0.2%
Republic Services, Inc., 2.50%, 8/15/24	150,000	154,390
FOOD - 0.3%
Mars, Inc., 2.70%, 4/1/25 (b)	50,000	52,014
Sysco Corp.
4.45%, 3/15/48	25,000	29,514
6.60%, 4/1/50	25,000	38,961
Tyson Foods, Inc., 3.90%, 9/28/23	125,000	130,838
		251,327
	Shares/ Principal	Fair Value
GAS - 0.6%
East Ohio Gas Co. (The), 1.30%, 6/15/25 (b)	$50,000	$49,335
NiSource, Inc.
3.49%, 5/15/27	400,000	429,641
3.60%, 5/1/30	25,000	26,972
		505,948
HEALTHCARE-PRODUCTS - 0.8%
Baxter International, Inc.
2.27%, 12/1/28 (b)	75,000	75,610
2.54%, 2/1/32 (b)	75,000	75,857
DENTSPLY SIRONA, Inc., 3.25%, 6/1/30	50,000	52,866
DH Europe Finance II SARL, 2.20%, 11/15/24	125,000	127,762
STERIS Irish FinCo UnLtd Co., 2.70%, 3/15/31	75,000	75,726
Thermo Fisher Scientific, Inc.
3.65%, 12/15/25	200,000	214,814
1.75%, 10/15/28	25,000	24,859
		647,494
HEALTHCARE-SERVICES - 0.9%
Adventist Health System, 2.95%, 3/1/29	25,000	26,154
Banner Health, 2.34%, 1/1/30	145,000	146,913
Baylor Scott & White Holdings, 1.78%, 11/15/30	50,000	48,308
CommonSpirit Health, 3.91%, 10/1/50	110,000	122,823
Rush Obligated Group, 3.92%, 11/15/29	60,000	67,075
Stanford Health Care, 3.31%, 8/15/30	35,000	37,644
Sutter Health
2.29%, 8/15/30	25,000	24,990
4.09%, 8/15/48	225,000	265,338
		739,245
INSURANCE - 0.9%
AIA Group Ltd., 3.20%, 3/11/25 (b)	200,000	208,394
American International Group, Inc., 3.90%, 4/1/26	175,000	189,759
New York Life Insurance Co., 3.75%, 5/15/50 (b)	50,000	57,114
Principal Financial Group, Inc.
3.10%, 11/15/26	75,000	78,868
2.13%, 6/15/30	100,000	98,969
Willis North America, Inc., 2.95%, 9/15/29	50,000	51,232
XLIT Ltd., 4.45%, 3/31/25	50,000	54,220
		738,556
INTERNET - 0.1%
Expedia Group, Inc., 2.95%, 3/15/31	50,000	49,984
IRON & STEEL - 0.0%†
Steel Dynamics, Inc., 2.40%, 6/15/25	30,000	30,706

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
MEDIA - 0.9%
Comcast Corp.
3.70%, 4/15/24	$150,000	$159,389
3.95%, 10/15/25	125,000	136,527
3.30%, 4/1/27	125,000	134,436
3.75%, 4/1/40	25,000	28,062
Fox Corp., 4.03%, 1/25/24	75,000	79,219
Walt Disney Co. (The), 3.70%, 9/15/24	200,000	212,569
		750,202
MINING - 0.6%
Glencore Funding LLC
4.63%, 4/29/24 (b)	250,000	267,033
1.63%, 4/27/26 (b)	75,000	73,623
Newcrest Finance Pty Ltd., 3.25%, 5/13/30 (b)	25,000	26,209
Newmont Corp., 2.25%, 10/1/30	150,000	148,048
		514,913
OIL & GAS - 1.8%
BP Capital Markets America, Inc., 3.41%, 2/11/26	50,000	53,358
Gazprom PJSC Via Gaz Capital SA, 4.95%, 3/23/27	400,000	432,480
Lukoil Securities BV, 3.88%, 5/6/30	200,000	203,660
Marathon Petroleum Corp.
3.63%, 9/15/24	50,000	52,578
3.80%, 4/1/28	25,000	26,813
Occidental Petroleum Corp., 2.90%, 8/15/24	150,000	153,112
Phillips 66
3.70%, 4/6/23	75,000	77,538
3.85%, 4/9/25	25,000	26,665
1.30%, 2/15/26	25,000	24,469
3.90%, 3/15/28	150,000	162,687
Suncor Energy, Inc.
2.80%, 5/15/23	50,000	51,156
3.10%, 5/15/25	75,000	78,382
Valero Energy Corp., 2.85%, 4/15/25	75,000	77,691
		1,420,589
PHARMACEUTICALS - 0.7%
AbbVie, Inc.
4.05%, 11/21/39	125,000	144,089
4.88%, 11/14/48	25,000	32,280
Cigna Corp., 3.40%, 3/15/50	200,000	209,057
CVS Health Corp.
2.63%, 8/15/24	30,000	31,069
3.88%, 7/20/25	25,000	26,878
4.78%, 3/25/38	75,000	91,664
5.13%, 7/20/45	25,000	32,595
		567,632
	Shares/ Principal	Fair Value
PIPELINES - 2.5%
Energy Transfer LP
4.20%, 9/15/23	$175,000	$182,768
2.90%, 5/15/25	100,000	103,224
5.25%, 4/15/29	100,000	114,634
5.30%, 4/15/47	25,000	29,057
5.40%, 10/1/47	50,000	58,853
Enterprise Products Operating LLC, 3.70%, 2/15/26	300,000	321,938
Galaxy Pipeline Assets Bidco Ltd., 2.94%, 9/30/40	200,000	199,043
MPLX LP
4.80%, 2/15/29	50,000	57,142
2.65%, 8/15/30	125,000	124,560
4.50%, 4/15/38	75,000	84,181
Sabine Pass Liquefaction LLC
5.63%, 4/15/23	100,000	104,597
5.63%, 3/1/25	275,000	305,420
5.00%, 3/15/27	100,000	112,380
Williams Cos., Inc. (The), 4.00%, 9/15/25	175,000	189,127
		1,986,924
REITS - 3.0%
Alexandria Real Estate Equities, Inc., 3.80%, 4/15/26	75,000	81,196
American Homes 4 Rent LP
4.90%, 2/15/29	50,000	57,800
2.38%, 7/15/31	30,000	29,435
American Tower Corp.
3.38%, 5/15/24	200,000	208,889
2.40%, 3/15/25	125,000	128,398
Camden Property Trust, 2.80%, 5/15/30	75,000	78,074
Crown Castle International Corp.
3.15%, 7/15/23	100,000	103,026
3.65%, 9/1/27	75,000	80,622
CubeSmart LP, 2.50%, 2/15/32	100,000	99,679
Essex Portfolio LP, 3.00%, 1/15/30	75,000	78,676
Federal Realty Investment Trust, 3.25%, 7/15/27	150,000	159,200
Host Hotels & Resorts LP, 2.90%, 12/15/31	75,000	72,442
Invitation Homes Operating Partnership LP
2.30%, 11/15/28	50,000	49,500
2.00%, 8/15/31	185,000	174,230
Kilroy Realty LP, 4.75%, 12/15/28	100,000	114,329
National Retail Properties, Inc., 3.90%, 6/15/24	45,000	47,523
Realty Income Corp.
4.63%, 11/1/25	200,000	221,774
4.88%, 6/1/26	75,000	84,422
3.40%, 1/15/28	25,000	26,982
2.85%, 12/15/32	75,000	77,926

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
REITS - 3.0% (Continued)
Regency Centers LP, 2.95%, 9/15/29	$125,000	$129,820
Spirit Realty LP, 3.40%, 1/15/30	100,000	105,266
UDR, Inc., 2.10%, 8/1/32	25,000	23,794
WP Carey, Inc.
4.60%, 4/1/24	25,000	26,545
4.00%, 2/1/25	30,000	31,924
3.85%, 7/15/29	75,000	82,649
2.40%, 2/1/31	25,000	24,593
		2,398,714
RETAIL - 0.8%
7-Eleven, Inc., 1.30%, 2/10/28 (b)	100,000	95,319
Alimentation Couche-Tard, Inc., 3.55%, 7/26/27 (b)	50,000	53,600
AutoNation, Inc., 1.95%, 8/1/28	25,000	24,467
Dollar Tree, Inc.
4.00%, 5/15/25	75,000	80,602
4.20%, 5/15/28	125,000	139,418
Lowe's Cos., Inc., 1.70%, 9/15/28	75,000	73,556
McDonald's Corp., 4.45%, 9/1/48	25,000	30,886
Starbucks Corp., 3.80%, 8/15/25	150,000	161,896
		659,744
SAVINGS & LOANS - 0.3%
Nationwide Building Society, 3.96%, (3 Month US Libor + 1.86%), 7/18/30 (a),(b)	200,000	219,927
SEMICONDUCTORS - 0.8%
Broadcom, Inc.
3.42%, 4/15/33 (b)	150,000	157,429
3.47%, 4/15/34 (b)	165,000	172,815
3.50%, 2/15/41 (b)	25,000	25,618
Intel Corp., 3.05%, 8/12/51	75,000	77,022
Micron Technology, Inc., 2.70%, 4/15/32	50,000	50,057
NXP BV / NXP Funding LLC / NXP USA, Inc.
3.40%, 5/1/30 (b)	50,000	53,337
2.50%, 5/11/31 (b)	125,000	125,932
		662,210
SOFTWARE - 1.0%
Fiserv, Inc.
2.75%, 7/1/24	150,000	155,178
3.20%, 7/1/26	150,000	158,683
4.20%, 10/1/28	100,000	112,191
Oracle Corp.
2.88%, 3/25/31	125,000	125,934
3.60%, 4/1/40	75,000	75,511
3.60%, 4/1/50	75,000	73,700
	Shares/ Principal	Fair Value
SOFTWARE - 1.0% (Continued)
VMware, Inc.
1.80%, 8/15/28	$25,000	$24,350
2.20%, 8/15/31	75,000	73,637
		799,184
TELECOMMUNICATIONS - 3.4%
AT&T, Inc.
2.30%, 6/1/27	125,000	127,252
2.55%, 12/1/33	175,000	171,397
5.25%, 3/1/37	125,000	154,943
4.90%, 8/15/37	50,000	60,593
4.85%, 3/1/39	85,000	101,838
3.50%, 6/1/41	100,000	103,056
5.15%, 11/15/46	25,000	31,796
5.15%, 2/15/50	25,000	32,003
3.65%, 6/1/51	50,000	51,974
3.50%, 9/15/53	25,000	25,321
T-Mobile USA, Inc.
3.50%, 4/15/25	125,000	132,487
1.50%, 2/15/26	50,000	49,416
3.75%, 4/15/27	200,000	216,714
2.05%, 2/15/28	200,000	198,683
3.88%, 4/15/30	200,000	219,025
3.00%, 2/15/41	50,000	48,955
Verizon Communications, Inc.
2.10%, 3/22/28	225,000	225,611
4.33%, 9/21/28	313,000	355,843
4.02%, 12/3/29	25,000	28,053
3.15%, 3/22/30	100,000	105,915
2.55%, 3/21/31	150,000	151,503
5.25%, 3/16/37	100,000	130,200
		2,722,578
TRANSPORTATION - 0.2%
Burlington Northern Santa Fe LLC, 3.25%, 6/15/27	75,000	80,760
Canadian Pacific Railway Co., 2.45%, 12/2/31	50,000	50,958
FedEx Corp., 3.40%, 2/15/28	25,000	27,000
		158,718
TOTAL CORPORATE BONDS AND NOTES (Cost - $33,680,880)		35,400,328
AGENCY MORTGAGE BACKED SECURITIES - 19.6%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.8%
Freddie Mac Pool
4.00%, 1/1/49	368,090	399,996
3.00%, 12/1/50	794,768	836,638
2.50%, 9/1/51	980,538	1,008,452
		2,245,086

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal	Fair Value
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.2%
Fannie Mae Pool
4.50%, 6/1/31	$367,276	$404,473
4.50%, 7/1/48	506,601	543,909
5.00%, 11/1/48	359,597	403,341
Federal National Mortgage Association
2.00%, 1/1/52 (d)	1,000,000	997,500
2.50%, 1/1/52 (d)	1,000,000	1,020,938
		3,370,161
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 12.6%
Ginnie Mae
2.50%, 1/20/52 (d)	1,000,000	1,024,687
3.00%, 1/20/52 (d)	2,000,000	2,070,625
Ginnie Mae II Pool
3.50%, 4/20/47	259,156	272,942
3.50%, 12/20/47	328,222	345,683
4.50%, 2/20/48	188,594	201,794
4.50%, 5/20/48	187,357	198,577
4.50%, 8/20/48	234,755	248,814
5.00%, 8/20/48	52,863	56,310
4.50%, 9/20/48	829,046	878,486
5.00%, 10/20/48	297,232	318,727
5.00%, 11/20/48	190,527	204,306
5.00%, 12/20/48	98,630	105,763
5.00%, 1/20/49	290,526	311,537
4.00%, 2/20/49	239,634	253,389
4.50%, 3/20/49	8,301	8,798
5.00%, 3/20/49	132,667	142,261
4.00%, 5/20/49	217,259	229,311
4.50%, 10/20/49	200,074	212,056
Government National Mortgage Association
3.00%, 9/20/49	949,825	984,155
3.00%, 11/20/51	995,389	1,034,008
3.00%, 2/20/52 (d)	1,000,000	1,033,555
		10,135,784
TOTAL AGENCY MORTGAGE BACKED SECURITIES (Cost - $15,678,979)		15,751,031
U.S. TREASURY SECURITIES AND AGENCY BONDS - 15.6%
U.S. Treasury Note
0.75%, 3/31/26	580,000	569,284
1.25%, 12/31/26	860,000	859,664
1.13%, 2/29/28	1,150,000	1,134,232
1.25%, 3/31/28	1,130,000	1,120,863
1.25%, 6/30/28	3,160,000	3,130,252
1.38%, 12/31/28	860,000	856,909
U.S. Treasury Bond
4.25%, 5/15/39	440,000	604,742
	Shares/ Principal	Fair Value
U.S. TREASURY SECURITIES AND AGENCY BONDS - 15.6% (Continued)
2.38%, 11/15/49	$3,390,000	$3,739,991
Federal Farm Credit Banks Funding Corp., 1.70%, 4/23/35	540,000	525,596
TOTAL U.S. TREASURY SECURITIES AND AGENCY BONDS (Cost - $12,623,534)		12,541,533
ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 8.8%
3650R 2021-PF1 Commercial Mortgage Trust, 2.78%, 11/15/54	150,000	152,692
ASSURANT CLO LTD., 1.17%, (3 Month US Libor + 1.04%), 4/20/31 (a),(b)	1,500,000	1,500,114
Benchmark 2018-B1 Mortgage Trust, 2.75%, 1/15/51 (b)	100,000	86,823
BX Trust 2021-ARIA, 1.76%, (1 Month US Libor + 1.65%), 10/15/36 (a),(b)	150,000	149,416
Cathedral Lake VI Ltd., 2.07%, (3 Month US Libor + 1.95%), 4/25/34 (a),(b)	350,000	349,272
Cathedral Lake VIII Ltd., 2.72%, (3 Month US Libor + 2.62%), 1/20/35 (a),(b)	150,000	148,526
CBAM 2018-5 Ltd., 1.14%, (3 Month US Libor + 1.02%), 4/17/31 (a),(b)	350,000	350,005
Citigroup Commercial Mortgage Trust 2015-GC29, 3.11%, 4/10/48 (b)	100,000	96,801
COMM 2017-COR2 Mortgage Trust, 3.00%, 9/10/50 (b)	100,000	93,976
Connecticut Avenue Securities Trust 2021-R03, 1.70%, (SOFR + 1.65%), 12/25/41 (a),(b)	34,000	34,059
DOLP Trust 2021-NYC, 2.96%, 5/10/41 (b)	200,000	208,080
Elmwood CLO IV Ltd., 1.36%, (3 Month US Libor + 1.24%), 4/15/33 (a),(b)	600,000	600,330
Freddie Mac STACR REMIC Trust 2021-DNA5, 1.70%, (SOFR + 1.65%), 1/25/34 (a),(b)	30,000	30,127
Harben Finance 2017-1 PLC, 0.91%, (3 Month GBP Libor + 0.80%), 8/20/56 (a)	77,971	105,662
JP Morgan Mortgage Trust 2021-6, 2.50%, 10/25/51 (b),(e)	114,121	114,175
London Wall Mortgage Capital PLC, 0.95%, (3 Month GBP Libor + 0.85%), 11/15/49 (a)	55,106	74,638
Morgan Stanley Capital I Trust 2020-HR8, 2.04%, 7/15/53	250,000	246,545
Morgan Stanley Capital I Trust 2020-L4, 2.70%, 2/15/53	500,000	517,525
PHEAA Student Loan Trust 2012-1, 0.65%, (1 Month US Libor + 0.55%), 5/25/57 (a),(b)	208,805	205,847
TICP CLO X Ltd., 1.13%, (3 Month US Libor + 1.00%), 4/20/31 (a),(b)	1,550,000	1,549,126

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2021

	Shares/ Principal		Fair Value
ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 8.8% (Continued)
Wellfleet CLO X LTD., 1.30%, (3 Month US Libor + 1.17%), 7/20/32 (a),(b)		$375,000	$374,999
Wells Fargo Commercial Mortgage Trust 2017-C42, 2.80%, 12/15/50 (b),(e)		100,000	89,601
Wells Fargo Mortgage Backed Securities Trust 2019-3, 3.50%, 7/25/49 (b),(e)		11,501	11,587
TOTAL ASSET BACKED AND COMMERCIAL BACKED SECURITIES (Cost - $7,121,983)			7,089,926
MUNICIPAL BONDS - 1.4%
Bay Area Toll Authority, 1.63%, 4/1/28		10,000	9,865
California Statewide Communities Development Authority, 1.88%, 2/1/31		30,000	29,417
City of Tucson
1.46%, 7/1/28		5,000	4,856
1.93%, 7/1/31		30,000	29,468
Metropolitan Transportation Authority
5.99%, 11/15/30 (f)		25,000	31,079
5.18%, 11/15/49		160,000	219,028
Municipal Improvement Corp. of Los Angeles
1.65%, 11/1/28		35,000	34,337
2.07%, 11/1/30		95,000	94,195
New Jersey Turnpike Authority
1.48%, 1/1/28		5,000	4,843
7.10%, 1/1/41		25,000	39,223
San Francisco Municipal Transportation Agency, 1.30%, 3/1/28		25,000	24,368
State of California, 7.60%, 11/1/40		175,000	301,667
State of Illinois, 5.10%, 6/1/33 (f)		265,000	306,309
TOTAL MUNICIPAL BONDS (Cost - $977,633)			1,128,655
SOVEREIGN DEBTS - 1.7%
Mexico Government International Bond
3.25%, 4/16/30		290,000	297,259
3.77%, 5/24/61		200,000	184,024
Perusahaah Penerbit SBSN Indonesia III, 4.55%, 3/29/26		520,000	582,634
Peruvian Government International Bond, 3.23%, 7/28/21		20,000	17,160
Romanian Government International Bond
2.12%, 7/16/31	EUR	30,000	32,512
2.00%, 1/28/32 (b)	EUR	70,000	73,832
Saudi Government International Bond, 3.63%, 3/4/28		210,000	228,627
TOTAL SOVEREIGN DEBTS (Cost - $1,382,653)			1,416,048
	Shares/ Principal	Fair Value
SHORT-TERM INVESTMENTS - 14.9%
MONEY MARKET FUNDS - 9.8%
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 0.01% (g) (Cost - $7,841,918)	7,841,918	$7,841,918
U.S. TREASURY SECURITIES - 5.1%
U.S. Treasury Bill, 0.09%, 3/31/22 (Cost - $4,107,522)	$4,108,000	4,107,477
TOTAL SHORT-TERM INVESTMENTS (Cost - $11,949,440)		11,949,395
TOTAL INVESTMENTS - 106.1% (Cost - $83,415,102)		$85,276,916
OTHER ASSETS LESS LIABILITIES - NET (6.1)%		(4,915,694)
TOTAL NET ASSETS - 100.0%		$80,361,222

†  Represents less than 0.05%.

(a)  Variable rate security. The rate shown is the rate in effect at period end.

(b)  144A - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of December 31, 2021, these securities amounted to $10,689,559 or 13.3% of net assets.

(c)  Step coupon.

(d)  When-issued, or delayed delivery, all or a portion may be subject to dollar-roll transactions.

(e)  Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

(f)  Sinking bond security.

(g)  The rate shown is the annualized seven-day yield at period end.

CLO - Collateralized Loan Obligation

CMT - Treasury Constant Maturity Rate

EUR - EURO

Libor - London Interbank Offer Rate

PLC - Public Limited Company

REMIC - Real Estate Mortgage Investment Conduit

SOFR - Secured Overnight Financing Rate

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2021

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Number of Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
U.S. 10 Year Note Future	Morgan Stanley	54	3/22/2022	$7,045,313	$44,901
U.S. 2 Year Note Future	Morgan Stanley	39	3/31/2022	8,508,703	(5,008)
U.S. Long Bond Future	Morgan Stanley	20	3/22/2022	3,208,750	13,150
U.S. Ultra Bond Future	Morgan Stanley	19	3/22/2022	3,745,375	59,667
					112,710
SHORT FUTURES CONTRACTS
U.S. 10 Year Ultra Future	Morgan Stanley	20	3/22/2022	2,928,750	(43,323)
U.S. 5 Year Note Future	Morgan Stanley	53	3/31/2022	6,411,758	(16,390)
					(59,713)
TOTAL NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS					$52,997

INTEREST RATE SWAPTIONS PURCHASED
Counterparty	Description*	Floating Rate Index	Exercise Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid	Unrealized Appreciation (Depreciation)
JP Morgan Chase Bank	Call - IRS SWAPTION	Pay GBP SONIO	Receives 0.30%	09/08/23	1,360,000	GBP	$287	$2,643	$(2,356)
JP Morgan Chase Bank	Call - IRS SWAPTION	Pay GBP SONIO	Receives 0.28%	09/08/23	1,040,000	GBP	206	1,984	(1,778)
TOTAL FAIR VALUE, PREMIUMS PAID AND NET UNREALIZED DEPRECIATION ON INTEREST RATE SWAPTIONS PURCHASED							$493	$4,627	$(4,134)

*  The Fund may receive or pay a variable rate.

INTEREST RATE SWAPTIONS WRITTEN
Counterparty	Description*	Floating Rate Index	Exercise Rate	Expiration Date	Notional Amount		Fair Value	Premiums Received	Unrealized Appreciation (Depreciation)
JP Morgan Chase Bank	Call - IRS SWAPTION	Pay GBP SONIO	Receives 0.40%	09/08/23	140,000	GBP	$(1,266)	$(2,636)	$1,370
JP Morgan Chase Bank	Call - IRS SWAPTION	Pay GBP SONIO	Receives 0.36%	09/08/23	110,000	GBP	(897)	(2,033)	1,136
TOTAL FAIR VALUE, PREMIUMS RECEIVED AND NET UNREALIZED APPRECIATION ON INTEREST RATE SWAPTIONS WRITTEN							$(2,163)	$(4,669)	$2,506

*  The Fund may receive or pay a variable rate.

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2021

INTEREST RATE SWAPS
Counterparty	Payment Frequency	Fund Receives	Fund Pays	Expiration Date	Notional Amount†		Fair Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Morgan Stanley	Semi-Annually	2.25%	3 Month Canadian Dollar Offered Rate	12/15/51	220,000	CAD	$6,504	$1,964	$4,540
Morgan Stanley	Quarterly	1.25%	3 Month New Zealand Dollar Bank Bill Rate	12/15/22	540,000	NZD	(1,382)	(461)	(921)
Morgan Stanley	Quarterly	0.19%	3 Month Australian Bill	03/16/32	5,870,000	AUD	(13,844)	(1,553)	(12,291)
Morgan Stanley	Annually	0.25%	Swiss Average Rate Overnight	03/16/32	300,000	CHF	4,392	4,309	83
Morgan Stanley	Quarterly	3 Month New Zealand Dollar Bank Bill Rate	2.75%	03/16/32	330,000	NZD	(1,381)	(2,564)	1,183
Morgan Stanley	Quarterly	3 Month US Libor	1 Month US Libor	07/25/24	3,160,000	USD	837	735	102
Morgan Stanley	Quarterly	0.50%	3 Month Stibor	03/18/24	8,180,000	SEK	2,182	1,876	306
Morgan Stanley	Annually	Secured Overnight Financing Rate	0.25%	03/18/24	580,000	USD	7,107	5,610	1,497
Morgan Stanley	Annually	Secured Overnight Financing Rate	1.00%	03/16/27	1,250,000	USD	16,122	8,514	7,608
Morgan Stanley	Semi-Annually	3 Month Canadian Dollar Offered Rate	1.75%	03/16/27	830,000	CAD	3,488	5,809	(2,321)
Morgan Stanley	Quarterly	1.00%	3 Month Stockholm Interbank Offered Rate	03/16/32	4,230,000	SEK	400	7,392	(6,992)
Morgan Stanley	Quarterly	0.75%	3 Month Stockholm Interbank Offered Rate	03/16/27	1,980,000	SEK	–	1,346	(1,346)
Morgan Stanley	Semi-Annually	0.25%	6 Month Euribor	03/16/32	140,000	EUR	(1,234)	255	(1,489)
Morgan Stanley	Annually	Sterling Overnight Interbank Average Rate	0.75%	03/16/32	730,000	GBP	19,896	(313)	20,209
Morgan Stanley	Semi-Annually	3 Month Canadian Dollar Offered Rate	1.68%	08/22/28	620,000	CAD	7,821	(334)	8,155
Morgan Stanley	Semi-Annually	1.56%	3 Month Canadian Dollar Offered Rate	08/22/25	780,000	CAD	(6,488)	174	(6,662)
Morgan Stanley	Semi-Annually	6 Month Norway Ibor	2.13%	05/12/31	4,620,000	NOK	(4,203)	(3,864)	(339)
Morgan Stanley	Semi-Annually	2.50%	3 Month Canadian Dollar Offered Rate	10/14/31	460,000	CAD	6,267	2,090	4,177
Morgan Stanley	Semi-Annually	2.00%	6 Month Norway Ibor	03/16/32	840,000	NOK	753	2,454	(1,701)
Morgan Stanley	Annually	1.50%	Secured Overnight Financing Rate	03/16/32	410,000	USD	5,946	7,967	(2,021)
Morgan Stanley	Semi-Annually	1.25%	6 Month Australian Bill	03/16/27	2,870,000	AUD	(50,342)	(48,606)	(1,736)
Morgan Stanley	Annually	Tokyo Overnight Weighted Average Rate	0.00%	03/16/32	25,840,000	JPY	1,888	1,011	877
Morgan Stanley	Semi-Annually	2.00%	6 Month Australian Bill	03/16/32	530,000	AUD	(970)	383	(1,353)

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2021

Counterparty	Payment Frequency	Fund Receives	Fund Pays	Expiration Date	Notional Amount†		Fair Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Morgan Stanley	Semi-Annually	3 Month Canadian Dollar Offered Rate	2.00%	03/16/32	570,000	CAD	$216	$843	$(627)
Morgan Stanley	Annually	Sterling Overnight Interbank Average Rate	0.50%	03/16/27	420,000	GBP	15,739	10,786	4,953
Morgan Stanley	Semi-Annually	6 Month Norway Ibor	2.00%	03/16/27	3,590,000	NOK	(1,828)	(1,371)	(457)
Morgan Stanley	Semi-Annually	2.10%	3 Month Canadian Dollar Offered Rate	12/19/33	200,000	CAD	(648)	998	(1,646)
Morgan Stanley	Annually	Secured Overnight Financing Rate	1.75%	03/18/52	140,000	USD	(9,731)	(11,871)	2,140
TOTAL FAIR VALUE, PREMIUMS PAID (RECEIVED) AND NET UNREALIZED APPRECIATION ON INTEREST RATE SWAPS							$7,507	$(6,421)	$13,928

†  Unless otherwise indicated, notional amount is shown in USD.

CREDIT DEFAULT SWAPS
Counterparty	Reference Obligation/ Index	Payment Frequency	Buy/Sell Protection	Fixed Rate Received	Fixed Rate Paid	Credit Rating*	Expiration Date	Notional Amount	Fair Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Morgan Stanley	CD CDX.IG.28	Quarterly	Buy	1.00%	-	BBB	06/20/22	$2,225,000	$9,057	$7,151	$1,906
Morgan Stanley	CD The Boeing Company	Quarterly	Buy	1.00%	-	BBB-	06/20/24	100,000	696	1,182	(486)
Morgan Stanley	CD Prudential Financial, Inc.	Quarterly	Buy	1.00%	-	A-	06/20/24	175,000	3,215	1,555	1,660
Morgan Stanley	CD Republic of Indonesia	Quarterly	Buy	1.00%	-	BBB	06/20/24	550,000	9,163	1,755	7,408
Morgan Stanley	CD CD.NA.IG.34	Quarterly	Buy	1.00%	-	BBB	06/20/25	625,000	12,078	6,185	5,893
Morgan Stanley	CD General Electric Company	Quarterly	Buy	1.00%	-	BBB+	06/20/26	325,000	5,657	3,945	1,712
Morgan Stanley	CD Russian Federation	Quarterly	Buy	1.00%	-	BBB-	12/20/26	10,000	(115)	65	(180)
TOTAL FAIR VALUE PREMIUM PAID (RECEIVED) AND NET UNREALIZED APPRECIATION ON CREDIT DEFAULT SWAPS									$39,751	$21,838	$17,913

*  Using S&P's rating of the issuer or the underlying securities of the index.

FORWARD FOREIGN CURRENCY CONTRACTS
Settlement Date	Counterparty	Currency Units to Receive		In Exchange For		Unrealized Appreciation (Depreciation)
01/21/22	Morgan Stanley	39,515	GBP	54,415	USD	$(896)
01/21/22	Morgan Stanley	3,619	USD	2,679	GBP	(9)
01/21/22	Morgan Stanley	238,143	USD	172,934	GBP	3,923
03/16/22	Morgan Stanley	26,863	EUR	30,624	USD	(29)
03/16/22	Morgan Stanley	41,141	USD	60,312	NZD	(101)
TOTAL NET UNREALIZED APPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS						$2,888
See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2021

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - Pound Sterling

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Assets and Liabilities

December 31, 2021

Assets:	Global Atlantic BlackRock Allocation Portfolio	Global Atlantic BlackRock Disciplined Core Portfolio	Global Atlantic BlackRock Disciplined Growth Portfolio	Global Atlantic BlackRock Disciplined International Core Portfolio
Investments in securities, at cost	$64,125,910	$508,656,288	$82,829,278	$150,970,504
Investments in securities, at fair value	$78,009,420	$717,349,964	$125,426,015	$173,259,700
Foreign cash (cost $-, $-, $- and $399,464, respectively)	-	-	-	407,506
Deposit with broker	-	453,652	55,129	137,243
Unrealized appreciation on futures contracts	-	127,608	12,424	54,759
Receivable for securities sold	-	271	-	2,264,902
Receivable for portfolio shares sold	-	-	14,972	-
Interest and dividends receivable	20,195	370,846	27,536	629,250
Prepaid expenses	2,897	26,351	4,754	6,497
Total Assets	78,032,512	718,328,692	125,540,830	176,759,857
Liabilities:
Payable for securities purchased	1,241	-	-	2,122,100
Payable for portfolio shares redeemed	351,929	468,738	127,544	41,271
Accrued distribution (12b-1) fees	3,320	8,898	5,813	11,315
Accrued investment advisory fees	14,457	234,055	39,372	91,254
Administrative service fees payable	1,979	18,169	3,274	4,397
Accrued expenses and other liabilities	7,377	67,694	15,405	4,611
Total Liabilities	380,303	797,554	191,408	2,274,948
Net Assets	$77,652,209	$717,531,138	$125,349,422	$174,484,909
Composition of Net Assets:
Paid-in capital	$55,647,430	$406,173,447	$104,517,319	$155,867,354
Total distributable earnings	22,004,779	311,357,691	20,832,103	18,617,555
Net Assets	$77,652,209	$717,531,138	$125,349,422	$174,484,909
Class I Shares:
Net Assets	$61,825,949	$674,859,014	$97,770,471	$120,257,964
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	4,694,098	39,472,325	4,838,481	10,411,698
Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$13.17	$17.10	$20.21	$11.55
Class II Shares:
Net Assets	$15,826,260	$42,672,124	$27,578,951	$54,226,945
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	1,204,911	2,500,156	1,365,998	4,703,098
Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$13.13	$17.07	$20.19	$11.53

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Assets and Liabilities (Continued)

December 31, 2021

Assets:	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	Global Atlantic BlackRock Disciplined Value Portfolio	Global Atlantic BlackRock High Yield Portfolio	Global Atlantic Goldman Sachs Core Fixed Income Portfolio
Investments in securities, at cost	$308,191,339	$236,494,050	$62,094,402	$83,415,102
Investments in securities, at fair value	$360,713,225	$279,842,802	$64,249,827	$85,276,916
Swaptions purchased, at fair value (premiums paid $-, $-, $- and $4,627, respectively)	-	-	-	493
Premiums paid on open swap contracts, net	-	-	-	15,418
Cash	1,041	455	4	45
Foreign cash (cost $-, $-, $- and $88,930, respectively)	-	-	-	90,207
Deposit with broker	229,254	171,287	19,712	818,909
Unrealized appreciation on forward foreign currency contracts	-	-	-	3,923
Unrealized appreciation on futures contracts	61,506	46,353	11,327	52,997
Unrealized appreciation on swap contracts	-	-	-	31,841
Receivable for securities sold	-	-	-	3,061,677
Interest and dividends receivable	83,531	191,528	962,578	407,237
Prepaid expenses	14,123	10,266	2,415	2,973
Total Assets	361,102,680	280,262,691	65,245,863	89,762,636
Liabilities:
Swaptions written, at fair value (premiums received $-, $-, $- and $4,669, respectively)	-	-	-	2,163
Unrealized depreciation on forward foreign currency contracts	-	-	-	1,035
Payable for securities purchased	-	-	-	9,200,277
Payable for portfolio shares redeemed	243,506	339,289	198,704	166,892
Accrued distribution (12b-1) fees	31,158	1,655	170	-
Accrued investment advisory fees	162,661	104,680	27,042	23,980
Administrative service fees payable	9,185	7,035	1,627	2,044
Accrued expenses and other liabilities	34,295	30,646	7,067	5,023
Total Liabilities	480,805	483,305	234,610	9,401,414
Net Assets	$360,621,875	$279,779,386	$65,011,253	$80,361,222
Composition of Net Assets:
Paid-in capital	$259,962,054	$189,431,251	$64,083,712	$77,090,347
Total distributable earnings	100,659,821	90,348,135	927,541	3,270,875
Net Assets	$360,621,875	$279,779,386	$65,011,253	$80,361,222
Class I Shares:
Net Assets	$212,083,373	$271,801,155	$64,218,742	$80,361,222
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	11,996,313	19,438,143	6,385,784	7,976,600
Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$17.68	$13.98	$10.06	$10.07
Class II Shares:
Net Assets	$148,538,502	$7,978,231	$792,511	$-
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	8,428,037	570,043	78,805	-
Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$17.62	$14.00	$10.06	$-

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Operations

For the Year Ended December 31, 2021

	Global Atlantic BlackRock Allocation Portfolio	Global Atlantic BlackRock Disciplined Core Portfolio	Global Atlantic BlackRock Disciplined Growth Portfolio	Global Atlantic BlackRock Disciplined International Core Portfolio
Investment Income:
Dividend income*	$1,446,617	$8,499,799	$473,269	$4,182,778
Interest income	32	-	-	-
Total Investment Income	1,446,649	8,499,799	473,269	4,182,778
Expenses:
Investment advisory fee	173,723	2,589,469	226,248	967,100
Distribution fees (12b-1) - Class II Shares	39,488	96,736	56,518	118,273
Administrative service fees	24,956	209,817	18,423	50,929
Legal fees	16,832	141,220	12,298	34,384
Trustees fees	6,810	55,079	3,960	13,558
Custody fees	2,808	26,462	10,089	164,556
Miscellaneous expenses	27,128	228,661	24,579	94,443
Total Expenses	291,745	3,347,444	352,115	1,443,243
Expenses waived/reimbursed	(3,906)	(26,103)	(6,330)	(162,171)
Net Expenses	287,839	3,321,341	345,785	1,281,072
Net Investment Income	1,158,810	5,178,458	127,484	2,901,706
Net Realized and Change in Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	7,447,427	107,721,364	14,917,171	17,507,567
Futures contracts	-	4,008,492	159,036	353,569
Foreign currency translations	-	(100)	-	(31,162)
Capital gain distributions from underlying funds	-	-	-	36,614
	7,447,427	111,729,756	15,076,207	17,866,588
Net change in unrealized appreciation/(depreciation) on:
Investments	(189,980)	49,648,526	(1,216,557)	(7,556,894)
Futures contracts	-	(344,903)	(4,635)	1,365
Foreign currency translations	-	253	-	(22,990)
	(189,980)	49,303,876	(1,221,192)	(7,578,519)
Net Realized and Change in Unrealized Gain	7,257,447	161,033,632	13,855,015	10,288,069
Net Increase in Net Assets Resulting from Operations	$8,416,257	$166,212,090	$13,982,499	$13,189,775
* Foreign taxes withheld	$-	$16,526	$61	$481,577

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Operations (Continued)

For the Year Ended December 31, 2021

	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	Global Atlantic BlackRock Disciplined Value Portfolio	Global Atlantic BlackRock High Yield Portfolio	Global Atlantic Goldman Sachs Core Fixed Income Portfolio
Investment Income:
Dividend income*	$1,481,602	$4,974,986	$20	$56
Interest income	-	-	3,361,435	1,918,368
Total Investment Income	1,481,602	4,974,986	3,361,455	1,918,424
Expenses:
Investment advisory fee	1,518,203	1,228,976	329,241	287,399
Distribution fees (12b-1) - Class II Shares	237,234	19,396	2,007	-
Administrative service fees	88,224	86,308	20,810	26,715
Legal fees	59,230	58,197	14,037	18,029
Trustees fees	22,496	22,798	5,680	7,447
Custody fees	24,501	21,994	6,107	12,993
Miscellaneous expenses	94,285	93,741	22,817	29,346
Total Expenses	2,044,173	1,531,410	400,699	381,929
Expenses waived/reimbursed	(22,900)	(13,916)	(4,298)	(8,039)
Net Expenses	2,021,273	1,517,494	396,401	373,890
Net Investment Income (Loss)	(539,671)	3,457,492	2,965,054	1,544,534
Net Realized and Change in Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	64,895,882	50,490,811	1,444,343	284,536
Short sales	-	-	-	91
Futures contracts	1,428,241	1,700,255	(5,154)	(315,193)
Swap contracts	-	-	-	(184,942)
Swaptions	-	-	-	31,814
Forward foreign currency contracts	-	-	-	(86,707)
Foreign currency translations	-	-	-	(10,898)
	66,324,123	52,191,066	1,439,189	(281,299)
Net change in unrealized appreciation/(depreciation) on:
Investments	(33,097,481)	7,991,023	(1,862,372)	(3,166,654)
Short Sales	-	-	-	(469)
Futures contracts	(122,269)	(162,590)	13,311	123,139
Swap contracts	-	-	-	8,308
Swaptions	-	-	-	(2,510)
Forward foreign currency contracts	-	-	-	52,377
Foreign currency translations	-	-	-	(332)
	(33,219,750)	7,828,433	(1,849,061)	(2,986,141)
Net Realized and Change in Unrealized Gain/ (Loss)	33,104,373	60,019,499	(409,872)	(3,267,440)
Net Increase (Decrease) in Net Assets Resulting from Operations	$32,564,702	$63,476,991	$2,555,182	$(1,722,906)
* Foreign taxes withheld	$1,058	$1,190	$-	$-

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets

	Global Atlantic BlackRock Allocation Portfolio		Global Atlantic BlackRock Disciplined Core Portfolio
	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$1,158,810	$1,264,798	$5,178,458	$6,713,949
Net realized gain	7,447,427	2,321,018	111,729,756	28,008,337
Net change in unrealized appreciation (depreciation)	(189,980)	6,710,514	49,303,876	66,845,901
Net increase in net assets resulting from operations	8,416,257	10,296,330	166,212,090	101,568,187
From Distributions to Shareholders:
Total distributions paid	(3,880,297)	(3,581,012)	(34,691,795)	(31,381,879)
From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	1,841,622	2,145,998	23,825,395 *	293,287
Class II	1,120,778	1,535,338	5,169,859 *	292,426
Reinvestment of distributions
Class I	3,136,835	2,884,959	32,715,715	29,546,445
Class II	743,463	696,053	1,976,080	1,835,434
Cost of shares redeemed
Class I	(11,584,403)	(12,033,397)	(80,674,613)	(68,367,445)
Class II	(3,138,099)	(2,926,596)	(8,827,419)	(4,800,829)
Net decrease in net assets from share transactions of beneficial interest	(7,879,804)	(7,697,645)	(25,814,983)	(41,200,682)
Total increase (decrease) in net assets	(3,343,844)	(982,327)	105,705,312	28,985,626
Net Assets:
Beginning of year	80,996,053	81,978,380	611,825,826	582,840,200
End of year	$77,652,209	$80,996,053	$717,531,138	$611,825,826
Share Activity:
Class I
Shares sold	140,020	186,381	1,430,902 **	23,630
Shares reinvested	240,740	255,080	1,998,517	2,409,987
Shares redeemed	(889,588)	(1,052,132)	(5,101,518)	(5,503,376)
Net decrease in shares of beneficial interest outstanding	(508,828)	(610,671)	(1,672,099)	(3,069,759)
Share Activity:
Class II
Shares sold	85,829	132,908	312,152 **	22,222
Shares reinvested	57,190	61,707	120,861	149,831
Shares redeemed	(243,437)	(256,098)	(564,297)	(378,988)
Net decrease in shares of beneficial interest outstanding	(100,418)	(61,483)	(131,284)	(206,935)

*  Includes the value received from shares issued in connection with the reorganization. See Note 13 in the Notes to Financial Statements.

**  Includes shares issued in connection with reorganization. See Note 13 in the Notes to Financial Statements.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic BlackRock Disciplined Growth Portfolio		Global Atlantic BlackRock Disciplined International Core Portfolio
	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$127,484	$38,336	$2,901,706	$1,942,977
Net realized gain (loss)	15,076,207	1,869,667	17,866,588	(4,558,850)
Net change in unrealized appreciation (depreciation)	(1,221,192)	3,555,040	(7,754,649)	15,738,052
Net increase in net assets resulting from operations	13,982,499	5,463,043	13,189,775	13,122,179
From Distributions to Shareholders:
Total distributions paid	(1,872,995)	(1,026,608)	(2,551,441)	(2,589,599)
From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	97,856,259 *	-	16,738,187 *	1,103,114
Class II	7,299,576 *	795,624	13,978,820 *	694,580
Reinvestment of distributions
Class I	1,467,358	-	1,833,625	1,917,814
Class II	405,637	1,026,607	717,816	671,785
Cost of shares redeemed
Class I	(8,649,029)	-	(12,100,080)	(10,239,925)
Class II	(5,314,796)	(4,161,048)	(5,878,741)	(4,712,910)
Net increase (decrease) in net assets from share transactions of beneficial interest	93,065,005	(2,338,817)	15,289,627	(10,565,542)
Total increase (decrease) in net assets	105,174,509	2,097,618	25,927,961	(32,962)
Net Assets:
Beginning of year	20,174,913	18,077,295	148,556,948	148,589,910
End of year	$125,349,422	$20,174,913	$174,484,909	$148,556,948
Share Activity:
Class I
Shares sold	5,204,444 **	-	1,458,438 **	131,746
Shares reinvested	75,481	-	158,072	210,517
Shares redeemed	(441,444)	-	(1,053,285)	(1,099,777)
Net increase (decrease) in shares of beneficial interest outstanding	4,838,481	-	563,225	(757,514)
Share Activity:
Class II
Shares sold	389,649 **	60,808	1,221,987 **	84,611
Shares reinvested	20,877	71,441	61,987	73,823
Shares redeemed	(297,713)	(307,056)	(511,655)	(512,023)
Net increase (decrease) in shares of beneficial interest outstanding	112,813	(174,807)	772,319	(353,589)

*  Includes the value received from shares issued in connection with the reorganization. See Note 13 in the Notes to Financial Statements.

**  Includes shares issued in connection with reorganization. See Note 13 in the Notes to Financial Statements.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio		Global Atlantic BlackRock Disciplined Value Portfolio
	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(539,671)	$68,192	$3,457,492	$4,342,335
Net realized gain (loss)	66,324,123	23,700,338	52,191,066	(4,910,551)
Net change in unrealized appreciation (depreciation)	(33,219,750)	37,642,627	7,828,433	8,025,829
Net increase in net assets resulting from operations	32,564,702	61,411,157	63,476,991	7,457,613
From Distributions to Shareholders:
Total distributions paid	(23,682,050)	(14,730,628)	(3,594,121)	(14,604,649)
From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	55,813,006 *	614,595	614,623	614,076
Class II	90,838,795 *	125,537	188,856	254,546
Reinvestment of distributions
Class I	13,977,471	10,866,505	3,509,478	14,211,082
Class II	9,704,578	3,864,123	84,643	393,567
Cost of shares redeemed
Class I	(29,299,309)	(24,429,910)	(35,365,378)	(29,391,970)
Class II	(11,805,579)	(6,945,832)	(1,094,831)	(744,114)
Net increase (decrease) in net assets from share transactions of beneficial interest	129,228,962	(15,904,982)	(32,062,609)	(14,662,813)
Total increase (decrease) in net assets	138,111,614	30,775,547	27,820,261	(21,809,849)
Net Assets:
Beginning of year	222,510,261	191,734,714	251,959,125	273,768,974
End of year	$360,621,875	$222,510,261	$279,779,386	$251,959,125
Share Activity:
Class I
Shares sold	3,012,584 **	46,992	46,837	65,058
Shares reinvested	765,469	763,634	259,194	1,491,194
Shares redeemed	(1,640,482)	(1,767,666)	(2,741,658)	(2,826,318)
Net increase (decrease) in shares of beneficial interest outstanding	2,137,571	(957,040)	(2,435,627)	(1,270,066)
Share Activity:
Class II
Shares sold	4,915,247 **	9,404	15,149	23,718
Shares reinvested	532,633	271,548	6,242	41,211
Shares redeemed	(656,427)	(507,907)	(85,508)	(70,617)
Net increase (decrease) in shares of beneficial interest outstanding	4,791,453	(226,955)	(64,117)	(5,688)

*  Includes the value received from shares issued in connection with the reorganization. See Note 13 in the Notes to Financial Statements.

**  Includes shares issued in connection with reorganization. See Note 13 in the Notes to Financial Statements.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic BlackRock High Yield Portfolio		Global Atlantic Goldman Sachs Core Fixed Income Portfolio
	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$2,965,054	$3,218,036	$1,544,534	$1,983,068
Net realized gain (loss)	1,439,189	(1,622,955)	(281,299)	3,680,116
Net change in unrealized appreciation (depreciation)	(1,849,061)	1,741,661	(2,986,141)	2,553,404
Net increase (decrease) in net assets resulting from operations	2,555,182	3,336,742	(1,722,906)	8,216,588
From Distributions to Shareholders:
Total distributions paid	(3,219,040)	(3,704,548)	(5,827,630)	(4,212,919)
From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	6,056,458	8,495,258	3,742,962	8,702,714
Class II	38,887	29,833	-	-
Reinvestment of distributions
Class I	3,182,155	3,661,770	5,827,630	4,212,919
Class II	36,885	42,778	-	-
Cost of shares redeemed
Class I	(10,554,711)	(16,330,289)	(13,200,885)	(15,883,140)
Class II	(75,165)	(168,251)	-	-
Net decrease in net assets from share transactions of beneficial interest	(1,315,491)	(4,268,901)	(3,630,293)	(2,967,507)
Total increase (decrease) in net assets	(1,979,349)	(4,636,707)	(11,180,829)	1,036,162
Net Assets:
Beginning of year	66,990,602	71,627,309	91,542,051	90,505,889
End of year	$65,011,253	$66,990,602	$80,361,222	$91,542,051
Share Activity:
Class I
Shares sold	591,243	857,690	353,421	778,521
Shares reinvested	318,854	377,892	579,287	386,506
Shares redeemed	(1,035,993)	(1,652,722)	(1,226,960)	(1,435,874)
Net decrease in shares of beneficial interest outstanding	(125,896)	(417,140)	(294,252)	(270,847)
Share Activity:
Class II
Shares sold	3,773	2,999	-	-
Shares reinvested	3,696	4,414	-	-
Shares redeemed	(7,361)	(17,075)	-	-
Net increase (decrease) in shares of beneficial interest outstanding	108	(9,662)	-	-

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Allocation Portfolio

Selected data for a Class I share outstanding throughout each period indicated

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$12.45	$11.42	$9.62	$10.19		$10.00
Income from investment operations:
Net investment income (b,c)	0.20	0.19	0.23	0.21		0.06
Net realized and unrealized gain (loss) (d)	1.20	1.40	1.79	(0.73)		0.13
Total income (loss) from investment operations	1.40	1.59	2.02	(0.52)		0.19
Less distributions from:
Net investment income	(0.23)	(0.27)	(0.22)	(0.05)		-
Net realized gains	(0.45)	(0.29)	-	0.00	(e)	-
Total distributions from net investment income and net realized gains	(0.68)	(0.56)	(0.22)	(0.05)		-
Net asset value, end of period	$13.17	$12.45	$11.42	$9.62		$10.19
Total return (f)	11.33%	14.46%	21.09%	(5.14	)% (g)	1.90	% (g)
Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$61,826	$64,791	$66,410	$63,462		$75,191
Ratio of net expenses to average net assets (h)	0.31%	0.31%	0.31%	0.31%		0.31	% (i)
Ratio of gross expenses to average net assets (h,j)	0.32%	0.33%	0.34%	0.32%		0.32	% (i)
Ratio of net investment income to average net assets (c,h)	1.52%	1.69%	2.15%	2.06%		4.15	% (i)
Portfolio turnover rate	73%	85%	61%	54%		2	% (k)

(a)  Global Atlantic BlackRock Allocation Portfolio inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(e)  Less than $0.005 per share.

(f)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(g)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(h)  Does not include the expenses of the investment companies in which the Portfolio invests.

(i)  Annualized.

(j)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(k)  Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Allocation Portfolio

Selected data for a Class II share outstanding throughout each period indicated

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$12.41	$11.39	$9.61	$10.18		$10.00
Income from investment operations:
Net investment income (b,c)	0.17	0.17	0.21	0.20		0.14
Net realized and unrealized gain (loss) (d)	1.19	1.38	1.78	(0.74)		0.04
Total income (loss) from investment operations	1.36	1.55	1.99	(0.54)		0.18
Less distributions from:
Net investment income	(0.19)	(0.24)	(0.21)	(0.03)		-
Net realized gains	(0.45)	(0.29)	-	0.00	(e)	-
Total distributions from net investment income and net realized gains	(0.64)	(0.53)	(0.21)	(0.03)		-
Net asset value, end of period	$13.13	$12.41	$11.39	$9.61		$10.18
Total return (f)	11.04%	14.13%	20.82%	(5.33	)% (g)	1.80	% (g)
Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$15,826	$16,205	$15,568	$13,806		$9,034
Ratio of net expenses to average net assets (h)	0.56%	0.56%	0.56%	0.56%		0.56	% (i)
Ratio of gross expenses to average net assets (h,j)	0.57%	0.58%	0.59%	0.57%		0.56	% (i)
Ratio of net investment income to average net assets (c,h)	1.28%	1.45%	1.91%	1.99%		9.11	% (i)
Portfolio turnover rate	73%	85%	61%	54%		2	% (k)

(a)  Global Atlantic BlackRock Allocation Portfolio inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(e)  Less than $0.005 per share.

(f)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(g)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(h)  Does not include the expenses of the investment companies in which the Portfolio invests.

(i)  Annualized.

(j)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(k)  Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined Core Portfolio

Selected data for a Class I share outstanding throughout each period indicated

	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$13.98		$12.39	$9.74	$10.38		$10.00
Income from investment operations:
Net investment income (b)	0.13		0.15	0.17	0.16		0.03
Net realized and unrealized gain (loss) (c)	3.84		2.19	2.66	(0.64)		0.35
Total income (loss) from investment operations	3.97		2.34	2.83	(0.48)		0.38
Less distributions from:
Net investment income	(0.15)		(0.20)	(0.18)	(0.12)		-
Net realized gains	(0.70)		(0.55)	-	(0.04)		-
Total distributions from net investment income and net realized gains	(0.85)		(0.75)	(0.18)	(0.16)		-
Net asset value, end of period	$17.10		$13.98	$12.39	$9.74		$10.38
Total return (d)	28.67%		19.69%	29.21%	(4.75	)% (e)	3.80	% (e)
Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$674,859		$575,095	$547,724	$486,491		$315,936
Ratio of net expenses to average net assets	0.49%		0.48%	0.48%	0.48%		0.48	% (f)
Ratio of gross expenses to average net assets (g)	0.49%		0.50%	0.50%	0.49%		0.48	% (f)
Ratio of net investment income to average net assets	0.79%		1.23%	1.53%	1.51%		1.67	% (f)
Portfolio turnover rate	109	% (h)	122%	130%	156%		18	% (i)

(a)  Global Atlantic BlackRock Disciplined Core Portfolio inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(f)  Annualized.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)  During the year ended December 31, 2021, the Portfolio engaged in security transactions associated with the transition of assets from Global Atlantic BlackRock Disciplined U.S. Core Portfolio, which merged into the Portfolio on August 20, 2021. Certain security transactions were excluded from the portfolio turnover rate calculation. If these transactions were included, portfolio turnover would have been higher.

(i)  Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined Core Portfolio

Selected data for a Class II share outstanding throughout each period indicated

	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$13.96		$12.37	$9.72	$10.37		$10.00
Income from investment operations:
Net investment income (b)	0.09		0.12	0.14	0.13		0.02
Net realized and unrealized gain (loss) (c)	3.83		2.18	2.66	(0.65)		0.35
Total income (loss) from investment operations	3.92		2.30	2.80	(0.52)		0.37
Less distributions from:
Net investment income	(0.11)		(0.16)	(0.15)	(0.09)		-
Net realized gains	(0.70)		(0.55)	-	(0.04)		-
Total distributions from net investment income and net realized gains	(0.81)		(0.71)	(0.15)	(0.13)		-
Net asset value, end of period	$17.07		$13.96	$12.37	$9.72		$10.37
Total return (d)	28.35%		19.42%	28.94%	(5.06	)% (e)	3.70	% (e)
Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$42,672		$36,731	$35,116	$32,442		$36,674
Ratio of net expenses to average net assets	0.74%		0.73%	0.73%	0.73%		0.72	% (f)
Ratio of gross expenses to average net assets (g)	0.74%		0.75%	0.75%	0.74%		0.72	% (f)
Ratio of net investment income to average net assets	0.54%		0.98%	1.28%	1.24%		1.00	% (f)
Portfolio turnover rate	109	% (h)	122%	130%	156%		18	% (i)

(a)  Global Atlantic BlackRock Disciplined Core Portfolio inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(f)  Annualized.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)  During the year ended December 31, 2021, the Portfolio engaged in security transactions associated with the transition of assets from Global Atlantic BlackRock Disciplined U.S. Core Portfolio, which merged into the Portfolio on August 20, 2021. Certain security transactions were excluded from the portfolio turnover rate calculation. If these transactions were included, portfolio turnover would have been higher.

(i)  Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined Growth Portfolio

Selected data for a Class I share outstanding throughout the period indicated

	For the Period Ended December 31, 2021 (a)
Net asset value, beginning of period	$18.80
Income from investment operations:
Net investment income (b)	0.03
Net realized and unrealized gain (loss) (c)	1.67
Total income from investment operations	1.70
Less distributions from:
Net investment income	-
Net realized gains	(0.29)
Total distributions from net investment income and net realized gains	(0.29)
Net asset value, end of period	$20.21
Total return (d)	9.12%
Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$97,770
Ratio of net expenses to average net assets	0.48	% (e)
Ratio of gross expenses to average net assets	0.48	% (e)
Ratio of net investment income to average net assets	0.36	% (e)
Portfolio turnover rate	130	% (f,g)

(a)  Global Atlantic BlackRock Disciplined Growth Portfolio inception date is November 1, 2017. The Fund commenced operations on November 6, 2017. Class I commenced operations on August 20, 2021 as a result of a reorganization (see Note 13 in the Notes to Financial Statements).

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Annualized.

(f)  Not annualized.

(g)  During the year ended December 31, 2021, the Portfolio engaged in security transactions associated with the transition of assets from Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio, which merged into the Portfolio on August 20, 2021. Certain security transactions were excluded from the portfolio turnover rate calculation. If these transactions were included, portfolio turnover would have been higher.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined Growth Portfolio

Selected data for a Class II share outstanding throughout each period indicated

	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$16.10		$12.66	$9.85	$10.32	$10.00
Income from investment operations:
Net investment income (loss) (b)	(0.00	) (c)	0.03	0.07	0.08	0.02
Net realized and unrealized gain (loss) (d)	4.38		4.26	3.18	(0.38)	0.30
Total income (loss) from investment operations	4.38		4.29	3.25	(0.30)	0.32
Less distributions from:
Net investment income	-		(0.06)	(0.06)	(0.08)	-
Net realized gains	(0.29)		(0.79)	(0.38)	(0.09)	-
Total distributions from net investment income and net realized gains	(0.29)		(0.85)	(0.44)	(0.17)	-
Net asset value, end of period	$20.19		$16.10	$12.66	$9.85	$10.32
Total return (e)	27.29%		34.68%	33.38%	(2.98)%	3.20	% (f)
Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$27,579		$20,175	$18,077	$15,807	$20,534
Ratio of net expenses to average net assets	0.77%		0.79%	0.79%	0.79%	0.79	% (g)
Ratio of gross expenses to average net assets (h)	0.80%		0.87%	0.85%	0.81%	0.80	% (g)
Ratio of net investment income to average net assets	(0.00	)% (c)	0.21%	0.58%	0.75%	1.14	% (g)
Portfolio turnover rate	130	% (i)	133%	144%	156%	23	% (j)

(a)  Global Atlantic BlackRock Disciplined Growth Portfolio inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Less than $0.005 or 0.005% per share.

(d)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(e)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(f)  For the period ended December 31, 2017, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(g)  Annualized.

(h)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(i)  During the year ended December 31, 2021, the Portfolio engaged in security transactions associated with the transition of assets from Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio, which merged into the Portfolio on August 20, 2021. Certain security transactions were excluded from the portfolio turnover rate calculation. If these transactions were included, portfolio turnover would have been higher.

(j)  Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined International Core Portfolio

Selected data for a Class I share outstanding throughout each period indicated

	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$10.78		$9.98	$8.50	$10.20		$10.00
Income from investment operations:
Net investment income (b,c)	0.22		0.14	0.25	0.23		0.03
Net realized and unrealized gain (loss) (d)	0.73		0.85	1.48	(1.74)		0.17
Total income (loss) from investment operations	0.95		0.99	1.73	(1.51)		0.20
Less distributions from:
Net investment income	(0.18)		(0.19)	(0.25)	(0.19)		-
Net realized gains	-		-	-	0.00	(e)	-
Total distributions from net investment income and net realized gains	(0.18)		(0.19)	(0.25)	(0.19)		-
Net asset value, end of period	$11.55		$10.78	$9.98	$8.50		$10.20
Total return (f)	8.77%		10.32%	20.50%	(14.80	)% (g)	2.00	% (h)
Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$120,258		$106,216	$105,876	$98,694		$67,071
Ratio of net expenses to average net assets (i)	0.72%		0.69%	0.69%	0.69%		0.69	% (j)
Ratio of gross expenses to average net assets (i,k)	0.82%		0.84%	0.72%	0.70%		0.69	% (j)
Ratio of net investment income to average net assets (c,i)	1.87%		1.55%	2.61%	2.30%		1.99	% (j)
Portfolio turnover rate	117	% (l)	161%	86%	67%		4	% (m)

(a)  Global Atlantic BlackRock Disciplined International Core Portfolio inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(e)  Less than $0.005 per share.

(f)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(g)  For the year ended December 31, 2018, 0.10% of the Portfolio's total return consisted of a reimbursement from an affiliate. Excluding this item, the total return would have been (14.90)%.

(h)  For the period ended December 31, 2017, 0.13% of the Portfolio's total return consisted of a reimbursement from an affiliate. Excluding this item, the total return would have been 1.87%.

(i)  Does not include the expenses of the investment companies in which the Portfolio invests.

(j)  Annualized.

(k)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(l)  During the year ended December 31, 2021, the Portfolio engaged in security transactions associated with the transition of assets from Global Atlantic Goldman Sachs Global Equity Insights Portfolio, which merged into the Portfolio on August 20, 2021. Certain security transactions were excluded from the portfolio turnover rate calculation. If these transactions were included, portfolio turnover would have been higher.

(m)  Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined International Core Portfolio

Selected data for a Class II share outstanding throughout each period indicated

	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$10.77		$9.97	$8.49	$10.19		$10.00
Income from investment operations:
Net investment income (b,c)	0.19		0.12	0.22	0.22		0.05
Net realized and unrealized gain (loss) (d)	0.72		0.85	1.48	(1.74)		0.14
Total income (loss) from investment operations	0.91		0.97	1.70	(1.52)		0.19
Less distributions from:
Net investment income	(0.15)		(0.17)	(0.22)	(0.18)		-
Net realized gains	-		-	-	0.00	(e)	-
Total distributions from net investment income and net realized gains	(0.15)		(0.17)	(0.22)	(0.18)		-
Net asset value, end of period	$11.53		$10.77	$9.97	$8.49		$10.19
Total return (f)	8.47%		10.05%	20.22%	(14.95	)% (g)	1.90	% (h)
Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$54,227		$42,341	$42,714	$41,052		$5,097
Ratio of net expenses to average net assets (i)	0.97%		0.94%	0.94%	0.94%		0.93	% (j)
Ratio of gross expenses to average net assets (i)	1.07%		1.09%	0.97%	0.95%		0.93	% (j)
Ratio of net investment income to average net assets (c,i)	1.63%		1.30%	2.36%	2.23%		3.34	% (j)
Portfolio turnover rate	117	% (k)	161%	86%	67%		4	% (l)

(a)  Global Atlantic BlackRock Disciplined International Core Portfolio inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(e)  Less than $0.005 per share.

(f)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(g)  For the year ended December 31, 2018, 0.10% of the Portfolio's total return consisted of a reimbursement from an affiliate. Excluding this item, the total return would have been (15.05)%.

(h)  For the period ended December 31, 2017, the Portfolio received a reimbursement from an affiliate. This reimbursement had no impact on the Portfolio's total return.

(i)  Does not include the expenses of the investment companies in which the Portfolio invests.

(j)  Annualized.

(k)  During the year ended December 31, 2021, the Portfolio engaged in security transactions associated with the transition of assets from Global Atlantic Goldman Sachs Global Equity Insights Portfolio, which merged into the Portfolio on August 20, 2021. Certain security transactions were excluded from the portfolio turnover rate calculation. If these transactions were included, portfolio turnover would have been higher.

(l)  Not annualized.
See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Selected data for a Class I share outstanding throughout each period indicated

	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$16.49		$13.06	$9.91	$10.35		$10.00
Income from investment operations:
Net investment income (loss) (b)	(0.02)		0.01	0.05	0.11		0.01
Net realized and unrealized gain (loss) (c)	2.41		4.58	3.18	(0.43)		0.34
Total income (loss) from investment operations	2.39		4.59	3.23	(0.32)		0.35
Less distributions from:
Net investment income	(0.00	) (d)	(0.04)	(0.03)	(0.09)		-
Net realized gains	(1.20)		(1.12)	(0.05)	(0.03)		-
Total distributions from net investment income and net realized gains	(1.20)		(1.16)	(0.08)	(0.12)		-
Net asset value, end of period	$17.68		$16.49	$13.06	$9.91		$10.35
Total return (e)	14.29%		36.52%	32.68%	(3.07	)% (f)	3.50	% (f)
Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$212,083		$162,580	$141,289	$126,149		$93,457
Ratio of net expenses to average net assets	0.64%		0.63%	0.63%	0.63%		0.63	% (g)
Ratio of gross expenses to average net assets (h)	0.65%		0.67%	0.66%	0.65%		0.64	% (g)
Ratio of net investment income (loss) to average net assets	(0.11)%		0.09%	0.44%	0.99%		0.79	% (g)
Portfolio turnover rate	179	% (i)	139%	148%	168%		26	% (j)

(a)  Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Less than $0.005 per share.

(e)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(f)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(g)  Annualized.

(h)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(i)  During the year ended December 31, 2021, the Portfolio engaged in security transactions associated with the transition of assets from Global Atlantic BlackRock Disciplined Small Cap Portfolio and Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio, which merged into the Portfolio on August 20, 2021. Certain security transactions were excluded from the portfolio turnover rate calculation. If these transactions were included, portfolio turnover would have been higher.

(j)  Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Selected data for a Class II share outstanding throughout each period indicated

	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018		For the Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$16.48		$13.06		$9.90		$10.35		$10.00
Income from investment operations:
Net investment income (loss) (b)	(0.06)		(0.02)		0.02		0.08		0.01
Net realized and unrealized gain (loss) (c)	2.40		4.56		3.19		(0.43)		0.34
Total income (loss) from investment operations	2.34		4.54		3.21		(0.35)		0.35
Less distributions from:
Net investment income	-		(0.00	) (d)	(0.00	) (d)	(0.07)		-
Net realized gains	(1.20)		(1.12)		(0.05)		(0.03)		-
Total distributions from net investment income and net realized gains	(1.20)		(1.12)		(0.05)		(0.10)		-
Net asset value, end of period	$17.62		$16.48		$13.06		$9.90		$10.35
Total return (e)	13.96%		36.13%		32.48%		(3.35	)% (f)	3.50	% (f)
Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$148,539		$59,930		$50,446		$43,290		$17,801
Ratio of net expenses to average net assets	0.89%		0.88%		0.88%		0.88%		0.88	% (g)
Ratio of gross expenses to average net assets (h)	0.90%		0.92%		0.91%		0.90%		0.89	% (g)
Ratio of net investment income (loss) to average net assets	(0.35)%		(0.12)%		0.19%		0.77%		0.41	% (g)
Portfolio turnover rate	179	% (i)	139%		148%		168%		26	% (j)

(a)  Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Less than $0.005 per share.

(e)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(f)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(g)  Annualized.

(h)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(i)  During the year ended December 31, 2021, the Portfolio engaged in security transactions associated with the transition of assets from Global Atlantic BlackRock Disciplined Small Cap Portfolio and Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio, which merged into the Portfolio on August 20, 2021. Certain security transactions were excluded from the portfolio turnover rate calculation. If these transactions were included, portfolio turnover would have been higher.

(j)  Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined Value Portfolio

Selected data for a Class I share outstanding throughout each period indicated

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$11.19	$11.51	$9.39	$10.44		$10.00
Income from investment operations:
Net investment income (b)	0.16	0.19	0.23	0.20		0.03
Net realized and unrealized gain (loss) (c)	2.81	0.17	2.13	(1.02)		0.41
Total income (loss) from investment operations	2.97	0.36	2.36	(0.82)		0.44
Less distributions from:
Net investment income	(0.18)	(0.24)	(0.24)	(0.16)		-
Net realized gains	-	(0.44)	-	(0.07)		-
Total distributions from net investment income and net realized gains	(0.18)	(0.68)	(0.24)	(0.23)		-
Net asset value, end of period	$13.98	$11.19	$11.51	$9.39		$10.44
Total return (d)	26.58%	4.14%	25.28%	(7.97	)% (e)	4.40	% (e)
Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$271,801	$244,853	$266,399	$248,141		$309,640
Ratio of net expenses to average net assets	0.55%	0.54%	0.54%	0.54%		0.54	% (f)
Ratio of gross expenses to average net assets (g)	0.55%	0.57%	0.56%	0.55%		0.54	% (f)
Ratio of net investment income to average net assets	1.27%	1.87%	2.11%	1.93%		1.99	% (f)
Portfolio turnover rate	120%	125%	132%	140%		17	% (h)

(a)  Global Atlantic BlackRock Disciplined Value Portfolio inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(f)  Annualized.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)  Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined Value Portfolio

Selected data for a Class II share outstanding throughout each period indicated

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$11.21	$11.52	$9.40	$10.45		$10.00
Income from investment operations:
Net investment income (b)	0.13	0.17	0.20	0.18		0.02
Net realized and unrealized gain (loss) (c)	2.81	0.18	2.13	(1.02)		0.43
Total income (loss) from investment operations	2.94	0.35	2.33	(0.84)		0.45
Less distributions from:
Net investment income	(0.15)	(0.22)	(0.21)	(0.14)		-
Net realized gains	-	(0.44)	-	(0.07)		-
Total distributions from net investment income and net realized gains	(0.15)	(0.66)	(0.21)	(0.21)		-
Net asset value, end of period	$14.00	$11.21	$11.52	$9.40		$10.45
Total return (d)	26.23%	3.94%	24.92%	(8.16	)% (e)	4.50	% (e)
Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$7,978	$7,106	$7,370	$7,160		$9,545
Ratio of net expenses to average net assets	0.80%	0.79%	0.79%	0.79%		0.78	% (f)
Ratio of gross expenses to average net assets (g)	0.80%	0.82%	0.81%	0.80%		0.78	% (f)
Ratio of net investment income to average net assets	1.02%	1.62%	1.86%	1.68%		1.34	% (f)
Portfolio turnover rate	120%	125%	132%	140%		17	% (h)

(a)  Global Atlantic BlackRock Disciplined Value Portfolio inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(f)  Annualized.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)  Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock High Yield Portfolio

Selected data for a Class I share outstanding throughout each period indicated

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$10.17	$10.21	$9.43	$9.92	$10.00
Income from investment operations:
Net investment income (b)	0.46	0.49	0.52	0.52	0.07
Net realized and unrealized gain (loss) (c)	(0.06)	0.07	0.89	(0.95)	(0.15)
Total income (loss) from investment operations	0.40	0.56	1.41	(0.43)	(0.08)
Less distributions from:
Net investment income	(0.51)	(0.60)	(0.63)	(0.06)	-
Total distributions from net investment income and net realized gains	(0.51)	(0.60)	(0.63)	(0.06)	-
Net asset value, end of period	$10.06	$10.17	$10.21	$9.43	$9.92
Total return (d)	4.00%	5.79%	15.06%	(4.32)%	(0.80	)% (e)
Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$64,219	$66,191	$70,727	$69,255	$83,070
Ratio of net expenses to average net assets	0.60%	0.59%	0.59%	0.59%	0.59	% (f)
Ratio of gross expenses to average net assets (g)	0.61%	0.62%	0.62%	0.60%	0.59	% (f)
Ratio of net investment income to average net assets	4.51%	4.93%	5.11%	5.24%	4.54	% (f)
Portfolio turnover rate	62%	52%	45%	36%	3	% (h)

(a)  Global Atlantic BlackRock High Yield Portfolio inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  For the period ended December 31, 2017, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(f)  Annualized.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)  Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock High Yield Portfolio

Selected data for a Class II share outstanding throughout each period indicated

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$10.16	$10.19	$9.41	$9.92	$10.00
Income from investment operations:
Net investment income (b)	0.44	0.46	0.50	0.49	0.07
Net realized and unrealized gain (loss) (c)	(0.06)	0.08	0.87	(0.94)	(0.15)
Total income (loss) from investment operations	0.38	0.54	1.37	(0.45)	(0.08)
Less distributions from:
Net investment income	(0.48)	(0.57)	(0.59)	(0.06)	-
Total distributions from net investment income and net realized gains	(0.48)	(0.57)	(0.59)	(0.06)	-
Net asset value, end of period	$10.06	$10.16	$10.19	$9.41	$9.92
Total return (d)	3.74%	5.57%	14.70%	(4.56)%	(0.80	)% (e)
Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$793	$799	$900	$1,071	$1,405
Ratio of net expenses to average net assets	0.85%	0.84%	0.84%	0.84%	0.83	% (f)
Ratio of gross expenses to average net assets (g)	0.86%	0.87%	0.87%	0.85%	0.83	% (f)
Ratio of net investment income to average net assets	4.26%	4.68%	4.86%	4.99%	4.31	% (f)
Portfolio turnover rate	62%	52%	45%	36%	3	% (h)

(a)  Global Atlantic BlackRock High Yield Portfolio inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  For the period ended December 31, 2017, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(f)  Annualized.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)  Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Selected data for a Class I share outstanding throughout each period indicated

	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018		For the Period Ended December 31, 2017 (a)
Net asset value, beginning of period	$11.07		$10.60		$9.92		$9.98		$10.00
Income from investment operations:
Net investment income (b,c)	0.20		0.24		0.27		0.25		0.03
Net realized and unrealized gain (loss) (d)	(0.42)		0.76		0.67		(0.31)		(0.05)
Total income (loss) from investment operations	(0.22)		1.00		0.94		(0.06)		(0.02)
Less distributions from:
Net investment income	(0.28)		(0.27)		(0.26)		0.00	(e)	-
Net realized gains	(0.50)		(0.26)		-		-		-
Total distributions from net investment income and net realized gains	(0.78)		(0.53)		(0.26)		0.00	(e)	-
Net asset value, end of period	$10.07		$11.07		$10.60		$9.92		$9.98
Total return (f)	(1.98)%		9.49%		9.49%		(0.55	)% (g)	(0.20	)% (g)
Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$80,361		$91,542		$90,506		$92,760		$35,260
Ratio of net expenses to average net assets (h)	0.43%		0.43%		0.43%		0.43%		0.43	% (i)
Ratio of gross expenses to average net assets (h,j)	0.45%		0.47%		0.46%		0.44%		0.44	% (i)
Ratio of net investment income to average net assets (c,h)	1.83%		2.18%		2.61%		2.51%		1.64	% (i)
Portfolio turnover rate	474	% (k)	151	% (k)	150	% (k)	248	% (k)	69	% (l)

(a)  Global Atlantic Goldman Sachs Core Fixed Income Portfolio inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(e)  Less than $0.005 per share.

(f)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(g)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(h)  Does not include the expenses of the investment companies in which the Portfolio invests.

(i)  Annualized.

(j)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(k)  The portfolio turnover rate excludes mortgage dollar roll transactions for the years ended December 31, 2021, December 31, 2020, December 31, 2019 and December 31, 2018. If these were included in the calculation, the portfolio turnover would be 548%, 701%, 689% and 486%, respectively. See Note 3 in the accompanying notes to financial statements.

(l)  Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Notes to Financial Statements

December 31, 2021

1.  ORGANIZATION

As of December 31, 2021, the Global Atlantic Portfolios were comprised of sixteen different actively managed portfolios, eight of which are discussed in this report (each, a "Portfolio" and collectively, the "Portfolios"). Each Portfolio is a series of shares of beneficial interest of Forethought Variable Insurance Trust (the "Trust"), a statutory trust organized under the laws of the State of Delaware, and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

	Commencement Date*	Investment Objective
Global Atlantic BlackRock Allocation Portfolio	November 6, 2017	Total return.
Global Atlantic BlackRock Disciplined Core Portfolio	November 6, 2017	Long-term capital appreciation.
Global Atlantic BlackRock Disciplined Growth Portfolio	November 6, 2017	Long-term capital appreciation.
Global Atlantic BlackRock Disciplined International Core Portfolio	November 6, 2017	Long-term capital appreciation.
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	November 6, 2017	Long-term capital appreciation.
Global Atlantic BlackRock Disciplined Value Portfolio	November 6, 2017	Long-term capital appreciation.
Global Atlantic BlackRock High Yield Portfolio	November 6, 2017	Total return.
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	November 6, 2017	Total return consisting of capital appreciation and income.

*  The Portfolios' inception date is November 1, 2017. The Portfolios commenced operations on November 6, 2017.

Each Portfolio is diversified. Certain of the Portfolios operate as "fund of funds." A "fund of funds" typically invests in multiple underlying funds and the level of its interest in any particular underlying fund may fluctuate. The Portfolios are intended to be funding vehicles for variable annuity and variable life insurance contracts offered by separate accounts of insurance companies. The assets of each Portfolio are segregated and a shareholder's interest is limited to the Portfolio in which shares are held. Each Portfolio pays its own expenses.

As of December 31, 2021, the Portfolios offered Class I and Class II shares at net asset value, except the Global Atlantic Goldman Sachs Core Fixed Income Portfolio (which only offered Class I shares). All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Each Portfolio's income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

References herein to a Portfolio's investment in a particular instrument include direct investments and indirect investments through investment companies such as open-end funds (mutual funds), exchange-traded funds and closed-end funds, as applicable.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolios in preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles ("US GAAP"). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Each Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services – Investment Companies".

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. Debt securities are valued on the basis of valuations provided by dealers or by an independent pricing service which take into account appropriate factors such as trading activity, readily available market quotations (including broker quotes), yield, quality, coupon rate, maturity, type of issue, trading characteristic, call features, credit ratings and other data. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost to the extent it is determined that amortized cost approximates fair value.

Valuation of Investment Companies – The Portfolios may invest in one or more portfolios of open-end investment companies (the "Underlying Fund" or "Underlying Funds"). Each Underlying Fund is valued at its respective net asset value as reported by such investment company (except exchange-traded funds ("ETFs")). ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Each Underlying Fund values securities in its portfolio for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by each Underlying Fund's board(s) of trustees.

Illiquid Investments – Pursuant to Rule 22e-4 under the 1940 Act, a Portfolio may not acquire any "illiquid investment" if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. An "illiquid investment" is any investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Trust has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Board of Trustees ("Board") has approved the designation of the Adviser to administer the Trust's liquidity risk management program and related procedures. Illiquid investments include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers).

These investments will be valued at their fair market value as determined using the valuation procedures approved by the Board. The Board has delegated execution of these procedures to a Fair Value Committee composed of one or more of the following: (i) Chief Compliance Officer of the Trust, (ii) Principal Financial Officer, and (iii) representative of the Global Atlantic Investment Advisors, LLC (the "Adviser") and/or Sub-Adviser. The Fair Value Committee at its discretion may also include a representative from The Bank of New York Mellon (the "Administrator") and third party consultants or advisers (such as an accounting firm or fair value pricing specialist) on an as-needed basis to assist in determining a security-specific fair value or valuation method. The Board reviews and approves the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Committee and Valuation Process – The Fair Value Committee is composed of one or more of the following: (i) Chief Compliance Officer of the Trust, (ii) Principal Financial Officer, and (iii) representative of the Adviser and/or Sub-Adviser. The Fair Value Committee at its discretion may also include a representative from the Administrator and third party consultants or advisers (such as an accounting firm or fair value pricing specialist) on an as-needed basis to assist in determining a security-specific fair value or valuation method. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are not readily available on a particular business day (including without limitation securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the opinion of the Adviser or relevant Sub-Adviser, the prices or values available do not represent the fair value of the instrument (factors which may cause the Adviser or Sub-Adviser to make such a judgment include, but are not limited to, the following: the availability of only a bid price or an ask price; the spread between bid and ask prices; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets or regulators, such as the suspension or limitation of trading); (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a "significant event") subsequent to the determination of the closing price

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

reported on the principal exchange on which the securities are traded, but prior to the relevant Portfolio's calculation of its net asset value ("NAV"); and (v) mutual funds that do not provide timely NAV information. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Adviser or Sub-Adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser or Sub- Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of restricted or illiquid securities using certain factors, such as, but not limited to: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights, as well as any estimation of the cost of registration or otherwise qualifying the security for public sale, including commissions; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; (xi) the market value of any securities into which the security is convertible or exchangeable; (xii) the security's embedded option values; and (xiii) information about the financial condition of the issuer and its prospects.

Each Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. US GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2021 for each Portfolio's investments measured at fair value:

Global Atlantic BlackRock Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$77,265,316	$-	$-	$77,265,316
Short-Term Investments	744,104	-	-	744,104
Total	$78,009,420	$-	$-	$78,009,420

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

Global Atlantic BlackRock Disciplined Core Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$707,010,017	$-	$-	$707,010,017
Short-Term Investments	10,339,947	-	-	10,339,947
Futures Contracts*	127,608	-	-	127,608
Total	$717,477,572	$-	$-	$717,477,572

Global Atlantic BlackRock Disciplined Growth Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$124,290,039	$-	$-	$124,290,039
Short-Term Investments	1,135,976	-	-	1,135,976
Futures Contracts*	12,424	-	-	12,424
Total	$125,438,439	$-	$-	$125,438,439

Global Atlantic BlackRock Disciplined International Core Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$155,141,125	$31,583	$-	$155,172,708
Exchange Traded Funds	13,718,125	-	-	13,718,125
Preferred Stocks	1,453,594	-	-	1,453,594
Rights	-	0	-	0
Short-Term Investments	2,915,273	-	-	2,915,273
Futures Contracts*	54,759	-	-	54,759
Total	$173,282,876	$31,583	$-	$173,314,459

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$355,383,783	$0	$-	$355,383,783
Rights	-	1,159	-	1,159
Warrants	1,208	-	-	1,208
Short-Term Investments	5,327,075	-	-	5,327,075
Futures Contracts*	61,506	-	-	61,506
Total	$360,773,572	$1,159	$-	$360,774,731

Global Atlantic BlackRock Disciplined Value Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$275,765,292	$-	$-	$275,765,292
Short-Term Investments	4,077,510	-	-	4,077,510
Futures Contracts*	46,353	-	-	46,353
Total	$279,889,155	$-	$-	$279,889,155

Global Atlantic BlackRock High Yield Portfolio

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes	$-	$62,891,265	$-	$62,891,265
Short-Term Investments	1,358,562	-	-	1,358,562
Futures Contracts*	11,718	-	-	11,718
Total	$1,370,280	$62,891,265	$-	$64,261,545

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

Global Atlantic BlackRock High Yield Portfolio (Continued)

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts*	$391	$-	$-	$391
Total	$391	$-	$-	$391

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Assets	Level 1	Level 2	Level 3	Total
Agency Mortgage Backed Securities	$-	$15,751,031	$-	$15,751,031
Corporate Bonds & Notes	-	35,400,328	-	35,400,328
Asset Backed and Commercial Backed Securities	-	7,089,926	-	7,089,926
Municipal Bonds	-	1,128,655	-	1,128,655
Sovereign Debts	-	1,416,048	-	1,416,048
U.S. Treasury Securities and Agency Bonds	-	12,541,533	-	12,541,533
Short-Term Investments	7,841,918	4,107,477	-	11,949,395
Futures Contracts*	117,718	-	-	117,718
Swap Contracts*	-	74,409	-	74,409
Swaptions Written	-	2,506	-	2,506
Forward Foreign Exchange Contracts*	-	3,923	-	3,923
Total	$7,959,636	$77,515,836	$-	$85,475,472
Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts*	$64,721	$-	$-	$64,721
Swap Contracts*	-	42,568	-	42,568
Swaptions Purchased	-	4,134	-	4,134
Forward Foreign Exchange Contracts*	-	1,035	-	1,035
Total	$64,721	$47,737	$-	$112,458

*  Net unrealized appreciation/(depreciation) as presented in the Portfolio of Investments.

The Portfolios did not hold any Level 3 securities during the year.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date and are determined in accordance with Federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Portfolios.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Portfolios maintain deposits with a financial institution which are generally an amount that is in excess of federally insured limits. The Portfolios have not experienced any losses on their accounts.

Federal Income Tax – It is each Portfolio's policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

Each Portfolio will recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed each Portfolio's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in each Portfolio's 2019 and 2020 tax returns, or is expected to be taken in each Portfolio's December 31, 2021 tax return. Each Portfolio identified its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Portfolios make significant investments; however, the Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency Translation – The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and change in unrealized gain or loss on foreign currency translations.

Forward Foreign Currency Contracts – As foreign securities are purchased, a Portfolio may enter into forward currency contracts in order to hedge against foreign currency exchange rate risks. A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Portfolio as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains/(losses) from forward foreign currency contracts in the Statements of Operations.

For the year ended December 31, 2021, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on forward foreign currency contracts subject to currency risk, as disclosed in the Statements of Operations, is as follows:

	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	$(86,707)	$52,377

Options Transactions – Certain Portfolios are subject to equity price risk, interest rate risk and foreign currency risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

A Portfolio may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or securities indices, including ETFs, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A call option for a particular security gives the purchaser of the option, in return for a premium, the right, but not the obligation, to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option for American options or only at expiration for European options, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right, but not the obligation, to sell the security at the stated exercise price at any time prior to the expiration date of the option for American options or only at expiration for European options, regardless of the market price of the security.

Securities index options are put options and call options on various securities indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

who exercises the index option receives an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the securities index and the exercise price of the option expressed in dollars times a specified multiple. A securities index fluctuates with changes in the market value of the securities included in the index.

The Portfolios may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, but not the obligation, to buy in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. For the year ended December 31, 2021, the Global Atlantic Goldman Sachs Core Fixed Income Portfolio had realized gains of $31,814 from option contracts written.

Futures Contracts – The Portfolios are subject to equity price risk in the normal course of pursuing their investment objectives. The Portfolios may sell futures contracts to hedge against market risk, foreign currency exchange rate risks, and to reduce return volatility. Futures are standardized, exchange-traded contracts that provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a securities index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and initial and variation margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. The Portfolios may also buy or sell hedge instruments based on one or more market indices in an attempt to maintain the Portfolios' volatility at a targeted level. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio's basis in the contract. If a Portfolio were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Portfolio would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Each Portfolio segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. These amounts are disclosed on the Statements of Assets and Liabilities as Deposits with Brokers when applicable. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Portfolio since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

For the year ended December 31, 2021, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on futures contracts by risk type, as disclosed in the Statements of Operations, is as follows:

	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)
Global Atlantic BlackRock Disciplined Core Portfolio	Equity	$4,008,492	$(344,903)
Global Atlantic BlackRock Disciplined Growth Portfolio	Equity	159,036	(4,635)
Global Atlantic BlackRock Disciplined International Core Portfolio	Equity	353,569	1,365
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	Equity	1,428,241	(122,269)
Global Atlantic BlackRock Disciplined Value Portfolio	Equity	1,700,255	(162,590)
Global Atlantic BlackRock High Yield Portfolio	Interest Rate	(5,154)	13,311
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Interest Rate	(315,193)	123,139

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

Swap Agreements – Certain Portfolios are subject to equity price risk and/or interest rate risk in the normal course of pursuing their investment objectives. These Portfolios may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. In a standard over-the-counter ("OTC") swap, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the "notional amount" (i.e., the return or increase in value of a particular dollar amount invested in a "basket" of securities, representing a particular index or industry sectors) of predetermined investments or instruments.

Certain Portfolios may enter into credit default swaps ("CDS"). CDS are two-party contracts that transfer credit exposure between the parties. One party (the "buyer") receives credit protection and the other party (the "seller") takes on credit risk. The buyer typically makes predetermined periodic payments to the seller in exchange for the seller's commitment to purchase the underlying reference obligation if a defined credit event occurs, such as a default, bankruptcy or failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. If the defined credit event occurs, the seller must pay the agreed-upon value of a reference obligation to the counterparty or perform pursuant to the agreement. The buyer must then surrender the reference obligation to the seller. As a seller of credit protection in a CDS, a Portfolio would be liable for the notional amount of the swap.

The swaps in which a Portfolio may invest may be centrally-cleared or bi-laterally traded. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by "marking to market" on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of a swap agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. A Portfolio amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. Realized gains and losses from the decrease in notional value of the swap are recognized on trade date. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. A Portfolio segregates cash or liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Swap agreements involve, to varying degrees, lack of liquidity and elements of credit, market and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. Each Portfolio's maximum risk of loss from the counterparty credit risk is the discounted net value of the cash flow to be received from the counterparty over the contract's remaining life, to be the extent that amount is positive.

Swaps may involve greater risks than direct investments in securities because swaps may be leveraged and, when traded in the OTC markets, are subject to counterparty risk, credit risk and pricing risk, each of which individually and collectively, may have a considerable impact on the performance of a Portfolio. CDS in particular may involve greater risks than investing in a referenced instrument directly. Swaps, especially those that are not exchange-traded, may also be considered illiquid. It may not be possible for a Portfolio to liquidate a swap position at an advantageous time or price, which may result in significant losses. Although central clearing and exchange-trading of swaps may decrease counterparty risk and increase market liquidity, exchange-trading and clearing does not make the contracts risk free, but rather, the primary credit risk on such contracts is the creditworthiness of the clearing broker or the clearinghouse.

The Portfolios use cash and certain securities as collateral to swap agreements as indicated on the Portfolio of Investments and Statements of Assets and Liabilities. Such collateral is held for the benefit of the counterparty in a segregated account to prevent non-payment by the Portfolios. If the counterparty defaults, a Portfolio may seek return of this collateral and incur certain costs exercising their rights to the collateral.

For the year ended December 31, 2021, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on swap agreements, as disclosed in the Statements of Operations, is as follows:

	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Interest Rate	$(202,178)	$12,078
	Credit	17,236	(3,770)

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

For the year ended December 31, 2021, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on swaptions, as disclosed in the Statements of Operations, is as follows:

	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Interest Rate	$31,814	$(2,510)

Offsetting of Financial Assets/Liabilities and Derivative Assets/Liabilities – The following tables present certain of the Portfolios' asset/liability derivatives available for offset under a master netting arrangement net of collateral pledged as of December 31, 2021.

Global Atlantic BlackRock Disciplined Core Portfolio

	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
Goldman Sachs & Co.	$127,608	$-	$127,608	$-	$127,608	$-	$-	$-	$-	$-
Total	$127,608	$-	$127,608	$-	$127,608	$-	$-	$-	$-	$-

Global Atlantic BlackRock Disciplined Growth Portfolio

	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
Goldman Sachs & Co.	$12,424	$-	$12,424	$-	$12,424	$-	$-	$-	$-	$-
Total	$12,424	$-	$12,424	$-	$12,424	$-	$-	$-	$-	$-

Global Atlantic BlackRock Disciplined International Core Portfolio

	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
Goldman Sachs & Co.	$54,759	$-	$54,759	$-	$54,759	$-	$-	$-	$-	$-
Total	$54,759	$-	$54,759	$-	$54,759	$-	$-	$-	$-	$-

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
Goldman Sachs & Co.	$61,506	$-	$61,506	$-	$61,506	$-	$-	$-	$-	$-
Total	$61,506	$-	$61,506	$-	$61,506	$-	$-	$-	$-	$-

Global Atlantic BlackRock Disciplined Value Portfolio

	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
Goldman Sachs & Co.	$46,353	$-	$46,353	$-	$46,353	$-	$-	$-	$-	$-
Total	$46,353	$-	$46,353	$-	$46,353	$-	$-	$-	$-	$-

Global Atlantic BlackRock High Yield Portfolio

	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
Goldman Sachs & Co.	$11,718	$(391)	$11,327	$-	$11,327	$391	$(391)	$-	$-	$-
Total	$11,718	$(391)	$11,327	$-	$11,327	$391	$(391)	$-	$-	$-

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
JP Morgan Chase Bank	$2,506	$(2,506)	$-	$-	$-	$4,134	$(2,506)	$1,628	$(1,628)	$-
Morgan Stanley	196,050	(108,324)	87,726	-	87,726	108,324	(108,324)	-	-	-
Total	$198,556	$(110,830)	$87,726	$-	$87,726	$112,458	$(110,830)	$1,628	$(1,628)	$-

(1)  Gross unrealized appreciation/(depreciation) as presented in the Portfolio of Investments.

(2)  The amount is limited to the net derivative balance and, accordingly, may not include collateral or excess collateral received or pledged.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

Impact of Derivatives on the Statements of Assets and Liabilities – The following table presents a summary of the location of derivative investments categorized by primary risk exposure on the Portfolios' Statements of Assets and Liabilities as of December 31, 2021:

Global Atlantic BlackRock Disciplined Core Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Assets
Unrealized appreciation on Futures Contracts	$127,608	$-	$-	$-	$127,608
Total	$127,608	$-	$-	$-	$127,608

Global Atlantic BlackRock Disciplined Growth Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Assets
Unrealized appreciation on Futures Contracts	$12,424	$-	$-	$-	$12,424
Total	$12,424	$-	$-	$-	$12,424

Global Atlantic BlackRock Disciplined International Core Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Assets
Unrealized appreciation on Futures Contracts	$54,759	$-	$-	$-	$54,759
Total	$54,759	$-	$-	$-	$54,759

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Assets
Unrealized appreciation on Futures Contracts	$61,506	$-	$-	$-	$61,506
Total	$61,506	$-	$-	$-	$61,506

Global Atlantic BlackRock Disciplined Value Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Assets
Unrealized appreciation on Futures Contracts	$46,353	$-	$-	$-	$46,353
Total	$46,353	$-	$-	$-	$46,353

Global Atlantic BlackRock High Yield Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Assets
Unrealized appreciation on Futures Contracts	$11,327	$-	$-	$-	$11,327
Total	$11,327	$-	$-	$-	$11,327

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Assets
Unrealized appreciation on Futures Contracts	$-	$117,718	$-	$-	$117,718
Unrealized appreciation on Swap Contracts	-	55,830	18,579	-	74,409
Unrealized appreciation on Swaptions Written	-	2,506	-	-	2,506
Unrealized appreciation on Forward Foreign Currency Contracts	-	-	-	3,923	3,923
Liabilities
Unrealized depreciation on Futures Contracts	-	(64,721)	-	-	(64,721)
Unrealized depreciation on swap contracts	-	(41,902)	(666)	-	(42,568)
Unrealized depreciation on Swaptions Purchased	-	(4,134)	-	-	(4,134)
Unrealized depreciation on Forward Foreign Currency Contracts	-	-	-	(1,035)	(1,035)
Total	$-	$65,297	$17,913	$2,888	$86,098

The notional value of the derivative instruments outstanding as of December 31, 2021, as disclosed in the Portfolios of Investments, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed above and within in the Statements of Operations serve as indicators of the volume of derivative activity for the Portfolios.

Short Sales – A Portfolio may make short sales of securities: (i) to offset potential declines in long positions in similar securities; (ii) to increase the flexibility of the Portfolio; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which a Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Portfolio makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolio is required to make a margin deposit in connection with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio covers its short position, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Portfolio sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A Portfolio does not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Portfolio's net assets. This percentage may be varied by action of the Board of Trustees. A short sale is "against the box" to the extent a Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The SEC adopted a final rule related to the use of derivatives, reverse repurchase

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

agreements and certain other transactions, which may include short sales in some cases, by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions.

When-Issued and Delayed-Delivery Transactions – The Portfolios may engage in when-issued or delayed-delivery transactions. The Portfolios record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Real Estate Investment Trusts – Certain Portfolios may invest in real estate investment trusts ("REITs"). REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so a Portfolio that invests in REITs will bear its proportionate share of the costs of the REITs' operations. Along with the risks common to different types of real estate-related securities, such as loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities, REITs involve additional risk factors. These include poor performance by the REIT's manager, changes to the tax laws, and failure by the REIT to qualify for tax free distribution of income or exemption under the 1940 Act. In addition, REITs are not diversified and are heavily dependent on cash flow.

Distributions from a Portfolio's investments in REITs may be characterized as ordinary income, a net capital gain or a return of capital. The Portfolios record distributions that represent a net capital gain as a realized gain and distributions that represent a return of capital as a reduction of the cost of investment. REITs report information on the source of their distributions annually in the following calendar year. As a result, a Portfolio may estimate the source of REIT distributions for accounting purposes and then makes adjustments when the actual source information is reported by the REIT. These estimates are based on the most recent REIT distribution information available.

Mortgage Dollar Roll Transactions – A mortgage dollar roll transaction involves a sale by a Portfolio of mortgage related securities that it holds with an agreement by the Portfolio to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The Portfolios account for mortgage dollar rolls as purchases and sales transactions.

Expenses – Expenses of the Trust that are directly identifiable to a specific Portfolio are charged to that Portfolio. Expenses, which are not readily identifiable to a specific Portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios expect the risk of loss due to these warranties and indemnities to be remote.

3.  INVESTMENT TRANSACTIONS

For the year ended December 31, 2021, cost of purchases and proceeds from sales of portfolio securities, other than short- term investments, were as follows:

	Purchases	Sales
Global Atlantic BlackRock Allocation Portfolio	$57,291,978	$68,461,140
Global Atlantic BlackRock Disciplined Core Portfolio	702,036,329	772,242,066
Global Atlantic BlackRock Disciplined Growth Portfolio	77,223,254	90,452,844
Global Atlantic BlackRock Disciplined International Core Portfolio	181,957,116	193,593,317

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

	Purchases	Sales
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	$493,501,896	$528,795,986
Global Atlantic BlackRock Disciplined Value Portfolio	318,525,833	345,156,567
Global Atlantic BlackRock High Yield Portfolio	40,176,217	42,311,919
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	379,926,389	397,813,144

4.  AGREEMENTS AND TRANSACTIONS WITH RELATED PARTIES

The Adviser serves as the Portfolios' investment adviser. The Adviser has engaged the following sub-advisers for the Portfolios:

Portfolio	Sub-Adviser
Global Atlantic BlackRock Allocation Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined Core Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined Growth Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined International Core Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined Value Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock High Yield Portfolio	BlackRock Investment Management, LLC
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Goldman Sachs Asset Management, L.P.

The Bank of New York Mellon serves as the Administrator, Fund Accountant and Custodian for the Portfolios and BNY Mellon Investment Servicing (US) Inc. (together with The Bank of New York Mellon, "BNYM") serves as the Transfer Agent for the Portfolios.

Pursuant to an Investment Advisory Agreement with the Trust, on behalf of the Portfolios, the Adviser, under the oversight of the Board, directs the daily investment operations of the Portfolios and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Portfolios pay the Adviser an advisory fee, computed on average daily net assets and accrued daily and paid monthly.

The following chart details the annual advisory fee for each Portfolio for the year ended December 31, 2021.

Portfolio	Advisory Fee*
Global Atlantic BlackRock Allocation Portfolio	0.22% on first $1 billion
0.21% on next $1 billion
0.20% over $2 billion
Global Atlantic BlackRock Disciplined Core Portfolio	0.39% on first $1 billion
0.37% on next $1 billion
0.35% over $2 billion
Global Atlantic BlackRock Disciplined Growth Portfolio**	0.37% on first $250 million
0.35% on next $250 million
0.34% on next $500 million
0.32% over $1 billion
Global Atlantic BlackRock Disciplined International Core Portfolio**	0.60% on first $500 million
0.58% on next $500 million
0.55% over $1 billion
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio**	0.54% on first $250 million
0.53% on next $250 million
0.51% on next $500 million
0.48% over $1 billion

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

Portfolio	Advisory Fee*
Global Atlantic BlackRock Disciplined Value Portfolio	0.45% on first $1 billion
0.43% on next $1 billion
0.41% over $2 billion
Global Atlantic BlackRock High Yield Portfolio	0.50% on first $1 billion
0.48% on next $1 billion
0.46% over $2 billion
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	0.34% on first $250 million
0.32% on next $250 million
0.26% over $500 million

*  Calculated daily based on the average daily net assets.

**  For the period January 1, 2021 through August 19, 2021, the advisory fees for the Portfolios were as follows:

Portfolio	Advisory Fee*
Global Atlantic BlackRock Disciplined Growth Portfolio	0.45% on first $1 billion
0.43% on next $1 billion
0.41% over $2 billion
Global Atlantic BlackRock Disciplined International Core Portfolio	0.60% on first $1 billion
0.58% on next $1 billion
0.56% over $2 billion
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	0.55% on first $1 billion
0.53% on next $1 billion
0.51% over $2 billion

During the year ended December 31, 2021, with respect to each Portfolio, the Adviser contractually agreed to waive its fees and to reimburse expenses, at least until the expiration dates listed below, to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) will not exceed the average daily net asset percentages attributable to the Portfolio's shares listed below ("Waiver Agreements").

For the period beginning January 1, 2021 and ending April 30, 2021

	Operating Expense Limitations
	Class I	Class II
Global Atlantic BlackRock Allocation Portfolio	0.31%	0.56%
Global Atlantic BlackRock Disciplined Core Portfolio	0.48%	0.73%
Global Atlantic BlackRock Disciplined Growth Portfolio	N/A	0.79%
Global Atlantic BlackRock Disciplined International Core Portfolio	0.69%	0.94%
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	0.63%	0.88%
Global Atlantic BlackRock Disciplined Value Portfolio	0.54%	0.79%
Global Atlantic BlackRock High Yield Portfolio	0.59%	0.84%
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	0.43%	N/A

For the period beginning May 1, 2021 and ending August 19, 2021

	Operating Expense Limitations
	Class I	Class II
Global Atlantic BlackRock Disciplined Growth Portfolio	0.56%	0.81%
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	0.65%	0.90%

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

Effective May 1, 2021, unless otherwise noted, at least until the expiration dates listed below:

	Operating Expense Limitations
	Class I	Class II	Expiration Date
Global Atlantic BlackRock Allocation Portfolio	0.33%	0.58%	May 1, 2022
Global Atlantic BlackRock Disciplined Core Portfolio	0.50%	0.75%	September 1, 2022
Global Atlantic BlackRock Disciplined Growth Portfolio*, **	0.48%	0.73%	September 1, 2022
Global Atlantic BlackRock Disciplined International Core Portfolio***	0.74%	0.99%	September 1, 2022
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio*	0.65%	0.90%	September 1, 2022
Global Atlantic BlackRock Disciplined Value Portfolio	0.56%	0.81%	May 1, 2022
Global Atlantic BlackRock High Yield Portfolio	0.61%	0.86%	May 1, 2022
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	0.45%	N/A	May 1, 2022

*  Effective August 20, 2021.

**  The Portfolio is also subject to a Total Expense Limit of 0.48% and 0.73% for Class I and Class II shares, respectively, which includes Acquired Fund Fees and Expenses as defined in the Portfolio's prospectus, effective through August 31, 2022.

***  The Portfolio is also subject to a Total Expense Limit of 0.77% and 1.02% for Class I and Class II shares, respectively, which includes Acquired Fund Fees and Expenses as defined in the Portfolio's prospectus, effective through August 31, 2022.

In each case, the expense reimbursement is subject to possible recoupment from the Portfolio in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limits listed above and any expense limits applicable at the time of recoupment. The agreements may be terminated only by the Portfolio's Board of Trustees, on 60 days' written notice to the Adviser.

For the year ended December 31, 2021, the Adviser waived, reimbursed, or recaptured fees as follows:

	Investment Advisory Fee Waiver	Investment Advisory Fee Reimbursed*	Investment Advisory Fee Recaptured	Total
Global Atlantic BlackRock Allocation Portfolio	$3,906	$-	$-	$3,906
Global Atlantic BlackRock Disciplined Core Portfolio	26,103	-	-	26,103
Global Atlantic BlackRock Disciplined Growth Portfolio	6,246	84	-	6,330
Global Atlantic BlackRock Disciplined International Core Portfolio	157,178	4,993	-	162,171
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	21,504	1,396	-	22,900
Global Atlantic BlackRock Disciplined Value Portfolio	13,916	-	-	13,916
Global Atlantic BlackRock High Yield Portfolio	4,298	-	-	4,298
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	8,039	-	-	8,039

*  For additonal information on investment advisory fees reimbursed, please see Note 10, payments by affiliates.

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreements, and the Portfolio's operating expenses are subsequently less than the expense limitation, the Adviser shall be entitled to reimbursement by the Portfolio for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Portfolio's expenses to exceed the amount of the expense limitation. If Portfolio operating expenses subsequently exceed the expense limitation, the reimbursements shall be suspended.

The Adviser may recapture the following amounts by the following dates:

	December 31, 2022	December 31, 2023	December 31, 2024
Global Atlantic BlackRock Allocation Portfolio	$19,679	$14,847	$3,906
Global Atlantic BlackRock Disciplined Core Portfolio	93,032	107,215	26,103
Global Atlantic BlackRock Disciplined Growth Portfolio	10,039	14,202	6,246
Global Atlantic BlackRock Disciplined International Core Portfolio	48,584	186,121	157,178
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	55,910	68,221	21,503

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

	December 31, 2022	December 31, 2023	December 31, 2024
Global Atlantic BlackRock Disciplined Value Portfolio	$49,384	$62,633	$13,916
Global Atlantic BlackRock High Yield Portfolio	22,317	16,144	4,298
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	26,065	31,294	8,039

The following amounts expired unrecouped as of the date listed below:

December 31, 2021
Global Atlantic BlackRock Allocation Portfolio	$8,542
Global Atlantic BlackRock Disciplined Core Portfolio	50,540
Global Atlantic BlackRock Disciplined Growth Portfolio	3,754
Global Atlantic BlackRock Disciplined International Core Portfolio	9,810
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	35,854
Global Atlantic BlackRock Disciplined Value Portfolio	25,935
Global Atlantic BlackRock High Yield Portfolio	8,365
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	9,926

On May 23, 2017, the U.S. Securities and Exchange Commission ("SEC") granted an order allowing Commonwealth Annuity and Life Insurance Company ("Commonwealth") to substitute certain variable investment options in which subaccounts of its Separate Accounts invest with the Portfolios included in this report.

As a condition of this order, the SEC required that Commonwealth or an affiliate thereof (other than the Trust) pay all expenses and transaction costs of the substitutions, including legal and accounting expenses, any applicable brokerage expenses and other fees and expenses so that no fees or charges were assessed to the affected contract owners to effect the substitutions. There were no substitution-related expenses for the year ended December 31, 2021.

The Trust, on behalf of the Portfolios, has adopted a distribution and shareholder servicing plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for Class II shares. The fee charged under the Plan is calculated at an annual rate of 0.25% of the average daily net assets attributable to each Portfolio's Class II shares and, for the year ended December 31, 2021, was paid to Global Atlantic Distributors, LLC ("GAD") to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Portfolios' shareholder accounts, not otherwise required to be provided by the Adviser. GAD is an affiliate of the Adviser.

For the year ended December 31, 2021, the Portfolios expensed the following distribution fees:

Fees Paid
Global Atlantic BlackRock Allocation Portfolio	$39,488
Global Atlantic BlackRock Disciplined Core Portfolio	96,736
Global Atlantic BlackRock Disciplined Growth Portfolio	56,518
Global Atlantic BlackRock Disciplined International Core Portfolio	118,273
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	237,234
Global Atlantic BlackRock Disciplined Value Portfolio	19,396
Global Atlantic BlackRock High Yield Portfolio	2,007
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	-

For the year ended December 31, 2021, the Trustees received fees in the amounts as follows:

Fees Received
Global Atlantic BlackRock Allocation Portfolio	$6,810
Global Atlantic BlackRock Disciplined Core Portfolio	55,079
Global Atlantic BlackRock Disciplined Growth Portfolio	3,960
Global Atlantic BlackRock Disciplined International Core Portfolio	13,558
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	22,496
Global Atlantic BlackRock Disciplined Value Portfolio	22,798
Global Atlantic BlackRock High Yield Portfolio	5,680
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	7,447

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

5.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates a presumption of the control of the Portfolio, under section 2(a)(9) of the 1940 Act. As of December 31, 2021, Commonwealth Annuity and Life Insurance Company owned 100% of the voting securities of each Portfolio. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

Shareholder Concentration Risk – Commonwealth Annuity and Life Insurance Company, certain accounts, or the Adviser's affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio's shares. Redemptions by these entities of their holdings in a Portfolio may impact the Portfolio's liquidity and NAV. These redemptions may also force a Portfolio to sell securities.

6.  AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

As of December 31, 2021, the aggregate cost of investments for federal income tax purposes, the gross unrealized appreciation and depreciation and the aggregated net unrealized appreciation (depreciation) on investments were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Global Atlantic BlackRock Allocation Portfolio	$64,278,789	$14,074,837	$(344,206)	$13,730,631
Global Atlantic BlackRock Disciplined Core Portfolio	510,235,082	212,615,234	(12,611,534)	200,003,700
Global Atlantic BlackRock Disciplined Growth Portfolio	83,030,687	43,733,962	(38,054,024)	5,679,938
Global Atlantic BlackRock Disciplined International Core Portfolio	152,928,454	31,332,109	(16,710,017)	14,622,092
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	309,402,498	67,124,719	(31,944,109)	35,180,610
Global Atlantic BlackRock Disciplined Value Portfolio	237,814,575	46,724,412	(4,649,832)	42,074,580
Global Atlantic BlackRock High Yield Portfolio	62,097,796	2,498,091	(346,060)	2,152,031
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	83,519,409	2,255,769	(411,984)	1,843,785

7.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended December 31, 2021 and 2020 were as follows:

For fiscal year ended 12/31/2021	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Global Atlantic BlackRock Allocation Portfolio	$1,737,400	$2,142,897	$-	$3,880,297
Global Atlantic BlackRock Disciplined Core Portfolio	12,830,306	21,861,489	-	34,691,795
Global Atlantic BlackRock Disciplined Growth Portfolio	699,793	1,173,202	-	1,872,995
Global Atlantic BlackRock Disciplined International Core Portfolio	2,551,441	-	-	2,551,441
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	6,491,316	17,190,734	-	23,682,050
Global Atlantic BlackRock Disciplined Value Portfolio	3,594,121	-	-	3,594,121
Global Atlantic BlackRock High Yield Portfolio	3,219,040	-	-	3,219,040
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	4,071,545	1,756,085	-	5,827,630
For fiscal year ended 12/31/2020	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Global Atlantic BlackRock Allocation Portfolio	$3,579,351	$1,661	$-	$3,581,012
Global Atlantic BlackRock Disciplined Core Portfolio	17,282,042	14,099,837	-	31,381,879
Global Atlantic BlackRock Disciplined Growth Portfolio	522,947	503,661	-	1,026,608
Global Atlantic BlackRock Disciplined International Core Portfolio	2,589,599	-	-	2,589,599

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

For fiscal year ended 12/31/2020	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	$5,422,684	$9,307,944	$-	$14,730,628
Global Atlantic BlackRock Disciplined Value Portfolio	8,424,996	6,179,653	-	14,604,649
Global Atlantic BlackRock High Yield Portfolio	3,704,548	-	-	3,704,548
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	2,815,623	1,397,296	-	4,212,919

As of December 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Post-October Loss and Late Year Loss	Capital Loss Carryforward	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficits)
Global Atlantic BlackRock Allocation Portfolio	$2,656,485	$5,617,663	$-	$-	$13,730,631	$22,004,779
Global Atlantic BlackRock Disciplined Core Portfolio	54,317,359	57,036,632	-	-	200,003,700	311,357,691
Global Atlantic BlackRock Disciplined Growth Portfolio	4,216,620	10,935,545	-	-	5,679,938	20,832,103
Global Atlantic BlackRock Disciplined International Core Portfolio	5,942,274	1,204,651	-	(3,151,462)	14,622,092	18,617,555
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	26,053,375	39,425,836	-	-	35,180,610	100,659,821
Global Atlantic BlackRock Disciplined Value Portfolio	29,201,402	19,072,153	-	-	42,074,580	90,348,135
Global Atlantic BlackRock High Yield Portfolio	2,964,050	-	-	(4,188,540)	2,152,031	927,541
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	1,342,237	84,853	-	-	1,843,785	3,270,875

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed ordinary income (loss) and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales, return of capital distributions from C-Corporations, the mark-to-market on passive foreign investment companies, open 1256 options and futures contracts, forward foreign currency contracts and swaps. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains (losses) of $8,042 and $43 for Global Atlantic BlackRock Disciplined International Core Portfolio and Global Atlantic Goldman Sachs Core Fixed Income Portfolio, respectively.

At December 31, 2021, the Portfolios had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring Short-Term	Non-Expiring Long-Term	Total
Global Atlantic BlackRock Allocation Portfolio	$-	$-	$-
Global Atlantic BlackRock Disciplined Core Portfolio	-	-	-
Global Atlantic BlackRock Disciplined Growth Portfolio	-	-	-
Global Atlantic BlackRock Disciplined International Core Portfolio	-	3,151,462	3,151,462
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	-	-	-
Global Atlantic BlackRock Disciplined Value Portfolio	-	-	-
Global Atlantic BlackRock High Yield Portfolio	2,443,866	1,744,674	4,188,540
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	-	-	-

During the year ended December 31, 2021, the following Portfolios utilized capital loss carryforwards:

Utilized
Global Atlantic BlackRock Disciplined International Core Portfolio	$11,207,030
Global Atlantic BlackRock Disciplined Value Portfolio	3,459,411
Global Atlantic BlackRock High Yield Portfolio	1,452,500

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

Permanent book and tax differences, primarily attributable to the reclassification of Portfolio distributions, resulted in reclassifications for the Portfolios for the fiscal year ended December 31, 2021 as follows:

	Paid In Capital	Accumulated Earnings/(Losses)
Global Atlantic BlackRock Disciplined Core Portfolio	$70,038	$(70,038)
Global Atlantic BlackRock Disciplined Growth Portfolio	183,058	(183,058)
Global Atlantic BlackRock Disciplined International Core Portfolio	57,835	(57,835)
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	374,388	(374,388)

8.  NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the FASB issued Accounting Standards Update No. 2020-04 ("ASU 2020-04"), "Reference Rate Reform (Topic 840): Facilitation of the Effects of Reference Rate Reform on Financial Reporting". ASU 2020-04 provides entities with optional guidance to ease the potential accounting burden associated with transitioning away from reference rates (e.g., LIBOR) that are expected to be discontinued. ASU 2020-04 allows, among other things, certain contract modifications to be accounted as a continuation of the existing contract. This ASU was effective upon the issuance and its optional relief can be applied through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

9.  OTHER RISKS

The Portfolios' risks include, but are not limited to, the following:

Credit Risk – There is a risk that security issuers will not make interest and/or principal payments on their securities. In addition, the credit quality of securities may be lowered if an issuer's financial condition changes. Lower credit quality will lead to greater volatility in the price of a security and in shares of a Portfolio or an underlying fund. Lower credit quality also will affect liquidity and make it difficult to sell the security. This means that, compared to issuers of higher rated securities, issuers of lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal. Default, or the market's perception that an issuer is likely to default, tends to reduce the value and liquidity of fixed income securities, thereby reducing the value of your investment in Portfolio shares. In addition, default may cause a Portfolio to directly or indirectly incur expenses in seeking recovery of principal or interest.

A Portfolio could lose money on a debt security if an issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or in a security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer, may affect debt securities' value. A Portfolio may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the Sub-Adviser or the rating agencies than such securities actually do.

Derivatives Risk – The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. The use of derivatives may increase costs, reduce a Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Many types of derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of a Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with, and may be more sensitive to market events than, the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability to sell or otherwise close-out a derivatives position at an advantageous time or price could expose a Portfolio to losses and could make derivatives more difficult to value accurately. Derivatives typically give rise to a form of leverage and may expose a Portfolio to greater risk and increase its costs. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and related regulatory developments require the clearing and exchange-trading of many standardized over-the-counter ("OTC") derivative instruments deemed to be "swaps." The Commodity Futures Trading Commission ("CFTC") has implemented mandatory exchange-trading and clearing requirements under the Dodd-Frank Act and the CFTC continues to approve contracts for central clearing. Uncleared swaps are subject to margin requirements that

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

are being implemented on a phase-in basis. In addition, the SEC recently adopted Rule 18f-4 under the 1940 Act which will regulate the use of derivatives for certain investment companies (the "Derivatives Rule"). The Derivatives Rule will require, among other things, that certain entities adopt a derivatives risk management program, comply with limitations on leveraged- related risk based on a relative "value-at-risk" test and update reporting and disclosure procedures. Although the full impact of the Derivatives Rule on the Portfolios remains uncertain, these requirements may limit the ability of a Portfolio to use derivatives, short sales, and reverse repurchase agreements and similar financing transactions as part of its investment strategies, as well as increase a Portfolio's expenses. Compliance with Rule 18f-4 will be required by August 2022. The regulation of the derivatives markets has increased over the past several years, and there can be no assurance that any new governmental regulation will not adversely affect a Portfolio's ability to achieve its investment result.

Exchange-Traded Funds Risk – The Portfolios may invest in passive ETFs. An ETF is a type of index fund that is bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Portfolio may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying securities, which may result in a Portfolio paying significantly more or receiving significantly less for ETF shares than the value of the relevant underlying securities. Additionally, an ETF has fees and expenses that increase the cost of investing in the ETF versus the costs of owning the underlying securities directly.

Market Risk – The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, limited dealer capacity, lack of liquidity in the markets or adverse investor sentiment. Each Portfolio has exposure to instruments that may be more volatile and carry more risk than some other forms of investment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, natural disasters, recessions, or other events could also have a significant impact on the Portfolio and its investments. The market prices of securities may also be negatively impacted by trading activity and investor interest, including interest driven by factors unrelated to market conditions or financial performance. In these circumstances, the value of the Portfolio's investments, particularly any short positions or exposures, may fluctuate dramatically.

A Portfolio may experience a substantial or complete loss on any individual security. Since the global financial crisis that began in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in slower growth and an unusually high degree of volatility in the financial markets, both domestic and foreign. Changes in the U.S. and governmental market support activities implemented since the financial crisis could negatively affect the markets generally and increase market volatility. This could reduce the value and liquidity of the securities in which the Portfolio invests and make identifying investment risks and opportunities especially difficult.

Policy and legislative changes in the U.S. and abroad affect many aspects of financial regulation and may, in some cases, contribute to decreased liquidity and increased volatility in the financial markets. Economies and financial markets around the world are becoming increasingly interconnected. As a result, whether or not a Portfolio has exposure to securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio's investments may be negatively affected.

In addition, market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. An increase in interest rates or other adverse conditions (e.g., inflation/deflation, increased selling of fixed income investments across other pooled investment vehicles or accounts, changes in investor perception or changes in government intervention in the markets) may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values of portfolio holdings and increase a Portfolio's costs. If dealer capacity in fixed income markets is insufficient for market conditions, this has the potential to further inhibit liquidity and increase volatility in the fixed income markets. The spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as "COVID-19") has caused volatility, severe market dislocations and liquidity constraints in many

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

markets, including markets for the securities the Portfolios hold, and may adversely affect the Portfolios' investments and operations. The transmission of COVID-19 and efforts to contain its spread could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolios. In certain cases, an exchange or market may close or issue trading halts on specific securities or even the entire market, which may result in the Portfolios being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price their investments.

Quantitative Investing Risk – Investments selected using quantitative analysis or "models" may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). In addition, investments selected using models may react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. There is no guarantee that the use of quantitative analysis will result in effective investment decisions for a Portfolio. Additionally, commonality of holdings across quantitative money managers may amplify losses.

10.  PAYMENTS BY AFFILIATES

During the year ended December 31, 2021, in connection with the Reorganization (as defined below), the Adviser voluntarily reimbursed the Global Atlantic BlackRock Disciplined Growth Portfolio $1,818, the Global Atlantic BlackRock Disciplined International Core Portfolio $5,512, and the Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio $35,255 for brokerage commissions incurred. Additionally, the Adviser voluntarily reimbursed the Global Atlantic BlackRock Disciplined Growth Portfolio $84, the Global Atlantic BlackRock Disciplined International Core Portfolio $4,993, and the Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio $1,396 for custody transaction fees incurred. The dollar amounts of the voluntary custody transaction fee reimbursement are included in the statements of operations as expenses waived / reimbursed and are not available to be recouped by the Adviser.

11.  OTHER RECENT DEVELOPMENTS

Ongoing concerns regarding the economies of certain countries in Europe, as well as the possibility that one or more countries could leave the European Union (the "EU"), create risks for investing in the European markets. These risks may be heightened due to the June 2016 referendum in which the United Kingdom ("UK") voted to exit the EU (commonly known as "Brexit"). On January 31, 2020, the UK withdrew from the EU. This commenced a transition period that lasted until December 31, 2020. On December 30, 2020, the EU and UK signed the EU-UK Trade and Cooperation Agreement ("TCA"), an agreement on the terms governing certain aspects of the EU's and the UK's relationship following the end of the transition period. Notwithstanding the TCA, there is likely to be considerable uncertainty as to the UK's post-transition framework. The full impact of Brexit on the UK and EU economies and the broader global economy is not yet known. The impact could be significant and could, among other outcomes, result in increased volatility and illiquidity, potentially lower economic growth and decreased asset valuations. Brexit may have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union. Brexit may also have a negative impact on the economy and currency of the UK as a result of anticipated, or actual changes to the UK's economic and political relations with the EU. Any or all of these challenges may affect the value of a Portfolio's investments economically tied to the UK or the EU.

On March 5, 2021, the United Kingdom's Financial Conduct Authority ("FCA") and ICE Benchmark Authority formally announced the dates after which the LIBORs will no longer be representative and subsequently cease publication. Certain LIBORs ceased publication on December 31, 2021, and others will cease publication after June 30, 2023. The unavailability or replacement of LIBOR presents risks to applicable Portfolios, including the risk that any pricing adjustments to a Portfolio's investments resulting from a substitute reference rate may adversely affect the Portfolio's performance and/or NAV. The impact of a substitute reference rate, if any, will vary on an investment-by-investment basis. The Adviser or Sub- Adviser may have discretion to determine a substitute reference rate, including any price or other adjustments to account for differences between the substitute reference rate and the previous rate. The substitute reference rate and any adjustments selected could negatively impact a Portfolio's investment performance or financial condition, including in ways unforeseen by the Adviser or Sub-Adviser.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

In addition, the current ongoing outbreak of COVID-19, a respiratory illness caused by a novel strain of coronavirus has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolios hold, and may adversely affect the Portfolios' investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things: quarantines and travel restrictions, including border closings, strained healthcare systems, event cancellations, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place, including equity and debt market losses and overall volatility, and the jobs market. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. The COVID-19 crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

12.  OTHER MATTERS

On February 1, 2021, Global Atlantic Financial Group Limited (together with its subsidiaries, "Global Atlantic") was acquired by KKR & Co. Inc (the "Transaction"). Under the 1940 Act, the Transaction resulted in the automatic termination of the existing: (i) investment advisory agreement between the Adviser and the Trust on behalf of each Portfolio; (ii) sub-advisory agreements between the Adviser, the sub- advisers and the Trust on behalf of each applicable Portfolio; and (iii) underwriting agreement between GAD and the Trust on behalf of the Portfolios (collectively, the "Existing Agreements").

At a meeting held on September 22, 2020, the Board, including all of the Trustees who are not "interested persons," as that term is defined in the 1940 Act, unanimously voted to approve each of the following to become effective upon the closing of the Transaction: (i) a new investment advisory agreement between the Adviser and the Trust on behalf of each Portfolio ("New Advisory Agreement"); (ii) new sub-advisory agreements between the Adviser, the sub-advisers and the Trust on behalf of each applicable Portfolio ("New Sub-Advisory Agreements"); and (iii) a new underwriting agreement between GAD and the Trust on behalf of each Portfolio (collectively , the "New Agreements").

The New Advisory Agreement and New Sub-Advisory Agreements were also subject to shareholder approval. At a special meeting of shareholders held on November 23, 2020, the New Advisory Agreement and New Sub-Advisory Agreements were approved by the shareholders of each Portfolio. The New Agreements took effect on February 1, 2021.

13.  REORGANIZATION

At a meeting held on May 4, 2021, the Board of the Trust approved an Agreement and Plan of Reorganization (the "Plan") that provides for the reorganization of each Acquired Portfolio identified below (each an "Acquired Portfolio") into the corresponding Acquiring Portfolio identified below (each an "Acquiring Portfolio") (each a "Reorganization" and collectively, the "Reorganizations"). The purpose of the Reorganizations was to combine portfolios with the same investment objectives and fundamental investment policies. Each Reorganization occurred after the close of business on August 20, 2021.

Acquired Portfolio	Corresponding Acquiring Portfolio
Global Atlantic BlackRock Disciplined Small Cap Portfolio	Global Atlantic BlackRock Disciplined Mid Cap Growth
Portfolio
Global Atlantic Goldman Sachs Mid Cap Value Insights	Global Atlantic BlackRock Disciplined Mid Cap Growth
Portfolio	Portfolio
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	Global Atlantic BlackRock Disciplined Core Portfolio
Global Atlantic Goldman Sachs Global Equity Insights	Global Atlantic BlackRock Disciplined International Core
Portfolio	Portfolio
Global Atlantic Goldman Sachs Large Cap Growth
Insights Portfolio	Global Atlantic BlackRock Disciplined Growth Portfolio

Pursuant to the terms of the Plan, after the close of business on August 20, 2021, each Acquired Portfolio transferred all of its assets to the corresponding Acquiring Portfolio, in exchange for shares of the corresponding Acquiring Portfolio and the assumption of all of the liabilities of the Acquired Portfolio by the corresponding Acquiring Portfolio.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

After the close of business on August 20, 2021, the consummation of each Reorganization was accomplished by a tax-free exchange of shares of each Acquiring Portfolio in the following amounts:

Acquired Portfolio Name/ Share Class Name	Acquired Portfolio Net Assets	Acquired Portfolio Shares Outstanding	Acquiring Portfolio Name/ Share Class Name	Acquiring Portfolio Net Assets	Acquiring Portfolio Shares Outstanding	Net Assets Post Reorganization	Shares Outstanding Post Reorganization
Global Atlantic BlackRock Disciplined Small Cap Portfolio Class I	$9,709,098	828,401	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio Class I	$166,344,270	8,977,361	176,053,368	9,501,348
Global Atlantic BlackRock Disciplined Small Cap Portfolio Class II	9,060,416	773,134	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio Class II	63,417,068	3,430,265	72,477,484	3,920,349
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio Class I	45,428,775	4,024,126	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio Class I	166,344,270	8,977,361	211,773,045	11,429,087
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio Class II	80,843,019	7,170,940	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio Class II	63,417,068	3,430,265	144,260,087	7,803,113
Global Atlantic BlackRock Disciplined U.S. Core Portfolio Class I	23,443,474	1,769,184	Global Atlantic BlackRock Disciplined Core Portfolio Class I	632,960,015	38,005,570	656,403,489	39,413,213
Global Atlantic BlackRock Disciplined U.S. Core Portfolio Class II	4,453,624	336,517	Global Atlantic BlackRock Disciplined Core Portfolio Class II	37,550,691	2,261,392	42,004,315	2,529,601
Global Atlantic Goldman Sachs Global Equity Insights Portfolio Class I	15,500,428	1,226,678	Global Atlantic BlackRock Disciplined International Core Portfolio Class I	106,197,582	9,263,537	121,698,010	10,615,633
Global Atlantic Goldman Sachs Global Equity Insights Portfolio Class II	13,207,380	1,046,133	Global Atlantic BlackRock Disciplined International Core Portfolio Class II	41,333,839	3,615,693	54,541,219	4,771,007
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio Class I	97,015,184	6,505,658	Global Atlantic BlackRock Disciplined Growth Portfolio Class I*	-	-	97,015,184	5,160,728
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio Class II	6,398,918	429,990	Global Atlantic BlackRock Disciplined Growth Portfolio Class II	20,329,976	1,081,454	26,728,894	1,421,845

*  Global Atlantic BlackRock Disciplined Growth Portfolio Class I commenced operations with the reorganization.

The following shares were exchanged in connection with the reorganization:

Acquiring Portfolio	Class	New Shares
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	I	$523,987
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	II	490,084
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	I	2,451,726
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	II	4,372,848
Global Atlantic BlackRock Disciplined Core Portfolio	I	1,407,644
Global Atlantic BlackRock Disciplined Core Portfolio	II	268,209
Global Atlantic BlackRock Disciplined International Core Portfolio	I	1,352,096
Global Atlantic BlackRock Disciplined International Core Portfolio	II	1,155,314
Global Atlantic BlackRock Disciplined Growth Portfolio	I	5,160,728
Global Atlantic BlackRock Disciplined Growth Portfolio	II	340,391

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

On the reorganization date, each Acquired Portfolio had the following total investment cost and value, representing the principal assets acquired by the corresponding Acquiring Portfolio:

Acquired Portfolios	Total Investment Value	Total Investment Cost	Unrealized Appreciation (Depreciation) on Investments
Global Atlantic BlackRock Disciplined Small Cap Portfolio	$18,741,057	$15,779,515	$2,961,542
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	126,185,095	112,955,014	13,230,081
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	27,882,029	20,642,968	7,239,061
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	28,519,829	22,738,416	5,781,413
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	104,246,809	67,518,995	36,727,814

For financial reporting purposes, assets received and shares issued by an Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from an Acquired Portfolio were carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisition were as follows:

Acquired Portfolios		Class	Acquired Portfolios	Acquiring Portfolios		Class
		Net Assets	Unrealized Appreciation (Depreciation) on Investments			Net Assets
Global Atlantic BlackRock Disciplined Small Cap Portfolio	I	$9,709,098	$1,522,944	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	I	$166,344,270
Global Atlantic BlackRock Disciplined Small Cap Portfolio	II	9,060,416	1,438,598	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	II	63,417,068
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	I	45,428,775	4,709,765	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	I	166,344,270
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	II	80,843,019	8,520,316	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	II	63,417,068
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	I	23,443,474	6,161,895	Global Atlantic BlackRock Disciplined Core Portfolio	I	632,960,015
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	II	4,453,624	1,077,166	Global Atlantic BlackRock Disciplined Core Portfolio	II	37,550,691
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	I	15,500,428	3,460,777	Global Atlantic BlackRock Disciplined International Core Portfolio	I	106,197,582
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	II	13,207,380	2,320,636	Global Atlantic BlackRock Disciplined International Core Portfolio	II	41,333,839
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	I	97,015,184	34,899,540	Global Atlantic BlackRock Disciplined Growth Portfolio	I	-
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	II	6,398,918	1,828,274	Global Atlantic BlackRock Disciplined Growth Portfolio	II	20,329,976

The financial statements reflect the operations of the Acquiring Portfolios for the period prior to the acquisition and the combined portfolios for the period subsequent to the portfolio mergers. Assuming the acquisition had been completed on

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2021

January 1, 2021, the Acquiring Portfolios unaudited pro formas results of operations for the year ended December 31, 2021 would have been as follows:

Acquiring Portfolios	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase in Net Assets Resulting from Operations
Global Atlantic BlackRock Disciplined Core Portfolio	$5,334,121	$165,591,943	$170,926,064
Global Atlantic BlackRock Disciplined Growth Portfolio	231,074	31,333,516	31,564,591
Global Atlantic BlackRock Disciplined International Core Portfolio	3,071,630	14,443,303	17,514,933
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	1,002,013	57,985,562	58,987,575

Since the combined investment Porfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Acquired Portfolios that have been included in the Acquiring Portfolio's Statements of Operations since August 20, 2021.

Since both the Acquired Portfolios and the Acquiring Portfolios sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

14.  SUBSEQUENT EVENTS

The Portfolios evaluated subsequent events from December 31, 2021 through the date these financial statements were issued. There were no significant events that would have a material impact on the Portfolios' financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Forethought Variable Insurance Trust
And the Shareholders of each of the Separate Series of Forethought Variable Insurance Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Global Atlantic BlackRock Allocation Portfolio, Global Atlantic BlackRock Disciplined Core Portfolio, Global Atlantic BlackRock Disciplined Growth Portfolio, Global Atlantic BlackRock International Core Portfolio, Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio, Global Atlantic BlackRock Disciplined Value Portfolio, Global Atlantic BlackRock High Yield Portfolio, and Global Atlantic Goldman Sachs Core Fixed Income Portfolio (collectively, the Portfolios), including the schedules of investments, as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for each of the four years in the period then ended and for the period November 6, 2017 (commencement of operations) through December 31, 2017. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios as of December 31, 2021, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from November 6, 2017 (commencement of operations) through December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on the Portfolios' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Portfolios not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2021, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from custodians or brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more investment companies advised by Global Atlantic Investment Advisors, LLC since 2013.

Denver, Colorado
February 23, 2022

Global Atlantic Portfolios

Expense Examples

December 31, 2021 (Unaudited)

As a shareholder of the Portfolios, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 through December 31, 2021.

Actual Expenses

The "Actual" expenses set of columns in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The "Hypothetical" expenses set of columns in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example for a specific Portfolio with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees or other expenses charged by your insurance contract or separate account. Therefore, the Hypothetical columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual			Hypothetical (5% return before expenses)
	Class	Portfolio's Annualized Expense Ratio	Beginning Account Value 7-1-21	Ending Account Value 12-31-21	Expenses Paid During Period*		Ending Account Value 12-31-21	Expenses Paid During Period*
Global Atlantic BlackRock Allocation Portfolio	I	0.32%	$1,000	$1,038.30	$1.64		$1,023.59	$1.63
Global Atlantic BlackRock Allocation Portfolio	II	0.57%	$1,000	$1,036.90	$2.93		$1,022.33	$2.91
Global Atlantic BlackRock Disciplined Core Portfolio	I	0.49%	$1,000	$1,115.20	$2.61		$1,022.74	$2.50
Global Atlantic BlackRock Disciplined Core Portfolio	II	0.74%	$1,000	$1,114.30	$3.94		$1,021.48	$3.77
Global Atlantic BlackRock Disciplined Growth Portfolio	I	0.48%	$1,000	$1,091.20	$1.83	**	$1,022.79	$2.45	**
Global Atlantic BlackRock Disciplined Growth Portfolio	II	0.75%	$1,000	$1,126.00	$4.02		$1,021.42	$3.82

* Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

** Actual expense is equal to the Portfolio's annualized expense ratio, multiplied by the number of days in the period (133) divided by the number of days in the fiscal year (365) to reflect the period from August 20, 2021 (commencement of operations) to December 31, 2021.

Global Atlantic Portfolios

Expense Examples (Continued)

December 31, 2021 (Unaudited)

				Actual		Hypothetical (5% return before expenses)
	Class	Portfolio's Annualized Expense Ratio	Beginning Account Value 7-1-21	Ending Account Value 12-31-21	Expenses Paid During Period*	Ending Account Value 12-31-21	Expenses Paid During Period*
Global Atlantic BlackRock Disciplined International Core Portfolio	I	0.73%	$1,000	$987.90	$3.66	$1,021.53	$3.72
Global Atlantic BlackRock Disciplined International Core Portfolio	II	0.98%	$1,000	$986.70	$4.91	$1,020.27	$4.99
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	I	0.64%	$1,000	$1,020.40	$3.26	$1,021.98	$3.26
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	II	0.89%	$1,000	$1,019.00	$4.53	$1,020.72	$4.53
Global Atlantic BlackRock Disciplined Value Portfolio	I	0.55%	$1,000	$1,078.00	$2.88	$1,022.43	$2.80
Global Atlantic BlackRock Disciplined Value Portfolio	II	0.80%	$1,000	$1,076.90	$4.19	$1,021.17	$4.08
Global Atlantic BlackRock High Yield Portfolio	I	0.60%	$1,000	$1,015.00	$3.05	$1,022.18	$3.06
Global Atlantic BlackRock High Yield Portfolio	II	0.85%	$1,000	$1,013.40	$4.31	$1,020.92	$4.33
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	I	0.45%	$1,000	$999.20	$2.27	$1,022.94	$2.29

* Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

** Actual expense is equal to the Portfolio's annualized expense ratio, multiplied by the number of days in the period (133) divided by the number of days in the fiscal year (365) to reflect the period from August 20, 2021 (commencement of operations) to December 31, 2021.

Global Atlantic Portfolios

Supplemental Information

December 31, 2021 (Unaudited)

Approval of Amendment to Sub-Advisory Agreement with BlackRock Investment Management, LLC on behalf of GA BlackRock Allocation

At a meeting held on August 11, 2021, the Board of Trustees (the "Trustees" or the "Board") of Forethought Variable Insurance Trust (the "Trust"), including a majority of the Trustees who are not "interested persons" (the "Independent Trustees"), considered the approval of an amendment to the sub-advisory agreement between Global Atlantic Investment Advisors, LLC (the "Adviser"), BlackRock Investment Management, LLC ("BlackRock") and the Trust on behalf of Global Atlantic BlackRock Allocation Portfolio ("GA BlackRock Allocation") to lower the sub-advisory fee schedule, effective as of July 1, 2021, and to make certain other non-material changes to the sub-advisory agreement (the "Amendment").

The Trustees considered that they approved the sub-advisory agreement with BlackRock at their September 22, 2020 meeting with a two-year initial term. The Trustees considered the detailed information provided by BlackRock in the September 22, 2020 meeting materials in response to the questionnaire provided by counsel and noted the discussions from that meeting. The Trustees also considered the Adviser's representation that the Amendment is not expected to result in any changes to the nature, extent and quality of the services provided by BlackRock to GA BlackRock Allocation, the investment process and strategies employed in sub-advising GA BlackRock Allocation, the day-to-day management of GA BlackRock Allocation or the persons primarily responsible for such management. Finally, the Trustees considered that the Amendment would result in a lower sub-advisory fee schedule for GA BlackRock Allocation, however, it would not result in a lower overall advisory fee.

Having considered such information as the Trustees believed to be reasonably necessary to evaluate the terms of the Amendment, and as assisted by the advice of counsel, the Trustees unanimously concluded that approving the Amendment was in the best interests of GA BlackRock Allocation and its shareholders. The Trustees noted that, in considering the Amendment, they did not identify any one factor as all important and each Trustee may have afforded different weight to the various factors.

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2021 (Unaudited)

Trustees and Officers

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is c/o Global Atlantic Investment Advisors, LLC, 10 West Market Street, Suite 2300, Indianapolis, Indiana 46204.

Independent Trustees

Name and Year of Birth	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin (1951)	Trustee since 2013	Mr. Garbin serves as Managing Principal of Coherent Capital Management LLC (since 2007).	16

Mr. Garbin serves as Director of OHA CLO Enhanced Equity II Genpar LLP (since 2021), Carlyle Tactical Private Credit Fund (since 2018), iCapital KKR Private Markets Fund (Formerly Altegris KKR Commitments Fund) (since 2014), Two Roads Shared Trust (since 2012), Northern Lights Fund Trust (since 2013), and Northern Lights Variable Trust (since 2013). Previously, Mr. Garbin served as Director of Oak Hill Advisors Mortgage Strategies Fund (Offshore) (2014–2017).

Mitchell E. Appel (1970)	Trustee since 2013	Mr. Appel serves as President of Value Line Funds (since 2008), as Chief Financial Officer (since 2008) and President (since 2009) of EULAV Securities LLC, and as President (since 2009) and Treasurer (since 2011) of EULAV Asset Management.	16	Mr. Appel serves as Director of Value Line Funds (since 2010) and EULAV Asset Management (since 2010).
Joseph E. Breslin (1953)	Trustee since 2013	Mr. Breslin serves as Senior Counsel of White Oak Global Advisors, LLC (since 2016) and has provided consultant services to investment managers (since 2009). Previously, Mr. Breslin served as Counsel of Common fund (2014–2016).	16

Mr. Breslin serves as Director of Kinetics Mutual Funds, Inc. (since 2000), Kinetics Portfolios Trust (since 2000) and Northern Lights Fund Trust IV (since 2015). Previously, Mr. Breslin served as Director of BlueArc Multi-Strategy Fund (2014–2017) and Hatteras Trust (2004–2016).

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2021 (Unaudited)

Interested Trustee and Officers of the Trust

Name and Year of Birth	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Robert M. Arena, Jr. (1968)[2]	Trustee since 2013

Mr. Arena serves as President of The Global Atlantic Financial Group LLC ("TGAFG") (since 2021); as Director of Global Atlantic Financial Group Limited ("GAFGL") (since 2021); as President and Head of Life and Retirement of Ariel Re (Holdings) Limited, Global Atlantic Financial Life Limited ("GAFLL") and Global Atlantic Financial Limited (formerly Commonwealth Re Midco Limited) ("GAFL") (since 2020); as Director and President of Global Atlantic Financial Company ("GAFC") (since 2017 and 2020, respectively); as Director of GAFL (since 2019); as Director, President and Head of Life and Retirement of Global Atlantic (Fin) Company (since 2017, 2019 and 2017, respectively); as Director, Chairman and President of Forethought Life Insurance Company ("FLIC") (since 2016, 2017 and 2016, respectively); as Director, Chairman and President of Commonwealth Annuity and Life Insurance Company ("CWA") and First Allmerica Financial Life Insurance Company (FAFLIC") (since 2017, 2017 and 2018, respectively); as Director, Chairman and Chief Executive Officer of Accordia Life and Annuity Company ("Accordia") (since 2016, 2017 and 2017, respectively); as Manager and Chairman of Global Atlantic Investment Advisors, LLC ("GAIA") (since 2016); and as Manager, Chairman and President of Global Atlantic Distributors, LLC ("GAD") (since 2012, 2012 and 2013, respectively); Previously, Mr. Arena has served as President and Head of Life and Retirement of GAFGL (2020–2021); as Co-President, Head of Life and Retirement of GAFGL, GAFL and GAFLL (2017–2020); as President and Head of Individual Markets (2019–2020) and Co-President and Head of Life and Retirement of GAFC (2017–2019 and 2016–2019, respectively); as Co-President of Global Atlantic (Fin) Company (2017–2019); as Executive Vice President of CWA (2017–2018); as Executive Vice President of Forethought Financial Group, Inc. ("FFG") (2013–2014); and as President of Forethought Annuity, FFG (2013–2015).

			16	None

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2021 (Unaudited)

Name and Year of Birth	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Barrie Ribet (1982)[3]	Trustee since 2021	Ms. Ribet serves as Managing Director of GAFC (since 2017); Managing Director of FLIC, CWA, Accordia, and FAFLIC (since 2019) and Managing Director of Global Atlantic Equipment Management, LLC (since 2021). Previously, Ms. Ribet served as Senior Vice President, Head of Asset Origination of GAFC (from 2015 to 2017).	16	None
Eric Todd (1969)	President and Chief Executive Officer since 2021

Mr. Todd is currently Chief Product Officer of GAFC, he also serves as Managing Director of GAFC (since 2015); Manager, President and Chief Investment Officer of GAIA (since 2013); Manager of GAD (since 2016); Director and Managing Director of FLIC (since 2014 and 2018, respectively); and Director and Managing Director of CWA, FAFLIC and Accordia (since 2017 and 2018, respectively).

			N/A	N/A
Deborah Schunder (1967)	Vice President since 2014

Ms. Schunder serves as Senior Vice President, Head of Investment Product Management, Sales Reporting, Analytics and Compensation of GAFC (since 2021). Previously, Ms. Schunder served as Vice President of Investment Product Management of GAFC (2013–2021).

			N/A	N/A
Trent M. Statczar (1971)	Treasurer and Principal Financial Officer since 2019	Mr. Statczar serves as Senior Director of Foreside Management Services, LLC (since 2008).	N/A	N/A
Sarah M. Patterson (1976)	Secretary/Chief Legal Officer since 2013

Ms. Patterson serves as Managing Director, General Counsel for Individual Markets and Assistant Secretary for FLIC, Accordia, FAFLIC, CWA and GAFC (since 2019, 2020, and 2014, respectively); as Secretary of GAIA (since 2016); and as Assistant Secretary of GAD (since 2016). Previously Ms. Patterson served as Associate General Counsel of FLIC, Accordia, FAFLIC, CWA and GAFC (2014–2020), Senior Vice President (2016–2019) and Vice President (2014–2016) of GAFGL and Vice President and Assistant General Counsel of FFG (2013–2014).

			N/A	N/A
David Capalbo (1968)	Chief Compliance Officer since 2018

Mr. Capalbo serves as Vice President of Compliance Operations of GAFC (since 2021) and Chief Compliance Officer of GAIA (since 2018). Previously, Mr. Capalbo served as Assistant Vice President and Senior Compliance Officer of GAFC (2016–2021) and Senior Director of Asset Management Compliance of Columbia Threadneedle Investments (2006–2016).

			N/A	N/A

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2021 (Unaudited)

Name and Year of Birth	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Elizabeth Constant (1976)	Assistant Secretary since 2017

Ms. Constant serves as Vice President and Assistant General Counsel of GAFC (since 2020). Previously, Ms. Constant served as Assistant Vice President and Legal Counsel (2016–2020) and Associate Counsel (2014–2016) of GAFC.

			N/A	N/A

1  The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

2  Mr. Arena is an interested person of the Trust because he is an officer of GAFGL. Mr. Arena holds comparable positions with the GAIA, GAD, FLIC, CWA, and certain other companies affiliated with GAIA.

3  Ms. Ribet is an interested person of the Trust because she is Managing Director of GAFC. Ms. Ribet holds comparable positions with the FLIC, CWA, and certain other companies affiliated with GAIA.

PRIVACY NOTICE

FACTS	WHAT DOES FORETHOUGHT VARIABLE INSURANCE TRUST DO WITH YOUR PERSONAL INFORMATION?
WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?	The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

◼ Social Security number and wire transfer instructions
◼ account transactions and transaction history
◼ investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.
HOW?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Forethought Variable Insurance Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Forethought Variable Insurance Trust share information?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	Yes	No
For our marketing purposes – to offer our products and services to you.	No	We don't share
For joint marketing with other financial companies.	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and records.	No	We don't share
For our affiliates' everyday business purposes – information about your credit worthiness.	No	We don't share
For nonaffiliates to market to you	No	We don't share

WHAT WE DO:

How does Forethought Variable Insurance Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Forethought Variable Insurance Trust collect my personal information?	We collect your personal information, for example, when you

◼ open an account or deposit money
◼ direct us to buy securities or direct us to sell your securities
◼ seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:

◼ sharing for affiliates' everyday business purposes – information about your creditworthiness.
◼ affiliates from using your information to market to you.
◼ sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◼ Forethought Variable Insurance Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

◼ Forethought Variable Insurance Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◼ Forethought Variable Insurance Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on or through the Portfolios' website at http://connect.rightprospectus.com/globalatlanticportfolios and (2) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Portfolios' Form N-PORTs are available: (i) on the SEC's website at http://www.sec.gov; and (ii) on the Portfolios' website at http://connect.rightprospectus.com/globalatlanticportfolios. Each Portfolio will post to http://connect.rightprospectus.com/globalatlanticportfolios, a complete list of its portfolio holdings as of the last calendar day of each month approximately 30 days following the end of the month. Each Portfolio's portfolio holdings will remain available on the website noted above at least until the next monthly update.

INVESTMENT ADVISER

Global Atlantic Investment Advisors, LLC
10 West Market Street, Suite 2300
Indianapolis, IN 46204

ADMINISTRATOR

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INVESTMENT SUB-ADVISERS

BlackRock Investment Management, LLC
1 University Square Drive
Princeton, NJ 08540-6455

Goldman Sachs Asset Management, L.P.
200 West Street
New York, NY 10282

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)	Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	The Code of Ethics is not posted on the registrant’s website.

(f)	A copy of the Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The board of Trustees of the registrant has determined that the registrant has at least one “audit committee financial expert” as defined by Item 3 of Form N-CSR serving on its audit committee. Joseph E. Breslin is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are:

2020	2021
$392,750	$300,000

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are:

2020	2021
$0	$0

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are:

2020	2021
$78,250	$78,250

Preparation of Federal & State income tax returns, assistance with calculation of required income and capital gain distributions.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are:

2020	2021
$14,250	$24,000

Review of annual registration statement filings for 2020 and 2021 and a fee for review of portfolio reorganization activities in 2021.

Audit Committee’s Pre-Approval Policies

(e)(1)	The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

Percentages of Services Approved by the Audit Committee

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

All services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant for the fiscal year ended December 31, 2021 were $102,250 and $0, respectively and for the fiscal year ended December 31, 2020, were $92,500 and $0, respectively.

(h)	The audit committee considered the non-audit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the registrant have concluded that the disclosure controls and procedures of the registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Forethought Variable Insurance Trust

By (Signature and Title)*	/s/ Trent M. Statczar
Trent M. Statczar, Treasurer
(principal financial officer)

Date	February 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric D. Todd
Eric D. Todd President
(principal executive officer)

Date	February 25, 2022

By (Signature and Title)*	/s/ Trent M. Statczar
Trent M. Statczar, Treasurer
(principal financial officer)

Date	February 25, 2022

* Print the name and title of each signing officer under his or her signature.